Fidelity® Variable Insurance Products:

Asset ManagerSM  Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Initial Class	-8.73%	1.45%	7.06%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class	-8.85%	1.31%	6.98%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class 2	-9.03%	1.22%	6.93%
Fidelity Asset Manager Composite	-7.39%	3.63%	7.97%
S&P 500 ®	-22.10%	-0.59%	9.34%
LB Aggregate Bond	10.26%	7.54%	7.51%
LB 3 Month T-Bill	1.78%	4.52%	4.70%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	7.55%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500® Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager Composite Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)
An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund lagged the Fidelity Asset Manager Composite Index, which fell 7.39%, but beat the Lipper Inc. variable annuity flexible portfolio funds average, which was -10.32%.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 50% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped relative to our peer average, as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied, and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Avon Products - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2002, more than $2.8 billion

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	3.5
Clear Channel Communications, Inc.	2.9
American International Group, Inc.	2.5
General Electric Co.	2.3
Fannie Mae	2.3
13.5
Top Five Bond Issuers as of December 31, 2002
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	10.5
U.S. Treasury Obligations	4.6
Government National Mortgage Association	2.1
Freddie Mac	0.6
Nextel Communications, Inc.	0.4
18.2
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and equity futures	49.1%
Bond Class	42.3%
Short-Term Class	8.6%

* Foreign investments 4.5%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 48.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.0%
Dana Corp.	73,700	$ 866,712
Exide Technologies warrants 3/18/06 (a)	2	1
		866,713
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	462,100	7,430,568
Household Durables - 0.1%
Leggett & Platt, Inc.	67,600	1,516,944
Media - 4.3%
AOL Time Warner, Inc. (a)	2,580,600	33,805,860
Clear Channel Communications, Inc. (a)	2,204,100	82,190,889
Comcast Corp. Class A (a)	183,392	4,322,549
		120,319,298
Multiline Retail - 0.1%
Target Corp.	138,400	4,152,000
Specialty Retail - 1.5%
Home Depot, Inc.	1,358,100	32,540,076
Lowe's Companies, Inc.	209,700	7,863,750
Office Depot, Inc. (a)	103,300	1,524,708
		41,928,534
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	8,445	162,566
TOTAL CONSUMER DISCRETIONARY		176,376,623
CONSUMER STAPLES - 3.8%
Beverages - 1.1%
PepsiCo, Inc.	417,000	17,605,740
The Coca-Cola Co.	308,900	13,535,998
		31,141,738
Food & Drug Retailing - 1.3%
CVS Corp.	862,300	21,531,631
Rite Aid Corp. (a)	1,380,100	3,381,245
Safeway, Inc. (a)	352,400	8,232,064
Sysco Corp.	123,200	3,670,128
		36,815,068
Food Products - 0.0%
Fresh Del Monte Produce, Inc.	28,000	529,480
McCormick & Co., Inc. (non-vtg.)	29,200	677,440
		1,206,920
Personal Products - 0.4%
Alberto-Culver Co. Class B	162,800	8,205,120
Gillette Co.	100,000	3,036,000
		11,241,120
Tobacco - 1.0%
Philip Morris Companies, Inc.	680,100	27,564,453
TOTAL CONSUMER STAPLES		107,969,299

	Shares	Value (Note 1)
ENERGY - 3.5%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. (a)	36,960	$ 1,841,347
Diamond Offshore Drilling, Inc.	114,600	2,504,010
ENSCO International, Inc.	58,400	1,719,880
GlobalSantaFe Corp.	169,700	4,127,104
Halliburton Co.	69,700	1,304,087
Pride International, Inc. (a)	16,300	242,870
Rowan Companies, Inc.	27,936	634,147
Transocean, Inc.	183,000	4,245,600
		16,619,045
Oil & Gas - 2.9%
ChevronTexaco Corp.	306,500	20,376,120
ConocoPhillips	838,752	40,587,209
Exxon Mobil Corp.	594,400	20,768,336
		81,731,665
TOTAL ENERGY		98,350,710
FINANCIALS - 11.5%
Banks - 1.6%
Bank of America Corp.	132,900	9,245,853
Bank One Corp.	189,700	6,933,535
Comerica, Inc.	28,500	1,232,340
FleetBoston Financial Corp.	518,800	12,606,840
Synovus Financial Corp.	191,200	3,709,280
Wachovia Corp.	317,503	11,569,809
		45,297,657
Diversified Financials - 6.6%
Citigroup, Inc.	1,566,400	55,121,616
Fannie Mae (g)	991,200	63,763,896
Merrill Lynch & Co., Inc.	990,300	37,581,885
Morgan Stanley	774,000	30,898,080
		187,365,477
Insurance - 3.3%
Allmerica Financial Corp. (a)	216,100	2,182,610
Allstate Corp.	76,400	2,826,036
American International Group, Inc.	1,244,500	71,994,325
Hartford Financial Services Group, Inc.	239,200	10,866,856
PartnerRe Ltd.	39,300	2,036,526
Travelers Property Casualty Corp.:
Class A	66,296	971,236
Class B (a)	136,210	1,995,477
		92,873,066
TOTAL FINANCIALS		325,536,200
HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	516,600	14,464,800
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	1,685,400	99,758,814
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	66,800	$ 2,772,200
McKesson Corp.	59,300	1,602,879
Priority Healthcare Corp. Class B (a)	114,500	2,656,400
		106,790,293
Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	448,500	10,382,775
Merck & Co., Inc.	948,600	53,700,246
Pfizer, Inc.	1,402,100	42,862,197
Pharmacia Corp.	134,300	5,613,740
Recordati Spa	45,653	741,015
Schering-Plough Corp.	1,163,800	25,836,360
Wyeth	187,900	7,027,460
		146,163,793
TOTAL HEALTH CARE		267,418,886
INDUSTRIALS - 4.4%
Airlines - 0.0%
Delta Air Lines, Inc.	81,700	988,570
Commercial Services & Supplies - 0.6%
Aramark Corp. Class B	13,900	326,650
ChoicePoint, Inc. (a)	110,533	4,364,948
First Data Corp.	267,500	9,472,175
Sabre Holdings Corp. Class A (a)	83,500	1,512,185
		15,675,958
Industrial Conglomerates - 3.3%
General Electric Co.	2,734,500	66,585,075
Tyco International Ltd.	1,594,000	27,225,520
		93,810,595
Machinery - 0.3%
Ingersoll-Rand Co. Ltd. Class A	201,200	8,663,672
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	33,700	876,537
CSX Corp.	38,200	1,081,442
Norfolk Southern Corp.	160,500	3,208,395
Union Pacific Corp.	19,300	1,155,491
		6,321,865
TOTAL INDUSTRIALS		125,460,660
INFORMATION TECHNOLOGY - 4.3%
Communications Equipment - 0.6%
CIENA Corp. (a)	401,800	2,065,252
Cisco Systems, Inc. (a)	313,000	4,100,300
Comverse Technology, Inc. (a)	259,900	2,604,198
Motorola, Inc.	850,500	7,356,825
Polycom, Inc. (a)	88,000	837,760
		16,964,335

	Shares	Value (Note 1)
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	547,500	$ 14,640,150
EMC Corp. (a)	675,800	4,149,412
Hewlett-Packard Co.	645,800	11,211,088
Sun Microsystems, Inc. (a)	2,369,400	7,368,834
		37,369,484
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	28,300	361,957
Solectron Corp. (a)	906,100	3,216,655
Thermo Electron Corp. (a)	72,700	1,462,724
		5,041,336
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	67,500	1,103,625
Semiconductor Equipment & Products - 1.2%
Altera Corp. (a)	170,500	2,102,265
Analog Devices, Inc. (a)	186,500	4,451,755
Applied Materials, Inc. (a)	136,300	1,775,989
Atmel Corp. (a)	292,700	652,721
Intel Corp.	338,200	5,265,774
KLA-Tencor Corp. (a)	106,100	3,752,757
LAM Research Corp. (a)	188,400	2,034,720
Lattice Semiconductor Corp. (a)	145,000	1,271,650
Linear Technology Corp.	88,200	2,268,504
Micron Technology, Inc. (a)	214,700	2,091,178
Novellus Systems, Inc. (a)	74,200	2,083,536
Semtech Corp. (a)	77,700	848,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	275,000	1,938,750
United Microelectronics Corp. sponsored ADR (a)	554,990	1,864,766
Xilinx, Inc. (a)	99,500	2,049,700
		34,452,549
Software - 1.0%
Activision, Inc. (a)	102,100	1,489,639
Adobe Systems, Inc.	51,200	1,269,811
Computer Associates International, Inc.	129,200	1,744,200
Microsoft Corp. (a)	366,200	18,932,540
Network Associates, Inc. (a)	14,600	234,914
VERITAS Software Corp. (a)	210,700	3,291,134
		26,962,238
TOTAL INFORMATION TECHNOLOGY		121,893,567
MATERIALS - 0.6%
Chemicals - 0.2%
Dow Chemical Co.	52,390	1,555,983
IMC Global, Inc.	293,400	3,130,578
		4,686,561
Metals & Mining - 0.4%
Alcoa, Inc.	426,300	9,711,114
Ryerson Tull, Inc.	326,900	1,994,090
		11,705,204
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.0%
Bowater, Inc.	27,700	$ 1,162,015
TOTAL MATERIALS		17,553,780
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T Corp.	46,680	1,218,815
BellSouth Corp.	615,600	15,925,572
McCaw International Ltd. warrants 4/16/07 (a)(f)	8,150	1
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Ono Finance PLC rights 5/31/09 (a)(f)	1,740	17
Qwest Communications International, Inc. (a)	2,380,700	11,903,500
SBC Communications, Inc.	925,500	25,090,305
Verizon Communications, Inc.	964,400	37,370,500
		91,508,747
UTILITIES - 0.9%
Electric Utilities - 0.8%
FirstEnergy Corp.	463,300	15,275,001
Southern Co.	203,000	5,763,170
Wisconsin Energy Corp.	55,700	1,403,640
		22,441,811
Gas Utilities - 0.1%
NiSource, Inc.	106,200	2,124,000
TOTAL UTILITIES		24,565,811
TOTAL COMMON STOCKS (Cost $1,596,448,772)		1,356,634,283
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	168,800	2,245,715
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	3,121	2,341
TOTAL CONVERTIBLE PREFERRED STOCKS		2,248,056

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,490	$ 1,539,617
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	1,074	1,070,375
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	741,510
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	85	58,650
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	5,285	4,650,800
		4,709,450
TOTAL TELECOMMUNICATION SERVICES		5,450,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,060,952
TOTAL PREFERRED STOCKS (Cost $16,898,425)		10,309,008
Corporate Bonds - 21.9%
	Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (f)	$ 1,864,000	2,350,224
FINANCIALS - 0.0%
Diversified Financials - 0.0%
IOS Capital LLC 5% 5/1/07 (f)	1,390,000	1,217,362
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings 7% 5/15/09 (f)	2,940,000	2,923,463
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc. 2% 1/1/07	1,940,000	1,358,737
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
CIENA Corp. 3.75% 2/1/08	$ 3,590,000	$ 2,477,100
Juniper Networks, Inc. 4.75% 3/15/07	8,570,000	6,658,462
		10,494,299
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	8,250,000	3,784,688
Sanmina-SCI Corp.:
0% 9/12/20	5,070,000	2,066,025
4.25% 5/1/04	6,010,000	5,762,388
Solectron Corp. liquid yield option note:
0% 5/8/20	440,000	269,500
0% 11/20/20	2,490,000	1,226,325
		13,108,926
Semiconductor Equipment & Products - 0.2%
Agere Systems, Inc. 6.5% 12/15/09	1,058,000	855,742
ASML Holding NV 4.25% 11/30/04 (f)	1,340,000	1,147,375
Vitesse Semiconductor Corp. 4% 3/15/05	5,020,000	3,965,800
		5,968,917
TOTAL INFORMATION TECHNOLOGY		29,572,142
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	750,000	539,100
TOTAL CONVERTIBLE BONDS		36,602,291
Nonconvertible Bonds - 20.6%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	610,000	587,125
ArvinMeritor, Inc. 8.75% 3/1/12	1,800,000	1,845,000
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	2,500,000	2,779,340
Dana Corp. 10.125% 3/15/10	1,820,000	1,838,200
Dura Operating Corp. 8.625% 4/15/12	750,000	757,500
Stoneridge, Inc. 11.5% 5/1/12	45,000	42,975
		7,850,140
Hotels, Restaurants & Leisure - 1.2%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	680,000	725,900

	Principal Amount	Value (Note 1)
Domino's, Inc. 10.375% 1/15/09	$ 1,500,000	$ 1,620,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	4,330,000	4,503,200
Hilton Hotels Corp.:
7.625% 12/1/12	940,000	935,300
8.25% 2/15/11	1,220,000	1,262,700
Horseshoe Gaming LLC 8.625% 5/15/09	3,815,000	4,024,825
International Game Technology 8.375% 5/15/09	1,220,000	1,348,100
MGM Mirage, Inc. 8.5% 9/15/10	1,170,000	1,287,000
Penn National Gaming, Inc. 8.875% 3/15/10	2,270,000	2,315,400
Station Casinos, Inc. 8.375% 2/15/08	5,465,000	5,792,900
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	2,745,000	2,806,763
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	1,070,000	1,139,550
8.875% 4/15/11	3,030,000	3,287,550
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,260,000	2,265,650
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	1,890,000	1,899,450
		35,214,288
Household Durables - 0.3%
Beazer Homes USA, Inc.:
8.625% 5/15/11	1,680,000	1,730,400
8.875% 4/1/08	325,000	336,375
Champion Home Builders Co. 11.25% 4/15/07	525,000	438,375
D.R. Horton, Inc.:
7.875% 8/15/11	420,000	409,500
8% 2/1/09	1,040,000	1,040,000
KB Home 8.625% 12/15/08	1,070,000	1,118,150
Lennar Corp. 7.625% 3/1/09	1,500,000	1,552,500
Ryland Group, Inc. 9.125% 6/15/11	1,340,000	1,420,400
Standard Pacific Corp. 9.25% 4/15/12	725,000	703,250
		8,748,950
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	2,255,000	2,300,100
Media - 2.5%
AMC Entertainment, Inc.:
9.5% 2/1/11	975,000	960,375
9.875% 2/1/12	1,300,000	1,280,500
American Media Operations, Inc. 10.25% 5/1/09	1,870,000	1,930,775
AOL Time Warner, Inc. 6.75% 4/15/11	3,500,000	3,639,689
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 3,740,000	$ 4,039,200
Chancellor Media Corp. 8% 11/1/08	1,900,000	2,052,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	565,000	163,850
0% 4/1/11 (d)	3,875,000	1,336,875
0% 5/15/11 (d)	1,460,000	365,000
9.625% 11/15/09	725,000	319,000
10% 4/1/09	1,330,000	585,200
10% 5/15/11	1,595,000	717,750
10.75% 10/1/09	3,355,000	1,476,200
Cinemark USA, Inc. 9.625% 8/1/08	1,625,000	1,625,000
Continental Cablevision, Inc. 8.3% 5/15/06	5,975,000	6,472,646
Corus Entertainment, Inc. 8.75% 3/1/12	3,835,000	4,065,100
CSC Holdings, Inc.:
7.625% 4/1/11	3,450,000	3,251,625
7.625% 7/15/18	545,000	479,600
7.875% 2/15/18	205,000	180,400
EchoStar DBS Corp.:
9.125% 1/15/09	2,170,000	2,273,075
9.375% 2/1/09	5,200,000	5,460,000
10.375% 10/1/07	3,215,000	3,440,050
Entravision Communications Corp. 8.125% 3/15/09	2,495,000	2,619,750
International Cabletel, Inc. 11.5% 2/1/06 (c)	2,000,000	220,000
Lamar Media Corp.:
7.25% 1/1/13 (f)	470,000	475,875
8.625% 9/15/07	650,000	680,063
9.625% 12/1/06	235,000	243,225
LBI Media, Inc. 10.125% 7/15/12 (f)	1,495,000	1,562,275
News America Holdings, Inc. 7.75% 12/1/45	3,500,000	3,439,734
Nextmedia Operating, Inc. 10.75% 7/1/11	1,240,000	1,302,000
PanAmSat Corp.:
6.125% 1/15/05	750,000	731,250
6.375% 1/15/08	1,120,000	1,075,200
Penton Media, Inc. 11.875% 10/1/07	835,000	693,050
Quebecor Media, Inc. 11.125% 7/15/11	35,000	32,200
Radio One, Inc. 8.875% 7/1/11	4,620,000	4,954,950

	Principal Amount	Value (Note 1)
Regal Cinemas Corp. 9.375% 2/1/12	$ 2,465,000	$ 2,612,900
Telewest PLC yankee:
9.625% 10/1/06 (c)	2,710,000	487,800
11% 10/1/07 (c)	2,185,000	404,225
Yell Finance BV 10.75% 8/1/11	3,295,000	3,624,500
		71,272,907
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	460,000	464,600
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12 (f)	1,880,000	1,851,800
TOTAL CONSUMER DISCRETIONARY		127,702,785
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	1,065,000	1,102,275
Food & Drug Retailing - 0.2%
Kroger Co. 6.8% 4/1/11	2,230,000	2,444,435
Rite Aid Corp.:
6.125% 12/15/08 (f)	1,305,000	965,700
6.875% 8/15/13	495,000	351,450
7.125% 1/15/07	395,000	327,850
		4,089,435
Food Products - 0.3%
Chiquita Brands International, Inc. 10.56% 3/15/09	1,099,000	1,120,980
Corn Products International, Inc.:
8.25% 7/15/07	2,090,000	2,100,450
8.45% 8/15/09	190,000	191,425
Dean Foods Co.:
6.625% 5/15/09	180,000	178,200
6.9% 10/15/17	540,000	491,400
8.15% 8/1/07	1,730,000	1,812,175
Del Monte Corp.:
8.625% 12/15/12 (f)	1,260,000	1,285,200
9.25% 5/15/11	420,000	436,800
Dole Food Co., Inc. 7.25% 5/1/09	1,035,000	993,600
Michael Foods, Inc. 11.75% 4/1/11	105,000	116,550
		8,726,780
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	300,000	282,000
Personal Products - 0.1%
Revlon Consumer Products Corp. 12% 12/1/05	3,595,000	3,451,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	$ 3,955,000	$ 4,295,783
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	1,430,000	1,491,953
		5,787,736
TOTAL CONSUMER STAPLES		23,439,426
ENERGY - 1.1%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	1,130,000	1,158,250
Grant Prideco, Inc.:
9% 12/15/09 (f)	250,000	261,250
9.625% 12/1/07	1,020,000	1,081,200
Key Energy Services, Inc. 8.375% 3/1/08	1,460,000	1,529,350
		4,030,050
Oil & Gas - 0.9%
Chesapeake Energy Corp.:
8.125% 4/1/11	1,130,000	1,163,900
8.375% 11/1/08	610,000	628,300
8.5% 3/15/12	1,040,000	1,076,400
Encore Acquisition Co. 8.375% 6/15/12 (f)	1,325,000	1,378,000
Forest Oil Corp. 8% 12/15/11	1,030,000	1,084,075
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	3,000,000	3,225,000
Petro-Canada yankee 7% 11/15/28	1,290,000	1,322,966
Plains All American Pipeline LP 7.75% 10/15/12 (f)	680,000	703,800
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)	2,295,000	2,375,325
Teekay Shipping Corp. 8.875% 7/15/11	4,520,000	4,633,000
The Coastal Corp.:
6.2% 5/15/04	445,000	382,700
6.5% 5/15/06	705,000	571,050
6.95% 6/1/28	70,000	44,800
7.5% 8/15/06	430,000	352,600
7.75% 6/15/10	1,460,000	1,146,100
7.75% 10/15/35	595,000	392,700
7.75% 10/15/35	735,000	485,100
9.625% 5/15/12	2,385,000	1,931,850

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 1,200,000	$ 1,249,690
Vintage Petroleum, Inc. 8.25% 5/1/12	1,475,000	1,526,625
		25,673,981
TOTAL ENERGY		29,704,031
FINANCIALS - 5.0%
Banks - 0.6%
BankBoston Corp. 6.625% 2/1/04	510,000	531,440
Capital One Bank 6.5% 7/30/04	1,740,000	1,701,706
Fleet Financial Group, Inc. 7.125% 4/15/06	1,190,000	1,318,112
FleetBoston Financial Corp. 7.25% 9/15/05	1,730,000	1,915,591
Korea Development Bank 7.375% 9/17/04	615,000	665,365
MBNA America Bank NA 6.625% 6/15/12	1,565,000	1,595,205
MBNA Corp. 7.5% 3/15/12	2,035,000	2,187,798
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	1,660,000	1,921,319
7.816% 11/29/49	3,230,000	3,645,003
Washington Mutual Bank 6.875% 6/15/11	2,000,000	2,242,562
		17,724,101
Diversified Financials - 3.6%
AES Drax Holdings Ltd. 10.41% 12/31/20	2,145,000	1,201,200
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	2,450,000	2,685,790
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	420,000	306,600
Amvescap PLC yankee:
5.9% 1/15/07	1,015,000	1,076,733
6.6% 5/15/05	4,410,000	4,760,048
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,730,000	1,794,875
Capital One Financial Corp. 7.125% 8/1/08	2,500,000	2,315,230
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	770,000	773,850
CIT Group, Inc.:
5.5% 2/15/04	680,000	695,357
7.75% 4/2/12	1,440,000	1,617,342
Citigroup, Inc. 5.625% 8/27/12	620,000	651,919
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	779,258	506,517
6.9% 1/2/17	314,338	204,320
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc. 5.5% 8/1/06	$ 2,590,000	$ 2,753,960
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	605,000	604,375
7.57% 11/18/10	200,000	199,793
7.779% 11/18/05	125,000	100,000
7.92% 5/18/12	1,215,000	1,013,154
10.06% 1/2/16	410,000	328,000
Details Capital Corp. 12.5% 11/15/07	505,000	474,700
Deutsche Telekom International Finance BV:
8.25% 6/15/05	2,500,000	2,733,515
8.75% 6/15/30	2,500,000	2,887,878
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	1,240,000	1,140,800
10.625% 12/1/12 (f)	360,000	369,000
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	1,055,000	1,107,750
Ford Motor Credit Co.:
7.5% 3/15/05	3,850,000	3,928,016
7.875% 6/15/10	2,500,000	2,515,660
General Electric Capital Corp. 6% 6/15/12	3,140,000	3,390,180
General Motors Acceptance Corp.:
6.75% 1/15/06	1,290,000	1,335,951
6.875% 9/15/11	3,240,000	3,231,122
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,075,000	3,397,860
Household Finance Corp.:
6.375% 10/15/11	1,120,000	1,170,968
6.5% 1/24/06	1,565,000	1,666,603
7% 5/15/12	180,000	197,152
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	3,165,000	3,892,690
ING Capital Funding Trust III 8.439% 12/31/10	1,400,000	1,627,970
J.P. Morgan Chase & Co. 5.35% 3/1/07	2,000,000	2,115,600
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,000,000	1,093,337
6.625% 1/18/12	1,000,000	1,106,830
Merrill Lynch & Co., Inc. 4% 11/15/07	2,500,000	2,525,510
Morgan Stanley 6.6% 4/1/12	1,750,000	1,939,555
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	1,315,000	1,382,190

	Principal Amount	Value (Note 1)
NiSource Finance Corp. 7.875% 11/15/10	$ 2,485,000	$ 2,731,082
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	527,800	451,966
7.248% 7/2/14	722,261	361,130
7.575% 3/1/19	365,868	347,574
7.691% 4/1/17	80,000	64,000
7.95% 9/1/16	57,158	45,727
8.304% 9/1/10	626,288	438,402
Petronas Capital Ltd. 7% 5/22/12 (f)	4,615,000	5,073,616
PTC International Finance BV yankee 10.75% 7/1/07	961,000	999,440
PTC International Finance II SA yankee 11.25% 12/1/09	2,280,000	2,416,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	940,000	808,400
7% 8/3/09	905,000	606,350
7.25% 2/15/11	2,415,000	1,593,900
7.625% 8/3/21	310,000	181,350
7.75% 8/15/06	835,000	601,200
7.9% 8/15/10	555,000	371,850
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (f)	510,000	545,700
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	4,580,000	4,949,056
SESI LLC 8.875% 5/15/11	120,000	122,400
Sprint Capital Corp. 6.875% 11/15/28	2,495,000	2,008,475
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	3,925,000	372,875
U.S. Airways pass thru trust certificates 6.85% 7/30/19	322,906	258,324
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	2,030,000	1,624,000
6.375% 7/15/08	465,000	297,600
6.5% 11/15/18	300,000	159,000
6.875% 7/15/28	3,515,000	2,003,550
Verizon Wireless Capital LLC 5.375% 12/15/06	1,785,000	1,864,765
		101,742,946
Insurance - 0.2%
MetLife, Inc. 5.375% 12/15/12	500,000	516,503
Principal Life Global Funding I:
5.125% 6/28/07 (f)	2,500,000	2,635,118
6.25% 2/15/12 (f)	850,000	900,992
		4,052,613
Real Estate - 0.6%
Arden Realty LP 7% 11/15/07	4,000,000	4,345,680
Boston Properties, Inc. 6.25% 1/15/13 (f)	1,200,000	1,218,480
CenterPoint Properties Trust 6.75% 4/1/05	1,590,000	1,711,118
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	$ 1,970,000	$ 2,034,025
Duke Realty LP New 6.875% 3/15/05	2,950,000	3,160,273
EOP Operating LP:
6.375% 2/15/03	1,000,000	1,004,447
7.75% 11/15/07	820,000	930,014
Regency Centers LP 6.75% 1/15/12	1,990,000	2,148,728
Senior Housing Properties Trust 8.625% 1/15/12	1,640,000	1,615,400
		18,168,165
TOTAL FINANCIALS		141,687,825
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	1,950,000	2,193,750
Fisher Scientific International, Inc.:
8.125% 5/1/12	1,190,000	1,225,700
9% 2/1/08	140,000	145,950
		3,565,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc. 11% 1/2/07	1,503,200	1,499,442
AmerisourceBergen Corp. 8.125% 9/1/08	410,000	436,650
Fountain View, Inc. 11.25% 4/15/08 (c)	2,330,000	1,398,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	165,000	158,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,480,000	1,579,900
Stewart Enterprises, Inc. 10.75% 7/1/08	1,275,000	1,408,875
Tenet Healthcare Corp.:
5.375% 11/15/06	175,000	159,250
6.375% 12/1/11	390,000	358,800
6.5% 6/1/12	505,000	467,125
Triad Hospitals, Inc. 8.75% 5/1/09	2,655,000	2,840,850
Unilab Corp. 12.75% 10/1/09	470,000	549,900
		10,857,192

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 1,305,000	$ 1,305,000
Biovail Corp. yankee 7.875% 4/1/10	2,735,000	2,748,675
		4,053,675
TOTAL HEALTH CARE		18,476,267
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. 8.5% 5/15/11	3,465,000	3,742,200
BE Aerospace, Inc.:
8.875% 5/1/11	1,385,000	1,011,050
9.5% 11/1/08	135,000	103,950
Raytheon Co. 6.75% 8/15/07	4,875,000	5,405,732
Transdigm, Inc. 10.375% 12/1/08	1,185,000	1,190,925
		11,453,857
Airlines - 0.1%
Delta Air Lines, Inc.:
8.3% 12/15/29	2,045,000	1,124,750
8.54% 1/2/07	263,644	197,733
		1,322,483
Commercial Services & Supplies - 0.5%
Allied Waste North America, Inc.:
7.625% 1/1/06	6,510,000	6,510,000
7.875% 1/1/09	210,000	208,425
8.875% 4/1/08	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	1,055,000	1,044,450
Browning-Ferris Industries, Inc. 6.375% 1/15/08	1,220,000	1,079,700
Iron Mountain, Inc.:
8.25% 7/1/11	755,000	777,650
8.625% 4/1/13	75,000	78,375
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	2,170,000	2,278,500
Pierce Leahy Command Co. yankee 8.125% 5/15/08	320,000	327,200
World Color Press, Inc.:
7.75% 2/15/09	1,655,000	1,655,000
8.375% 11/15/08	110,000	111,650
		14,264,750
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	60,000	56,100
yankee:
6.375% 10/15/11	2,305,000	2,155,175
6.75% 2/15/11	4,500,000	4,252,500
		6,463,775
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	$ 330,000	$ 356,400
Cummins, Inc. 9.5% 12/1/10 (f)	450,000	477,000
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	290,000	295,800
		1,129,200
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	750,000	577,500
10.25% 11/15/06	1,570,000	989,100
		1,566,600
Road & Rail - 0.3%
Kansas City Southern Railway Co.:
7.5% 6/15/09	2,980,000	3,129,000
9.5% 10/1/08	180,000	197,550
TFM SA de CV yankee 11.75% 6/15/09	4,820,000	4,747,700
		8,074,250
TOTAL INDUSTRIALS		44,274,915
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
L-3 Communications Corp.:
7.625% 6/15/12	975,000	1,009,125
8% 8/1/08	30,000	31,125
8.5% 5/15/08	100,000	104,000
Motorola, Inc. 8% 11/1/11	1,125,000	1,164,375
		2,308,625
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.65% 8/1/05	1,650,000	1,803,607
Hewlett-Packard Co. 6.5% 7/1/12	3,060,000	3,396,016
Seagate Technology HDD Holdings 8% 5/15/09 (f)	1,080,000	1,101,600
		6,301,223
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	1,350,000	1,458,000
Sanmina-SCI Corp. 10.375% 1/15/10 (f)	930,000	939,300
		2,397,300

	Principal Amount	Value (Note 1)
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.5% 2/1/09	$ 340,000	$ 368,900
Micron Technology, Inc. 6.5% 9/30/05 (j)	3,000,000	2,595,000
		2,963,900
TOTAL INFORMATION TECHNOLOGY		13,971,048
MATERIALS - 1.3%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	2,250,000	2,463,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	715,000	500,500
Huntsman International LLC 9.875% 3/1/09	2,190,000	2,244,750
Lyondell Chemical Co.:
9.5% 12/15/08	705,000	641,550
9.5% 12/15/08 (f)	750,000	708,750
9.625% 5/1/07	725,000	690,563
9.875% 5/1/07	500,000	480,000
11.125% 7/15/12	330,000	321,750
		8,051,613
Containers & Packaging - 0.5%
BWAY Corp. 10% 10/15/10 (f)	310,000	321,625
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (f)	1,015,000	1,045,450
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)	935,000	946,688
8.875% 2/15/09	3,515,000	3,620,450
Owens-Illinois, Inc.:
7.15% 5/15/05	770,000	744,975
7.35% 5/15/08	330,000	305,250
7.5% 5/15/10	310,000	285,975
7.8% 5/15/18	140,000	116,200
7.85% 5/15/04	1,560,000	1,524,900
8.1% 5/15/07	630,000	611,100
Packaging Corp. of America 9.625% 4/1/09	2,185,000	2,359,800
Riverwood International Corp. 10.625% 8/1/07	1,700,000	1,751,000
Sealed Air Corp. 6.95% 5/15/09 (f)	1,760,000	1,830,400
		15,463,813
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	3,350,000	3,266,250
Luscar Coal Ltd. 9.75% 10/15/11	1,180,000	1,268,500
P&L Coal Holdings Corp. 8.875% 5/15/08	1,965,000	2,063,250
Phelps Dodge Corp.:
8.75% 6/1/11	915,000	947,025
9.5% 6/1/31	1,545,000	1,568,175
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)	$ 1,560,000	$ 842,400
Steel Dynamics, Inc. 9.5% 3/15/09	195,000	204,750
		10,160,350
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
7.5% 5/15/06	120,000	112,800
8.125% 5/15/11	390,000	366,600
Norske Skog Canada Ltd. 8.625% 6/15/11	190,000	191,900
Stone Container Corp.:
8.375% 7/1/12	1,010,000	1,036,513
9.75% 2/1/11	1,270,000	1,358,900
Weyerhaeuser Co. 6.75% 3/15/12	1,250,000	1,362,923
		4,429,636
TOTAL MATERIALS		38,105,412
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.3%
AT&T Corp. 6.5% 3/15/13	3,380,000	3,390,569
Citizens Communications Co.:
8.5% 5/15/06	2,000,000	2,214,790
8.5% 5/15/06	2,900,000	3,211,446
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	3,230,000	290,700
11.75% 12/15/05 (c)	3,000,000	270,000
France Telecom SA 9.25% 3/1/11	2,500,000	2,890,675
NTL Communications Corp.:
0% 10/1/08 (c)(d)	330,000	29,700
11.5% 10/1/08 (c)	3,045,000	274,050
NTL, Inc. 0% 4/1/08 (c)(d)	655,000	65,500
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	195,000	180,375
Qwest Corp. 8.875% 3/15/12 (f)	2,215,000	2,148,550
Rogers Cantel, Inc. yankee 9.375% 6/1/08	980,000	921,200
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,965,000	2,080,487
Telefonos de Mexico SA de CV 8.25% 1/26/06	5,000,000	5,475,000
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	340,000	7,650
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	885,000	159,300
11.25% 11/1/08 (c)	1,075,000	193,500

	Principal Amount	Value (Note 1)
TELUS Corp. yankee 8% 6/1/11	$ 3,000,000	$ 2,880,000
Tritel PCS, Inc. 0% 5/15/09 (d)	3,379,000	3,159,365
U.S. West Communications:
7.2% 11/1/04	1,710,000	1,624,500
7.2% 11/10/26	315,000	245,700
7.25% 9/15/25	310,000	246,450
Verizon New York, Inc.:
6.875% 4/1/12	2,000,000	2,246,776
7.375% 4/1/32	1,065,000	1,231,539
WorldCom, Inc.:
7.5% 5/15/11 (c)	8,800,000	2,024,000
8.25% 5/15/31 (c)	3,570,000	821,100
		38,282,922
Wireless Telecommunication Services - 1.0%
American Tower Corp. 9.375% 2/1/09	975,000	770,250
AT&T Wireless Services, Inc.:
7.875% 3/1/11	2,500,000	2,512,500
8.75% 3/1/31	1,000,000	980,000
Cingular Wireless LLC 5.625% 12/15/06	1,000,000	1,051,364
Crown Castle International Corp.:
9.375% 8/1/11	2,065,000	1,693,300
9.5% 8/1/11	205,000	165,025
10.75% 8/1/11	385,000	334,950
Millicom International Cellular SA yankee 13.5% 6/1/06	1,230,000	590,400
Nextel Communications, Inc.:
0% 2/15/08 (d)	840,000	756,000
9.375% 11/15/09	3,910,000	3,538,550
9.5% 2/1/11	555,000	499,500
9.75% 10/31/07	7,320,000	6,697,800
Orange PLC yankee 9% 6/1/09	2,955,000	3,102,750
Rogers Wireless, Inc. 9.625% 5/1/11	2,900,000	2,740,500
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	1,314,000	1,228,590
10.625% 7/15/10	465,000	504,525
		27,166,004
TOTAL TELECOMMUNICATION SERVICES		65,448,926
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (f)	1,005,000	643,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	3,960,000	3,445,200
CMS Energy Corp.:
7.5% 1/15/09	985,000	842,175
8.375% 7/1/03	1,755,000	1,711,125
8.5% 4/15/11	555,000	482,850
8.9% 7/15/08	175,000	148,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
9.875% 10/15/07	$ 1,480,000	$ 1,346,800
Constellation Energy Group, Inc.:
6.125% 9/1/09	200,000	204,514
7% 4/1/12	980,000	1,029,987
Dominion Resources, Inc. 8.125% 6/15/10	2,145,000	2,495,495
Duke Capital Corp. 6.75% 2/15/32	150,000	117,377
Edison International 6.875% 9/15/04	2,230,000	2,085,050
FirstEnergy Corp. 6.45% 11/15/11	1,635,000	1,626,568
Illinois Power Co.:
7.5% 6/15/09	1,880,000	1,541,600
11.5% 12/15/10 (f)	930,000	897,450
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	530,000	479,594
Nevada Power Co. 10.875% 10/15/09 (f)	575,000	575,000
Oncor Electric Delivery Co.:
6.375% 1/15/15 (f)	885,000	902,258
7% 9/1/22 (f)	2,935,000	2,736,612
Pacific Gas & Electric Co.:
6.75% 10/1/23	675,000	621,000
7.05% 3/1/24	340,000	316,200
9.625% 11/1/05 (f)	2,300,000	2,254,000
PSI Energy, Inc. 6.65% 6/15/06	2,450,000	2,631,214
Public Service Co. of Colorado 7.875% 10/1/12 (f)	1,080,000	1,205,598
Reliant Energy Resources Corp.:
7.75% 2/15/11	465,000	390,600
8.125% 7/15/05	2,550,000	2,350,047
8.125% 7/15/05	2,570,000	2,368,479
Sierra Pacific Power Co. 8% 6/1/08	1,495,000	1,405,300
Southern California Edison Co.:
7.125% 7/15/25	95,000	88,113
7.25% 3/1/26	285,000	264,338
7.625% 1/15/10	1,472,000	1,383,680
8.95% 11/3/03	2,035,000	2,014,650
TECO Energy, Inc.:
7% 5/1/12	2,185,000	1,835,400
10.5% 12/1/07 (f)	1,455,000	1,425,900
Texas Utilities Co. 6.375% 1/1/08	400,000	358,000
TXU Corp. 6.375% 6/15/06	2,325,000	2,127,375
		46,351,499

	Principal Amount	Value (Note 1)
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.5% 7/15/09	$ 1,010,000	$ 969,600
Consolidated Natural Gas Co. 6.85% 4/15/11	885,000	987,941
El Paso Energy Corp.:
6.75% 5/15/09	705,000	486,450
7.375% 12/15/12	50,000	33,500
8.05% 10/15/30	245,000	151,900
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,165,000	1,306,287
7.3% 8/15/33	2,250,000	2,412,146
Noram Energy Corp. 6.5% 2/1/08	465,000	390,600
Northwest Pipeline Corp. 6.625% 12/1/07	485,000	451,050
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	150,000	135,000
8.25% 4/1/10	425,000	410,125
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	1,680,000	1,821,624
Sempra Energy 7.95% 3/1/10	685,000	781,084
Southern Natural Gas Co.:
7.35% 2/15/31	2,305,000	1,924,675
8% 3/1/32	50,000	43,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	335,000	281,400
7% 10/15/28	190,000	146,300
7.5% 4/1/17	95,000	79,325
8.375% 6/15/32	285,000	247,950
Transcontinental Gas Pipe Line:
6.125% 1/15/05	650,000	604,500
6.25% 1/15/08	1,335,000	1,188,150
8.875% 7/15/12 (f)	1,475,000	1,475,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	265,000	184,175
		16,512,532
Multi-Utilities & Unregulated Power - 0.6%
AES Corp.:
8.75% 6/15/08	280,000	165,200
9.5% 6/1/09	2,055,000	1,233,000
El Paso Corp.:
7% 5/15/11	1,100,000	748,000
7.875% 6/15/12 (f)	1,575,000	1,102,500
Western Resources, Inc.:
6.875% 8/1/04	680,000	625,600
7.875% 5/1/07	2,970,000	3,014,550
9.75% 5/1/07	2,080,000	1,913,600
Williams Companies, Inc.:
6.625% 11/15/04	925,000	689,125
6.75% 1/15/06	1,125,000	781,875
7.125% 9/1/11	1,170,000	766,350
7.125% 9/1/11	3,890,000	2,547,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
7.5% 1/15/31	$ 1,400,000	$ 875,000
7.625% 7/15/19	685,000	431,550
8.125% 3/15/12 (f)	1,260,000	856,800
		15,751,100
TOTAL UTILITIES		78,615,131
TOTAL NONCONVERTIBLE BONDS		581,425,766
TOTAL CORPORATE BONDS (Cost $617,632,634)		618,028,057
U.S. Government and Government Agency Obligations - 6.9%

U.S. Government Agency Obligations - 2.0%
Fannie Mae:
4.75% 1/2/07	4,185,000	4,439,318
5% 1/15/07	17,884,000	19,385,451
5.25% 4/15/07	11,375,000	12,453,191
6.25% 2/1/11	2,115,000	2,366,877
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	2,000,000	2,320,436
Freddie Mac:
5.875% 3/21/11	9,265,000	10,160,842
6.875% 9/15/10	1,400,000	1,669,784
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,825,000	3,173,848
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		55,969,747
U.S. Treasury Obligations - 4.9%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (h)	9,300,000	9,297,991
U.S. Treasury Bonds:
6.25% 5/15/30	37,765,000	45,192,620
8% 11/15/21	3,287,000	4,579,971
11.75% 2/15/10	19,445,000	23,422,864
12% 8/15/13	3,740,000	5,445,937

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
4.375% 5/15/07	$ 2,070,000	$ 2,222,824
5.75% 11/15/05	4,646,000	5,135,828
6.5% 2/15/10	18,615,000	22,250,733
6.75% 5/15/05	14,650,000	16,333,036
7% 7/15/06	4,500,000	5,217,363
TOTAL U.S. TREASURY OBLIGATIONS		139,099,167
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $186,425,589)		195,068,914
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.0%
5.5% 1/1/18 to 1/14/33 (g)	3,345,000	3,465,211
5.5% 1/1/33 (g)	15,500,000	15,819,688
5.5% 1/14/33 (g)	2,500,000	2,551,563
6% 6/1/13 to 3/1/31	31,600,996	33,046,824
6% 1/1/33 (g)	46,612,294	48,214,592
6.5% 6/1/13 to 9/1/32	75,439,177	78,841,142
6.5% 1/1/33 (g)	11,007,928	11,465,445
6.5% 1/1/33 to 1/14/33 (g)	9,100,000	9,478,219
6.5% 1/14/33 (g)	2,500,000	2,603,906
7% 8/1/13 to 4/1/32	32,829,210	34,673,317
7% 1/1/33 (g)	599,061	629,950
7.5% 7/1/16 to 11/1/31	11,166,879	11,884,017
8% 1/1/30 to 6/1/30	1,387,048	1,495,298
TOTAL FANNIE MAE		254,169,172
Freddie Mac - 0.1%
7.5% 5/1/17 to 10/1/30	2,307,126	2,462,682
7.5% 1/1/33 (g)	1,227,860	1,304,601
8% 7/1/17 to 5/1/27	187,846	203,382
8.5% 7/1/22	18,046	19,601
TOTAL FREDDIE MAC		3,990,266
Government National Mortgage Association - 2.1%
6% 12/15/08 to 6/15/09	1,227,664	1,308,393
6.5% 6/15/08 to 8/15/27	19,433,686	20,525,100
7% 7/15/28 to 7/15/32	13,030,550	13,826,977
7% 1/1/33 (g)	9,699,211	10,272,071
7.5% 9/15/22 to 8/15/28	7,366,391	7,888,534
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
8% 5/15/25 to 1/15/31	$ 2,874,548	$ 3,108,176
8.5% 12/15/16 to 12/15/30	1,125,192	1,221,588
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		58,150,839
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $304,080,926)		316,310,277
Asset-Backed Securities - 0.6%

Capital One Master Trust 3.85% 8/15/07	810,000	834,593
CIT Marine Trust 5.8% 4/15/10	1,058,250	1,067,236
DaimlerChrysler Auto Trust 5.16% 1/6/05	4,285,000	4,352,578
Ford Credit Auto Owner Trust 5.71% 9/15/05	1,055,000	1,107,576
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	5,000,000	5,358,594
Sears Credit Account Master Trust II 7.5% 11/15/07	2,650,000	2,758,385
UAF Auto Grantor Trust 6.1% 6/15/04 (f)	182,521	183,640
TOTAL ASSET-BACKED SECURITIES (Cost $15,058,194)		15,662,602
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (f)(i)	225,425	105,886
U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	3,300,000	3,531,600
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	2,600,000	2,735,992
TOTAL U.S. GOVERNMENT AGENCY		6,267,592
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,502,377)		6,373,478
Commercial Mortgage Securities - 1.5%
	Principal Amount	Value (Note 1)
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 6.7677% 8/1/24 (f)(i)	$ 1,548,426	$ 1,153,577
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	2,741,168	2,981,922
Class B, 7.48% 2/1/08	2,320,000	2,615,928
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	580,000	630,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	4,260,000	4,461,019
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	3,500,000	3,932,145
Class C1, 7.52% 5/15/06 (f)	2,300,000	2,586,182
Class D1, 7.77% 5/15/06 (f)	2,200,000	2,443,153
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (f)(i)	1,600,000	1,371,501
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(f)(i)	500,000	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (f)(i)	1,300,000	982,313
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	750,000	777,656
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	1,205,000	1,155,294
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	1,050,000	981,422
Class C, 4.13% 11/20/37 (f)	1,050,000	937,125
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	1,980,898	1,998,231
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (f)	1,473,000	1,311,430
Class L, 7.9% 11/15/26 (f)	1,133,000	857,185
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	773,219	785,694
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	4,200,000	4,663,313
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Series 1:
Class D2, 6.992% 11/15/07 (f)	$ 4,120,000	$ 4,495,950
Class E2, 7.224% 11/15/07 (f)	2,450,000	2,638,344
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $41,002,971)		43,759,968
Foreign Government and Government Agency Obligations - 0.4%
Chilean Republic:
5.625% 7/23/07	1,335,000	1,418,438
6.875% 4/28/09	1,500,000	1,639,455
7.125% 1/11/12	1,590,000	1,800,675
Malaysian Government 7.5% 7/15/11	1,250,000	1,446,094
Polish Government 6.25% 7/3/12	2,505,000	2,780,550
United Mexican States 9.875% 2/1/10	2,770,000	3,400,452
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,101,785)		12,485,664
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (g)(i)	2,260,000	1,830,600
UTILITIES - 0.0%
Electric Utilities - 0.0%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (i)	875,000	927,500
TOTAL FLOATING RATE LOANS (Cost $2,702,125)		2,758,100
Money Market Funds - 12.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.43% (b)	215,215,471	$ 215,215,471
Fidelity Money Market Central Fund, 1.52% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	1,515,952	1,515,952
TOTAL MONEY MARKET FUNDS (Cost $340,591,585)		340,591,585
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $3,137,445,383)	2,917,981,936
NET OTHER ASSETS - (3.2)%	(90,978,513)
NET ASSETS - 100%	$ 2,827,003,423
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
98 S&P 500 Index Contracts	March 2003	$ 21,533,050	$ (668,198)

The face value of futures purchased as a percentage of net assets - 0.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $104,200,796 or 3.7% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,494,677.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	18.0%
AAA, AA, A	5.1
BBB	5.5
BB	5.0
B	7.2
CCC, CC, C	1.3
Not Rated	0.4
Equities	49.2
Other Investments	0.0
Short-Term and Net Other Assets	8.3
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $4,062,235,458 and $4,333,676,373 respectively, of which long-term U.S. government and government agency obligations aggregated $1,265,814,912 and $1,294,706,047 respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $210,044 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,595,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,705,000. The weighted average interest rate was 2%. At period end there were no bank borrowings outstanding.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $201,881,000 of which $168,073,000 and $33,808,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,455,313) (cost $3,137,445,383) - See accompanying schedule		$ 2,917,981,936
Cash		895,487
Receivable for investments sold		10,168,359
Receivable for fund shares sold		378,636
Dividends receivable		2,389,185
Interest receivable		18,098,440
Receivable for daily variation on futures contracts		34,709
Other receivables		286,216
Total assets		2,950,232,968

Liabilities
Payable for investments purchased Regular delivery	$ 4,981,800
Delayed delivery	111,211,881
Payable for fund shares redeemed	3,750,024
Accrued management fee	1,278,311
Distribution fees payable	5,568
Other payables and accrued expenses	486,009
Collateral on securities loaned, at value	1,515,952
Total liabilities		123,229,545

Net Assets		$ 2,827,003,423
Net Assets consist of:
Paid in capital		$ 3,154,975,271
Undistributed net investment income		119,686,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(227,527,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(220,131,115)
Net Assets		$ 2,827,003,423

Initial Class: Net Asset Value, offering price and redemption price per share ($2,784,944,521 ÷ 218,505,290 shares)		$ 12.75

Service Class: Net Asset Value, offering price and redemption price per share ($25,691,534 ÷ 2,028,643 shares)		$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($16,367,368 ÷ 1,299,632 shares)		$ 12.59

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 24,167,707
Interest		104,962,082
Security lending		25,818
Total income		129,155,607

Expenses
Management fee	$ 16,783,403
Transfer agent fees	2,162,680
Distribution fees	62,865
Accounting and security lending fees	601,267
Non-interested trustees' compensation	14,824
Custodian fees and expenses	105,348
Audit	45,645
Legal	19,741
Interest	317
Miscellaneous	207,227
Total expenses before reductions	20,003,317
Expense reductions	(615,976)	19,387,341
Net investment income (loss)		109,768,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,530,901)
Foreign currency transactions	251
Futures contracts	(13,030,427)
Total net realized gain (loss)		(46,561,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(377,239,440)
Assets and liabilities in foreign currencies	83
Futures contracts	(668,198)
Total change in net unrealized appreciation (depreciation)		(377,907,555)
Net gain (loss)		(424,468,632)
Net increase (decrease) in net assets resulting from operations		$ (314,700,366)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 109,768,266	$ 133,175,732
Net realized gain (loss)	(46,561,077)	(186,447,162)
Change in net unrealized appreciation (depreciation)	(377,907,555)	(124,991,159)
Net increase (decrease) in net assets resulting from operations	(314,700,366)	(178,262,589)
Distributions to shareholders from net investment income	(130,190,101)	(165,533,467)
Distributions to shareholders from net realized gain	-	(62,082,268)
Total distributions	(130,190,101)	(227,615,735)
Share transactions - net increase (decrease)	(319,152,869)	(166,612,262)
Total increase (decrease) in net assets	(764,043,336)	(572,490,586)

Net Assets
Beginning of period	3,591,046,759	4,163,537,345
End of period (including undistributed net investment income of $119,686,292 and undistributed net investment income of $144,946,442, respectively)	$ 2,827,003,423	$ 3,591,046,759
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	11,802,258	630,505	749,638
Reinvested	9,394,979	82,195	33,492
Redeemed	(47,257,499)	(857,386)	(318,829)
Net increase (decrease)	(26,060,262)	(144,686)	464,301

Dollars Sold	$ 156,258,651	$ 8,087,879	$ 9,704,552
Reinvested	128,617,266	1,118,681	454,154
Redeemed	(608,503,126)	(10,914,840)	(3,976,086)
Net increase (decrease)	$ (323,627,209)	$ (1,708,280)	$ 6,182,620

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	14,430,722	570,655	583,205
Reinvested	14,767,544	110,168	19,334
Redeemed	(42,543,930)	(429,185)	(68,344)
Net increase (decrease)	(13,345,664)	251,638	534,195

Dollars Sold	$ 210,075,603	$ 8,204,922	$ 8,374,378
Reinvested	225,648,078	1,674,550	293,107
Redeemed	(613,757,840)	(6,155,901)	(969,159)
Net increase (decrease)	$ (178,034,159)	$ 3,723,571	$ 7,698,326

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 128,617,266	$ 1,118,681	$ 454,154
From net realized gain	-	-	-
Total	$ 128,617,266	$ 1,118,681	$ 454,154

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 164,107,693	$ 1,212,605	$ 213,169
From net realized gain	61,540,385	461,945	79,938
Total	$ 225,648,078	$ 1,674,550	$ 293,107

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Income from Investment Operations
Net investment income (loss) C	.46	.51	.62	.59	.59
Net realized and unrealized gain (loss)	(1.69)	(1.13)	(1.30)	1.28	1.84
Total from investment operations	(1.23)	(.62)	(.68)	1.87	2.43
Distributions from net investment income	(.53)	(.64)	(.60)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.53)	(.88)	(1.98)	(1.36)	(2.28)
Net asset value, end of period	$ 12.75	$ 14.51	$ 16.01	$ 18.67	$ 18.16
Total Return A, B	(8.73)%	(4.15)%	(3.87)%	11.09%	15.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.63%	.64%	.61%	.63%	.64%
Expenses net of voluntary waivers, if any	.63%	.64%	.61%	.63%	.64%
Expenses net of all reductions	.61%	.63%	.61%	.62%	.63%
Net investment income (loss)	3.49%	3.53%	3.73%	3.36%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,784,945	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.44	.49	.60	.56	.57
Net realized and unrealized gain (loss)	(1.68)	(1.12)	(1.31)	1.29	1.82
Total from investment operations	(1.24)	(.63)	(.71)	1.85	2.39
Distributions from net investment income	(.51)	(.63)	(.59)	(.60)	(.57)
Distributions from net realized gain	-	(.24)	(1.38)	(.76)	(1.71)
Total distributions	(.51)	(.87)	(1.97)	(1.36)	(2.28)
Net asset value, end of period	$ 12.66	$ 14.41	$ 15.91	$ 18.59	$ 18.10
Total Return A, B	(8.85)%	(4.24)%	(4.06)%	11.01%	14.82%
Ratios to Average Net Assets D
Expenses before expense reductions	.74%	.74%	.72%	.74%	.78%
Expenses net of voluntary waivers, if any	.74%	.74%	.72%	.74%	.78%
Expenses net of all reductions	.72%	.73%	.71%	.73%	.77%
Net investment income (loss)	3.38%	3.43%	3.62%	3.25%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,692	$ 31,324	$ 30,583	$ 23,677	$ 5,801
Portfolio turnover rate	140%	108%	76%	94%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.36	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income (loss) E	.41	.46	.53
Net realized and unrealized gain (loss)	(1.67)	(1.11)	(.84)
Total from investment operations	(1.26)	(.65)	(.31)
Distributions from net investment income	(.51)	(.64)	(.59)
Distributions from net realized gain	-	(.24)	(1.38)
Total distributions	(.51)	(.88)	(1.97)
Net asset value, end of period	$ 12.59	$ 14.36	$ 15.89
Total Return B, C, D	(9.03)%	(4.38)%	(1.97)%
Ratios to Average Net Assets G
Expenses before expense reductions	.90%	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.90%	.88% A
Expenses net of all reductions	.88%	.89%	.88% A
Net investment income (loss)	3.22%	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,367	$ 11,993	$ 4,785
Portfolio turnover rate	140%	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued.

gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 126,198,374
Unrealized depreciation	(355,427,222)
Net unrealized appreciation (depreciation)	(229,228,848)
Undistributed ordinary income	103,137,852
Capital loss carryforward	(201,880,857)
Cost for federal income tax purposes	$ 3,147,210,784

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 130,190,101	$ 165,533,467
Long-Term Capital Gains	-	62,082,268
Total	$ 130,190,101	$ 227,615,735

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Asset Manager Portfolio

2. Operating Policies - continued

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .53% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 27,757
Service Class 2	35,108
$ 62,865

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 2,128,722
Service Class	21,505
Service Class 2	12,453
$ 2,162,680

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,555,545 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $608,976 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,000.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 21% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 18% of the total outstanding shares of the fund.

Asset Manager Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (53)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Name, Age; Principal Occupation
Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1989 Assistant Treasurer of VIP Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 7.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	16%
Service Class	17%
Service Class 2	17%

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0203 337826
1.540206.105

Fidelity® Variable Insurance Products:

Asset Manager: Growth® Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Initial Class	-15.53%	-1.49%	6.97%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Initial Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	-15.54%	-1.63%	6.86%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	-15.83%	-1.74%	6.78%
Fidelity Asset Manager: Growth Composite	-13.35%	2.07%	9.49%
S&P 500 ®	-22.10%	-0.59%	10.31%
LB Aggregate Bond	10.26%	7.54%	8.64%
LB 3 Month T-Bill	1.78%	4.52%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-10.32%	1.66%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset Manager: Growth® Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the Fidelity Asset Manager: Growth Composite Index, the S&P® Index and the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Richard Habermann (right) and Ford O'Neil (left), Co-managers of Asset Manager: Growth Portfolio

Q. How did the fund perform, Dick?

D.H. For the year ending December 31, 2002, the fund trailed both the Fidelity Asset Manager: Growth Composite Index and the Lipper Inc. variable annuity flexible portfolio funds average, which fell 13.35% and 10.32%, respectively.

Q. What affected fund results?

D.H. My asset allocation decisions drove performance. I stayed close to a 70% neutral weighting in equities during the first nine months of the year, given my concerns about business fundamentals and corporate governance issues. Being more cautious on stocks helped as share prices steadily eroded during the spring and summer. Consistent with this cautious stance, I became more heavily weighted in bonds during this time. However, our emphasis on high-yield securities hurt versus the benchmarks. High-yield bonds suffered from widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite good credit analysis and reducing the high-yield weighting as market conditions soured, we still lost ground to the all-investment-grade bond allocation in the composite index, which was helped by the flight to quality in Treasuries. We recouped some losses during the fourth quarter when high-yield bonds rebounded on improved demand for riskier assets. Further, we benefited from overweighting stocks as they rallied and then trimming them - largely due to valuation concerns - before the market rolled back over in December.

Q. What drove the fund's equity holdings?

D.H. It was a very challenging year, one where nearly every major equity market sector posted double-digit declines and the Standard & Poor's 500 Index was off 22.10%. Despite some early period weakness, Charles Mangum - who became equity manager in February - worked hard to get back close to even with the index, which he accomplished mainly through strong sector selection. Underweighting technology hardware stocks worked for much of the period, as such stocks as IBM and Intel struggled with high valuations and weak capital spending. Avoiding many of the land mines within the sector also contributed, as did an investment in Dell, which bucked the downtrend. Owning the right telecommunication services stocks also was key, as we avoided the WorldCom disaster and overweighted Qwest Communications and Verizon, both of which snapped back sharply in the fourth quarter. Elsewhere, Cardinal Health boosted returns in health care services, while several of our consumer-related holdings - including Coca-Cola and Alberto-Culver - and diversified financials fared well due to their defensive nature. However, we suffered somewhat from becoming prematurely aggressive during the spring, leaving us without exposure to such solid consumer names as Proctor & Gamble and Anheuser-Busch. Another drag was the fund's stake in pharmaceutical stocks Bristol-Myers Squibb and Schering-Plough, which fell in part due to drug-approval delays. Finally, the fund held a couple of stocks badly hurt by accounting issues, which Charles sold soon after taking over the equity subportfolio, avoiding further damage.

Q. Ford, how did the fixed-income portion of the fund do?

F.O. A favorable interest rate backdrop, spurred by sluggish economic growth, weak corporate profits and slumping stock prices, resulted in strong absolute returns for our investment-grade holdings, which also soundly beat their index. I focused on high-quality mortgage securities with some prepayment protection, which sheltered us from another big refinancing wave, and whose higher yields helped offset the sharp rally in government bonds. We also benefited from missing several prominent corporate issuers that stumbled, while adding exposure to beaten-down BBB-rated bonds that rebounded toward period end. Though they lagged the returns of investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Mark Notkin, the high-yield subportfolio avoided most major defaults and credit downgrades. It further benefited from Mark's strong security selection, particularly in telecom, as well as his emphasis on higher-rated bonds, which provided a lot of cushion in a difficult environment. Finally, the strategic cash portion of the fund - managed by John Todd - had fairly steady returns to help offset equity market volatility.

Q. What's your outlook, Ford?

F.O. Despite some improvement of late, market sentiment is likely to remain fragile until economic, geopolitical and corporate uncertainty subsides. This uncertainty has led to relatively wide corporate yield spreads and poor equity performance. Since we believe the economy and corporate earnings will improve over the next 12 months - spurred by substantial monetary and fiscal stimulus - we feel the stage is set for high-yield securities to outperform investment-grade bonds and cash. While we're still cautious on equities at period end, there may be opportunities to take advantage of market volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: maximize total return over the long term by allocating assets among stocks, bonds and short-term instruments and other investments

Start date: January 3, 1995

Size: as of December 31, 2002, more than
$294 million

Manager: Richard Habermann and Ford O'Neil, since 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Cardinal Health, Inc.	5.0
Clear Channel Communications, Inc.	4.1
American International Group, Inc.	3.6
General Electric Co.	3.4
Fannie Mae	3.2
19.3
Top Five Market Sectors as of December 31, 2002
(stocks only)	% of fund's net assets
Financials	16.2
Health Care	13.3
Consumer Discretionary	8.9
Industrials	6.3
Information Technology	6.0
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stock Class and Equity Futures	68.8%
Bond Class	26.3%
Short-Term Class	4.9%
* Foreign investments	3.1%

Asset allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conforms to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Dana Corp.	21,100	$ 248,136
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	67,700	1,088,616
Household Durables - 0.1%
Leggett & Platt, Inc.	10,100	226,644
Media - 6.0%
AOL Time Warner, Inc. (a)	377,300	4,942,630
Clear Channel Communications, Inc. (a)	323,500	12,063,315
Comcast Corp. Class A (a)	28,176	664,108
		17,670,053
Multiline Retail - 0.2%
Target Corp.	20,400	612,000
Specialty Retail - 2.1%
Home Depot, Inc.	199,200	4,772,832
Lowe's Companies, Inc.	30,900	1,158,750
Office Depot, Inc. (a)	15,200	224,352
		6,155,934
TOTAL CONSUMER DISCRETIONARY		26,001,383
CONSUMER STAPLES - 5.6%
Beverages - 1.6%
PepsiCo, Inc.	62,300	2,630,306
The Coca-Cola Co.	45,500	1,993,810
		4,624,116
Food & Drug Retailing - 1.5%
CVS Corp.	128,600	3,211,142
Safeway, Inc. (a)	51,500	1,203,040
		4,414,182
Food Products - 0.1%
Fresh Del Monte Produce, Inc.	4,200	79,422
McCormick & Co., Inc. (non-vtg.)	4,500	104,400
		183,822
Personal Products - 1.1%
Alberto-Culver Co.:
Class A	35,900	1,744,381
Class B	21,800	1,098,720
Gillette Co.	15,000	455,400
		3,298,501
Tobacco - 1.3%
Philip Morris Companies, Inc.	98,100	3,975,993
TOTAL CONSUMER STAPLES		16,496,614
ENERGY - 5.0%
Energy Equipment & Services - 1.0%
Cooper Cameron Corp. (a)	5,400	269,028
Diamond Offshore Drilling, Inc.	17,100	373,635
ENSCO International, Inc.	8,700	256,215

	Shares	Value (Note 1)
GlobalSantaFe Corp.	25,000	$ 608,000
Halliburton Co.	10,200	190,842
National-Oilwell, Inc. (a)	16,900	369,096
Pride International, Inc. (a)	2,400	35,760
Rowan Companies, Inc.	4,200	95,340
Transocean, Inc.	27,000	626,400
		2,824,316
Oil & Gas - 4.0%
ChevronTexaco Corp.	44,900	2,984,952
ConocoPhillips	122,653	5,935,179
Exxon Mobil Corp.	86,500	3,022,310
		11,942,441
TOTAL ENERGY		14,766,757
FINANCIALS - 16.0%
Banks - 2.3%
Bank of America Corp.	19,700	1,370,529
Bank One Corp.	28,100	1,027,055
Comerica, Inc.	4,100	177,284
FleetBoston Financial Corp.	77,100	1,873,530
Synovus Financial Corp.	28,200	547,080
Wachovia Corp.	46,337	1,688,520
		6,683,998
Diversified Financials - 9.2%
Citigroup, Inc.	229,400	8,072,586
Fannie Mae	144,400	9,289,252
Merrill Lynch & Co., Inc.	142,100	5,392,695
Morgan Stanley	113,200	4,518,944
		27,273,477
Insurance - 4.5%
Allmerica Financial Corp. (a)	31,800	321,180
Allstate Corp.	11,200	414,288
American International Group, Inc.	180,700	10,453,495
Hartford Financial Services Group, Inc.	35,500	1,612,765
Travelers Property Casualty Corp.:
Class A	9,803	143,614
Class B (a)	20,140	295,051
		13,240,393
TOTAL FINANCIALS		47,197,868
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	76,400	2,139,200
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	247,050	14,622,877
HCA, Inc.	9,800	406,700
		15,029,577
Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	66,100	1,530,215
Merck & Co., Inc.	139,400	7,891,434
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	212,000	$ 6,480,840
Pharmacia Corp.	19,900	831,820
Recordati Spa	5,813	94,353
Schering-Plough Corp.	170,200	3,778,440
Wyeth	28,000	1,047,200
		21,654,302
TOTAL HEALTH CARE		38,823,079
INDUSTRIALS - 6.3%
Airlines - 0.1%
Delta Air Lines, Inc.	12,900	156,090
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	2,100	49,350
ChoicePoint, Inc. (a)	16,300	643,687
First Data Corp.	39,600	1,402,236
Sabre Holdings Corp. Class A (a)	12,300	222,753
		2,318,026
Industrial Conglomerates - 4.7%
General Electric Co.	403,500	9,825,225
Tyco International Ltd.	228,700	3,906,196
		13,731,421
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	28,900	1,244,434
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	5,000	130,050
CSX Corp.	5,600	158,536
Norfolk Southern Corp.	25,600	511,744
Union Pacific Corp.	2,900	173,623
		973,953
TOTAL INDUSTRIALS		18,423,924
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.8%
CIENA Corp. (a)	58,000	298,120
Cisco Systems, Inc. (a)	46,291	606,412
Comverse Technology, Inc. (a)	40,900	409,818
Motorola, Inc.	123,800	1,070,870
Polycom, Inc. (a)	12,800	121,856
		2,507,076
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	81,500	2,179,310
EMC Corp. (a)	95,000	583,300
Hewlett-Packard Co.	95,800	1,663,088
Sun Microsystems, Inc. (a)	345,000	1,072,950
		5,498,648

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Solectron Corp. (a)	143,400	$ 509,070
Thermo Electron Corp. (a)	10,700	215,284
		724,354
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	10,000	163,500
Semiconductor Equipment & Products - 1.7%
Altera Corp. (a)	24,100	297,153
Analog Devices, Inc. (a)	27,300	651,651
Applied Materials, Inc. (a)	19,800	257,994
Atmel Corp. (a)	40,000	89,200
Intel Corp.	50,100	780,057
KLA-Tencor Corp. (a)	15,600	551,772
LAM Research Corp. (a)	27,400	295,920
Lattice Semiconductor Corp. (a)	17,100	149,967
Linear Technology Corp.	12,800	329,216
Micron Technology, Inc. (a)	32,000	311,680
Novellus Systems, Inc. (a)	10,600	297,648
Semtech Corp. (a)	12,600	137,592
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	47,300	333,465
United Microelectronics Corp. sponsored ADR (a)	97,980	329,213
Xilinx, Inc. (a)	14,300	294,580
		5,107,108
Software - 1.3%
Activision, Inc. (a)	14,900	217,391
Adobe Systems, Inc.	7,600	188,488
Computer Associates International, Inc.	19,200	259,200
Microsoft Corp. (a)	48,500	2,507,450
Network Associates, Inc. (a)	2,100	33,789
VERITAS Software Corp. (a)	31,300	488,906
		3,695,224
TOTAL INFORMATION TECHNOLOGY		17,695,910
MATERIALS - 0.7%
Chemicals - 0.1%
Dow Chemical Co.	7,700	228,690
Metals & Mining - 0.6%
Alcoa, Inc.	62,500	1,423,750
Ryerson Tull, Inc.	51,900	316,590
		1,740,340
Paper & Forest Products - 0.0%
Bowater, Inc.	4,100	171,995
TOTAL MATERIALS		2,141,025
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
AT&T Corp.	6,820	178,070
BellSouth Corp.	91,800	2,374,866
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(e)	910	$ 0
NTL, Inc. warrants 10/14/08 (a)	427	4
Ono Finance PLC rights 5/31/09 (a)(e)	310	3
Qwest Communications International, Inc. (a)	348,500	1,742,500
SBC Communications, Inc.	136,600	3,703,226
Verizon Communications, Inc.	142,400	5,518,000
		13,516,669
UTILITIES - 1.2%
Electric Utilities - 1.1%
FirstEnergy Corp.	67,500	2,225,475
Southern Co.	29,700	843,183
Wisconsin Energy Corp.	8,200	206,640
		3,275,298
Gas Utilities - 0.1%
NiSource, Inc.	15,700	314,000
TOTAL UTILITIES		3,589,298
TOTAL COMMON STOCKS (Cost $235,251,330)		198,652,527
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00	33,600	447,014
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (e)	530	398
TOTAL CONVERTIBLE PREFERRED STOCKS		447,412
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	160	165,328
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	175	174,409

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	$ 114,570
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. $127.50 pay-in-kind	16	11,040
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	1,047	921,360
		932,400
TOTAL TELECOMMUNICATION SERVICES		1,046,970
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,386,707
TOTAL PREFERRED STOCKS (Cost $2,818,197)		1,834,119
Corporate Bonds - 21.1%
	Principal Amount
Convertible Bonds - 1.9%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 270,000	340,430
FINANCIALS - 0.1%
Diversified Financials - 0.1%
IOS Capital LLC 5% 5/1/07 (e)	205,000	179,539
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Total Renal Care Holdings:
7% 5/15/09 (e)	200,000	198,875
7% 5/15/09	210,000	208,819
		407,694
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 2% 1/1/07	290,000	203,110
CIENA Corp. 3.75% 2/1/08	520,000	358,800
Juniper Networks, Inc. 4.75% 3/15/07	1,270,000	986,727
		1,548,637
Electronic Equipment & Instruments - 0.7%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,325,000	607,844
Sanmina-SCI Corp.:
0% 9/12/20	795,000	323,963
4.25% 5/1/04	940,000	901,272
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. liquid yield option note:
0% 5/8/20	$ 75,000	$ 45,938
0% 11/20/20	420,000	206,850
		2,085,867
Semiconductor Equipment & Products - 0.4%
Agere Systems, Inc. 6.5% 12/15/09	270,000	218,384
ASML Holding NV 4.25% 11/30/04 (e)	200,000	171,250
Vitesse Semiconductor Corp. 4% 3/15/05	800,000	632,000
		1,021,634
TOTAL INFORMATION TECHNOLOGY		4,656,138
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	115,000	82,662
TOTAL CONVERTIBLE BONDS		5,666,463
Nonconvertible Bonds - 19.2%
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	100,000	96,250
ArvinMeritor, Inc. 8.75% 3/1/12	155,000	158,875
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	50,000	55,587
Dana Corp. 10.125% 3/15/10	340,000	343,400
Dura Operating Corp. 8.625% 4/15/12	140,000	141,400
Stoneridge, Inc. 11.5% 5/1/12	10,000	9,550
		805,062
Hotels, Restaurants & Leisure - 1.7%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	120,000	128,100
Domino's, Inc. 10.375% 1/15/09	150,000	162,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	520,000	540,800
Hilton Hotels Corp.:
7.625% 12/1/12	150,000	149,250
8.25% 2/15/11	195,000	201,825

	Principal Amount	Value (Note 1)
Horseshoe Gaming LLC 8.625% 5/15/09	$ 515,000	$ 543,325
International Game Technology 8.375% 5/15/09	120,000	132,600
MGM Mirage, Inc. 8.5% 9/15/10	175,000	192,500
Penn National Gaming, Inc. 8.875% 3/15/10	390,000	397,800
Station Casinos, Inc. 8.375% 2/15/08	760,000	805,600
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360,000	368,100
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	80,000	85,200
8.875% 4/15/11	510,000	553,350
Wheeling Island Gaming, Inc. 10.125% 12/15/09	310,000	310,775
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	290,000	291,450
		4,862,675
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	250,000	257,500
8.875% 4/1/08	55,000	56,925
Champion Home Builders Co. 11.25% 4/15/07	85,000	70,975
D.R. Horton, Inc. 8% 2/1/09	200,000	200,000
KB Home 8.625% 12/15/08	180,000	188,100
Lennar Corp. 7.625% 3/1/09	150,000	155,250
Ryland Group, Inc. 9.125% 6/15/11	220,000	233,200
Standard Pacific Corp. 9.25% 4/15/12	120,000	116,400
		1,278,350
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	330,000	336,600
Media - 2.6%
AMC Entertainment, Inc.:
9.5% 2/1/11	195,000	192,075
9.875% 2/1/12	130,000	128,050
American Media Operations, Inc. 10.25% 5/1/09	270,000	278,775
AOL Time Warner, Inc. 5.625% 5/1/05	100,000	102,259
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 110,000	$ 118,800
Chancellor Media Corp. 8% 11/1/08	210,000	226,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	110,000	31,900
0% 4/1/11 (d)	580,000	200,100
0% 5/15/11 (d)	230,000	57,500
10% 4/1/09	425,000	187,000
10.75% 10/1/09	385,000	169,400
Corus Entertainment, Inc. 8.75% 3/1/12	490,000	519,400
CSC Holdings, Inc.:
7.625% 4/1/11	400,000	377,000
7.625% 7/15/18	90,000	79,200
7.875% 2/15/18	35,000	30,800
EchoStar DBS Corp.:
9.125% 1/15/09	400,000	419,000
9.375% 2/1/09	770,000	808,500
10.375% 10/1/07	345,000	369,150
Entravision Communications Corp. 8.125% 3/15/09	370,000	388,500
Lamar Media Corp.:
7.25% 1/1/13 (e)	80,000	81,000
8.625% 9/15/07	30,000	31,388
LBI Media, Inc. 10.125% 7/15/12 (e)	240,000	250,800
News America Holdings, Inc. 7.75% 12/1/45	100,000	98,278
Nextmedia Operating, Inc. 10.75% 7/1/11	210,000	220,500
PanAmSat Corp.:
6.125% 1/15/05	150,000	146,250
6.375% 1/15/08	230,000	220,800
Penton Media, Inc. 11.875% 10/1/07	145,000	120,350
Quebecor Media, Inc. 11.125% 7/15/11	10,000	9,200
Radio One, Inc. 8.875% 7/1/11	605,000	648,863
Regal Cinemas Corp. 9.375% 2/1/12	335,000	355,100
TCI Communications, Inc. 9.8% 2/1/12	150,000	180,303
Telewest PLC yankee:
9.625% 10/1/06 (c)	565,000	101,700

	Principal Amount	Value (Note 1)
11% 10/1/07 (c)	$ 355,000	$ 65,675
Yell Finance BV 10.75% 8/1/11	375,000	412,500
		7,626,916
Specialty Retail - 0.0%
Hollywood Entertainment Corp. 9.625% 3/15/11	70,000	70,700
TOTAL CONSUMER DISCRETIONARY		14,980,303
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Constellation Brands, Inc. 8.125% 1/15/12	205,000	212,175
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	65,000	71,250
Rite Aid Corp.:
6.125% 12/15/08 (e)	225,000	166,500
7.125% 1/15/07	65,000	53,950
		291,700
Food Products - 0.5%
Chiquita Brands International, Inc. 10.56% 3/15/09	130,000	132,600
Corn Products International, Inc.:
8.25% 7/15/07	335,000	336,675
8.45% 8/15/09	30,000	30,225
Dean Foods Co.:
6.625% 5/15/09	50,000	49,500
6.9% 10/15/17	40,000	36,400
8.15% 8/1/07	331,000	346,723
Del Monte Corp.:
8.625% 12/15/12 (e)	190,000	193,800
9.25% 5/15/11	70,000	72,800
Dole Food Co., Inc. 7.25% 5/1/09	180,000	172,800
Michael Foods, Inc. 11.75% 4/1/11	20,000	22,200
		1,393,723
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	60,000	56,400
Personal Products - 0.2%
Revlon Consumer Products Corp. 12% 12/1/05	560,000	537,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	$ 70,000	$ 76,032
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	30,000	31,300
		107,332
TOTAL CONSUMER STAPLES		2,598,930
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	230,000	235,750
Grant Prideco, Inc.:
9% 12/15/09 (e)	50,000	52,250
9.625% 12/1/07	210,000	222,600
Key Energy Services, Inc. 8.375% 3/1/08	100,000	104,750
		615,350
Oil & Gas - 1.0%
Chesapeake Energy Corp.:
8.125% 4/1/11	195,000	200,850
8.5% 3/15/12	175,000	181,125
Encore Acquisition Co. 8.375% 6/15/12 (e)	245,000	254,800
Forest Oil Corp. 8% 12/15/11	120,000	126,300
Pemex Project Funding Master Trust 7.875% 2/1/09 (e)	100,000	107,500
Petro-Canada yankee 7% 11/15/28	50,000	51,278
Plains All American Pipeline LP 7.75% 10/15/12 (e)	120,000	124,200
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	390,000	403,650
Teekay Shipping Corp. 8.875% 7/15/11	625,000	640,625
The Coastal Corp.:
6.2% 5/15/04	80,000	68,800
6.5% 5/15/06	130,000	105,300
6.95% 6/1/28	15,000	9,600
7.5% 8/15/06	75,000	61,500
7.75% 6/15/10	260,000	204,100
7.75% 10/15/35	15,000	9,900
7.75% 10/15/35	125,000	82,500
9.625% 5/15/12	65,000	52,650

	Principal Amount	Value (Note 1)
Valero Energy Corp. 6.875% 4/15/12	$ 25,000	$ 26,035
Vintage Petroleum, Inc. 8.25% 5/1/12	230,000	238,050
		2,948,763
TOTAL ENERGY		3,564,113
FINANCIALS - 2.3%
Banks - 0.1%
BankBoston Corp. 6.625% 2/1/04	20,000	20,841
Fleet Financial Group, Inc. 7.125% 4/15/06	40,000	44,306
MBNA America Bank NA 6.625% 6/15/12	30,000	30,579
MBNA Corp. 7.5% 3/15/12	45,000	48,379
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	50,000	57,871
7.816% 11/29/49	100,000	112,848
		314,824
Diversified Financials - 1.9%
AES Drax Holdings Ltd. 10.41% 12/31/20	270,000	151,200
Ahmanson Capital Trust I 8.36% 12/1/26 (e)	25,000	27,406
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	70,000	51,100
American General Finance Corp. 5.875% 7/14/06	100,000	107,646
Amvescap PLC yankee 5.9% 1/15/07	25,000	26,521
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	130,000	134,875
Capital One Financial Corp. 7.125% 8/1/08	100,000	92,609
Chukchansi Economic Development Authority 14.5% 6/15/09 (e)	125,000	125,625
CIT Group, Inc. 7.75% 4/2/12	30,000	33,695
Citigroup, Inc. 5.625% 8/27/12	70,000	73,604
Continental Airlines, Inc. pass thru trust certificates 6.795% 8/2/18	177,552	115,409
Countrywide Home Loans, Inc. 5.5% 8/1/06	80,000	85,064
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	20,000	21,375
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 20,000	$ 19,979
7.57% 11/18/10	35,000	34,964
7.779% 11/18/05	25,000	20,000
7.92% 5/18/12	245,000	204,298
10.06% 1/2/16	80,000	64,000
Details Capital Corp. 12.5% 11/15/07	85,000	79,900
Deutsche Telekom International Finance BV:
8.25% 6/15/05	50,000	54,670
8.75% 6/15/30	50,000	57,758
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	215,000	197,800
10.625% 12/1/12 (e)	60,000	61,500
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	30,000	31,500
Ford Motor Credit Co. 7.5% 3/15/05	140,000	142,837
General Electric Capital Corp. 6% 6/15/12	65,000	70,179
General Motors Acceptance Corp.:
6.75% 1/15/06	40,000	41,425
6.875% 9/15/11	60,000	59,836
Goldman Sachs Group, Inc. 6.6% 1/15/12	125,000	138,124
Household Finance Corp.:
6.375% 10/15/11	15,000	15,683
6.5% 1/24/06	40,000	42,597
7% 5/15/12	5,000	5,476
J.P. Morgan Chase & Co. 5.35% 3/1/07	50,000	52,890
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	50,000	54,667
Merrill Lynch & Co., Inc. 4% 11/15/07	100,000	101,020
Morgan Stanley 6.6% 4/1/12	40,000	44,333
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	80,000	84,088
NiSource Finance Corp. 7.875% 11/15/10	80,000	87,922
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	100,100	85,718

	Principal Amount	Value (Note 1)
7.248% 7/2/14	$ 128,720	$ 64,360
7.575% 3/1/19	82,320	78,204
7.691% 4/1/17	20,000	16,000
7.95% 9/1/16	19,053	15,242
8.304% 9/1/10	108,557	75,990
Petronas Capital Ltd. 7% 5/22/12 (e)	80,000	87,950
PTC International Finance BV yankee 10.75% 7/1/07	161,000	167,440
PTC International Finance II SA yankee 11.25% 12/1/09	345,000	365,700
Qwest Capital Funding, Inc.:
5.875% 8/3/04	150,000	129,000
7% 8/3/09	170,000	113,900
7.25% 2/15/11	440,000	290,400
7.625% 8/3/21	50,000	29,250
7.75% 8/15/06	130,000	93,600
7.9% 8/15/10	100,000	67,000
R. H. Donnelley Finance Corp. I 8.875% 12/15/10 (e)	80,000	85,600
SESI LLC 8.875% 5/15/11	30,000	30,600
Sprint Capital Corp. 6.875% 11/15/28	75,000	60,375
TXU Eastern Funding yankee 6.75% 5/15/09 (c)	120,000	11,400
U.S. Airways pass thru trust certificates 6.85% 7/30/19	59,124	47,299
U.S. West Capital Funding, Inc.:
6.25% 7/15/05	320,000	256,000
6.375% 7/15/08	75,000	48,000
6.5% 11/15/18	50,000	26,500
6.875% 7/15/28	535,000	304,950
Verizon Wireless Capital LLC 5.375% 12/15/06	50,000	52,234
		5,416,287
Insurance - 0.0%
MetLife, Inc. 5.375% 12/15/12	10,000	10,330
Principal Life Global Funding I 6.25% 2/15/12 (e)	25,000	26,500
		36,830
Real Estate - 0.3%
Boston Properties, Inc. 6.25% 1/15/13 (e)	30,000	30,462
CenterPoint Properties Trust 6.75% 4/1/05	100,000	107,618
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	320,000	330,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Duke Realty LP New 6.875% 3/15/05	$ 100,000	$ 107,128
EOP Operating LP 7.75% 11/15/07	50,000	56,708
Regency Centers LP 6.75% 1/15/12	45,000	48,589
Senior Housing Properties Trust 8.625% 1/15/12	245,000	241,325
		922,230
TOTAL FINANCIALS		6,690,171
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	245,000	275,625
Fisher Scientific International, Inc.:
8.125% 5/1/12	140,000	144,200
9% 2/1/08	30,000	31,275
		451,100
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc. 11% 1/2/07	216,400	215,859
Fountain View, Inc. 11.25% 4/15/08 (c)	460,000	276,000
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11	30,000	28,800
PacifiCare Health Systems, Inc. 10.75% 6/1/09	235,000	250,863
Stewart Enterprises, Inc. 10.75% 7/1/08	110,000	121,550
Tenet Healthcare Corp.:
5.375% 11/15/06	35,000	31,850
6.375% 12/1/11	70,000	64,400
6.5% 6/1/12	85,000	78,625
Triad Hospitals, Inc. 8.75% 5/1/09	375,000	401,250
Unilab Corp. 12.75% 10/1/09	97,000	113,490
		1,582,687

	Principal Amount	Value (Note 1)
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	$ 160,000	$ 160,000
Biovail Corp. yankee 7.875% 4/1/10	320,000	321,600
		481,600
TOTAL HEALTH CARE		2,515,387
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	395,000	426,600
BE Aerospace, Inc.:
8.875% 5/1/11	235,000	171,550
9.5% 11/1/08	25,000	19,250
Raytheon Co. 6.75% 8/15/07	125,000	138,609
Transdigm, Inc. 10.375% 12/1/08	220,000	221,100
		977,109
Airlines - 0.0%
Delta Air Lines, Inc.:
8.3% 12/15/29	140,000	77,000
8.54% 1/2/07	52,729	39,547
		116,547
Commercial Services & Supplies - 0.7%
Allied Waste North America, Inc.:
7.625% 1/1/06	495,000	495,000
7.875% 1/1/09	40,000	39,700
8.875% 4/1/08	390,000	397,800
American Color Graphics, Inc. 12.75% 8/1/05	210,000	207,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	220,000	194,700
Iron Mountain, Inc.:
8.25% 7/1/11	125,000	128,750
8.625% 4/1/13	10,000	10,450
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	295,000	309,750
Pierce Leahy Command Co. yankee 8.125% 5/15/08	55,000	56,238
World Color Press, Inc.:
7.75% 2/15/09	220,000	220,000
8.375% 11/15/08	30,000	30,450
		2,090,738
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	14,025
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 10/15/11	$ 335,000	$ 313,225
6.75% 2/15/11	100,000	94,500
		421,750
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08	60,000	64,800
Cummins, Inc. 9.5% 12/1/10 (e)	80,000	84,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	55,000	56,100
		205,700
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	170,000	130,900
10.25% 11/15/06	320,000	201,600
		332,500
Road & Rail - 0.4%
Kansas City Southern Railway Co.:
7.5% 6/15/09	410,000	430,500
9.5% 10/1/08	40,000	43,900
TFM SA de CV yankee 11.75% 6/15/09	710,000	699,350
		1,173,750
TOTAL INDUSTRIALS		5,318,094
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
L-3 Communications Corp.:
7.625% 6/15/12	55,000	56,925
8% 8/1/08	10,000	10,375
8.5% 5/15/08	20,000	20,800
Motorola, Inc. 8% 11/1/11	25,000	25,875
		113,975
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	40,000	43,724
Hewlett-Packard Co. 6.5% 7/1/12	65,000	72,138
Seagate Technology HDD Holdings 8% 5/15/09 (e)	180,000	183,600
		299,462

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	$ 260,000	$ 280,800
Sanmina-SCI Corp. 10.375% 1/15/10 (e)	140,000	141,400
		422,200
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp. 10.5% 2/1/09	80,000	86,800
Micron Technology, Inc. 6.5% 9/30/05 (i)	1,000,000	865,000
		951,800
TOTAL INFORMATION TECHNOLOGY		1,787,437
MATERIALS - 1.8%
Chemicals - 0.3%
Compass Minerals Group, Inc. 10% 8/15/11	250,000	273,750
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	120,000	84,000
Huntsman International LLC 9.875% 3/1/09	275,000	281,875
Lyondell Chemical Co.:
9.5% 12/15/08	115,000	104,650
9.625% 5/1/07	115,000	109,538
9.875% 5/1/07	80,000	76,800
11.125% 7/15/12	60,000	58,500
		989,113
Containers & Packaging - 0.7%
BWAY Corp. 10% 10/15/10 (e)	60,000	62,250
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (e)	165,000	169,950
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	145,000	146,813
8.875% 2/15/09	435,000	448,050
Owens-Illinois, Inc.:
7.15% 5/15/05	190,000	183,825
7.5% 5/15/10	70,000	64,575
7.8% 5/15/18	30,000	24,900
7.85% 5/15/04	170,000	166,175
8.1% 5/15/07	150,000	145,500
Packaging Corp. of America 9.625% 4/1/09	175,000	189,000
Riverwood International Corp. 10.625% 8/1/07	275,000	283,250
Sealed Air Corp. 6.95% 5/15/09 (e)	320,000	332,800
		2,217,088
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	$ 575,000	$ 560,625
Luscar Coal Ltd. 9.75% 10/15/11	200,000	215,000
P&L Coal Holdings Corp. 8.875% 5/15/08	300,000	315,000
Phelps Dodge Corp.:
8.75% 6/1/11	155,000	160,425
9.5% 6/1/31	240,000	243,600
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(e)	230,000	124,200
Steel Dynamics, Inc. 9.5% 3/15/09	35,000	36,750
		1,655,600
Paper & Forest Products - 0.2%
Georgia-Pacific Corp.:
7.5% 5/15/06	30,000	28,200
8.125% 5/15/11	100,000	94,000
Norske Skog Canada Ltd. 8.625% 6/15/11	40,000	40,400
Stone Container Corp.:
8.375% 7/1/12	170,000	174,463
9.75% 2/1/11	205,000	219,350
Weyerhaeuser Co. 6.75% 3/15/12	25,000	27,258
		583,671
TOTAL MATERIALS		5,445,472
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/13	95,000	95,297
Citizens Communications Co.:
8.5% 5/15/06	100,000	110,740
8.5% 5/15/06	70,000	77,518
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	555,000	49,950
11.75% 12/15/05 (c)	345,000	31,050
France Telecom SA 9.25% 3/1/11	50,000	57,814
NTL Communications Corp.:
0% 10/1/08 (c)(d)	660,000	59,400
11.5% 10/1/08 (c)	390,000	35,100
NTL, Inc. 0% 4/1/08 (c)(d)	115,000	11,500

	Principal Amount	Value (Note 1)
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	$ 35,000	$ 32,375
Qwest Corp. 8.875% 3/15/12 (e)	310,000	300,700
Rogers Cantel, Inc. yankee 9.375% 6/1/08	170,000	159,800
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	55,000	58,232
Telefonos de Mexico SA de CV 8.25% 1/26/06	100,000	109,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (c)	5,000	113
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	185,000	33,300
11.25% 11/1/08 (c)	190,000	34,200
TELUS Corp. yankee 8% 6/1/11	100,000	96,000
Tritel PCS, Inc. 0% 5/15/09 (d)	374,000	349,690
U.S. West Communications:
7.2% 11/1/04	165,000	156,750
7.2% 11/10/26	55,000	42,900
7.25% 9/15/25	60,000	47,700
Verizon New York, Inc.:
6.875% 4/1/12	50,000	56,169
7.375% 4/1/32	25,000	28,909
WorldCom, Inc.:
7.5% 5/15/11 (c)	1,440,000	331,200
8.25% 5/15/31 (c)	435,000	100,050
		2,465,957
Wireless Telecommunication Services - 0.9%
American Tower Corp. 9.375% 2/1/09	190,000	150,100
AT&T Wireless Services, Inc.:
7.875% 3/1/11	25,000	25,125
8.75% 3/1/31	60,000	58,800
Crown Castle International Corp.:
9.5% 8/1/11	35,000	28,175
10.75% 8/1/11	110,000	95,700
Millicom International Cellular SA yankee 13.5% 6/1/06	220,000	105,600
Nextel Communications, Inc.:
0% 2/15/08 (d)	160,000	144,000
9.375% 11/15/09	40,000	36,200
9.5% 2/1/11	35,000	31,500
9.75% 10/31/07	1,125,000	1,029,375
Orange PLC yankee 9% 6/1/09	395,000	414,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Wireless, Inc. 9.625% 5/1/11	$ 320,000	$ 302,400
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	245,000	229,075
10.625% 7/15/10	88,000	95,480
		2,746,280
TOTAL TELECOMMUNICATION SERVICES		5,212,237
UTILITIES - 2.8%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (e)	35,000	22,400
Avon Energy Partners Holdings 6.46% 3/4/08 (e)	130,000	113,100
CMS Energy Corp.:
7.5% 1/15/09	160,000	136,800
8.375% 7/1/03	305,000	297,375
8.9% 7/15/08	30,000	25,500
9.875% 10/15/07	265,000	241,150
Dominion Resources, Inc. 6.25% 6/30/12	35,000	37,023
Duke Capital Corp. 6.75% 2/15/32	5,000	3,913
Edison International 6.875% 9/15/04	390,000	364,650
FirstEnergy Corp. 6.45% 11/15/11	65,000	64,665
Illinois Power Co.:
7.5% 6/15/09	60,000	49,200
11.5% 12/15/10 (e)	140,000	135,100
Israel Electric Corp. Ltd. 7.75% 12/15/27 (e)	30,000	27,147
Nevada Power Co. 10.875% 10/15/09 (e)	90,000	90,000
Oncor Electric Delivery Co.:
7% 9/1/22 (e)	275,000	256,412
7.25% 1/15/33 (e)	125,000	127,688
Pacific Gas & Electric Co.:
6.75% 10/1/23	105,000	96,600
7.05% 3/1/24	55,000	51,150
9.625% 11/1/05 (e)	430,000	421,400
PSI Energy, Inc. 6.65% 6/15/06	75,000	80,547
Public Service Co. of Colorado 7.875% 10/1/12 (e)	25,000	27,907

	Principal Amount	Value (Note 1)
Reliant Energy Resources Corp.:
7.75% 2/15/11	$ 80,000	$ 67,200
8.125% 7/15/05	50,000	46,079
8.125% 7/15/05	410,000	377,851
Sierra Pacific Power Co. 8% 6/1/08	255,000	239,700
Southern California Edison Co.:
7.125% 7/15/25	20,000	18,550
7.25% 3/1/26	50,000	46,375
7.625% 1/15/10	120,000	112,800
8.95% 11/3/03	350,000	346,500
TECO Energy, Inc.:
7% 5/1/12	45,000	37,800
10.5% 12/1/07 (e)	230,000	225,400
Texas Utilities Co. 6.375% 1/1/08	75,000	67,125
TXU Corp. 6.375% 6/15/06	375,000	343,125
		4,598,232
Gas Utilities - 0.5%
CMS Panhandle Holding Co. 6.5% 7/15/09	175,000	168,000
Consolidated Natural Gas Co. 6.85% 4/15/11	25,000	27,908
El Paso Energy Corp.:
6.75% 5/15/09	125,000	86,250
7.375% 12/15/12	10,000	6,700
8.05% 10/15/30	40,000	24,800
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	25,000	28,032
7.3% 8/15/33	50,000	53,603
Noram Energy Corp. 6.5% 2/1/08	75,000	63,000
Northwest Pipeline Corp. 6.625% 12/1/07	80,000	74,400
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24	30,000	27,000
8.25% 4/1/10	70,000	67,550
Sempra Energy 7.95% 3/1/10	25,000	28,507
Southern Natural Gas Co.:
7.35% 2/15/31	310,000	258,850
8% 3/1/32	10,000	8,750
Tennessee Gas Pipeline Co.:
6% 12/15/11	10,000	8,400
7% 10/15/28	20,000	15,400
Transcontinental Gas Pipe Line:
6.125% 1/15/05	100,000	93,000
6.25% 1/15/08	215,000	191,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line: - continued
8.875% 7/15/12 (e)	$ 205,000	$ 205,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	40,000	27,800
		1,464,300
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. 9.5% 6/1/09	345,000	207,000
El Paso Corp.:
7% 5/15/11	195,000	132,600
7.875% 6/15/12 (e)	290,000	203,000
Western Resources, Inc.:
6.875% 8/1/04	105,000	96,600
7.875% 5/1/07	395,000	400,925
9.75% 5/1/07	335,000	308,200
Williams Companies, Inc.:
6.625% 11/15/04	140,000	104,300
6.75% 1/15/06	180,000	125,100
7.125% 9/1/11	25,000	16,375
7.125% 9/1/11	615,000	402,825
7.5% 1/15/31	35,000	21,875
7.625% 7/15/19	125,000	78,750
8.125% 3/15/12 (e)	195,000	132,600
		2,230,150
TOTAL UTILITIES		8,292,682
TOTAL NONCONVERTIBLE BONDS		56,404,826
TOTAL CORPORATE BONDS (Cost $63,478,344)		62,071,289
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 0.6%
Fannie Mae:
4.75% 1/2/07	125,000	132,596
5% 1/15/07	686,000	743,593
5.25% 4/15/07	435,000	476,232
6.25% 2/1/11	65,000	72,741
Freddie Mac:
5.75% 1/15/12	150,000	166,905
5.875% 3/21/11	205,000	224,822
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,816,889

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.5%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.54% 1/9/03 to 1/30/03 (g)	$ 900,000	$ 899,525
U.S. Treasury Bonds:
6.25% 5/15/30	645,000	771,859
6.625% 2/15/27	50,000	61,770
8% 11/15/21	364,000	507,183
U.S. Treasury Notes:
3.375% 4/30/04	1,275,000	1,309,514
6.5% 2/15/10	620,000	741,093
7% 7/15/06	81,000	93,913
TOTAL U.S. TREASURY OBLIGATIONS		4,384,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,026,279)		6,201,746
U.S. Government Agency - Mortgage Securities - 2.7%

Fannie Mae - 2.2%
5.5% 1/1/33 (f)	1,000,000	1,020,626
6% 4/1/13 to 1/1/29	608,158	639,210
6% 1/1/33 (f)	1,688,252	1,746,286
6.5% 5/1/17 to 8/1/32	1,940,362	2,028,468
6.5% 1/1/33 (f)	792,049	824,969
7.5% 5/1/24 to 2/1/28	155,241	165,816
TOTAL FANNIE MAE		6,425,375
Freddie Mac - 0.0%
7.5% 8/1/28	42,107	45,061
Government National Mortgage Association - 0.5%
6.5% 8/15/27	330,555	347,823
7% 7/15/28 to 7/15/32	671,706	712,652
7.5% 1/15/26 to 8/15/28	285,725	305,255
8.5% 11/15/30	55,080	59,767
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,425,497
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,639,890)		7,895,933
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
CIT Marine Trust 5.8% 4/15/10	$ 21,451	$ 21,633
DaimlerChrysler Auto Trust 5.16% 1/6/05	130,000	132,050
Ford Credit Auto Owner Trust 5.71% 9/15/05	35,000	36,744
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	125,000	133,965
Sears Credit Account Master Trust II 7.5% 11/15/07	50,000	52,045
UAF Auto Grantor Trust 6.1% 6/15/04 (e)	6,914	6,956
TOTAL ASSET-BACKED SECURITIES (Cost $369,005)		383,393
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 6.7825% 12/29/25 (e)(h)	37,571	17,648
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	100,000	107,018
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	100,000	105,230
TOTAL U.S. GOVERNMENT AGENCY		212,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $205,227)		229,896
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	125,695	138,295
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	91,372	99,397
Class B, 7.48% 2/1/08	80,000	90,204

	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 5/17/40	$ 15,000	$ 16,308
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	140,000	146,606
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9992% 4/29/39 (e)(h)	320,000	274,300
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (c)(e)(h)	250,000	0
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (e)	250,000	259,219
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (h)	45,000	43,144
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (e)	100,000	93,469
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (e)	68,093	68,689
Series 1996-1 Class E, 9.16% 4/15/28	500,000	335,625
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	25,882	26,299
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (e)	140,000	152,775
Class E2, 7.224% 11/15/07 (e)	100,000	107,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,162,214)		1,852,018
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic:
6.875% 4/28/09	50,000	54,649
7.125% 1/11/12	40,000	45,300
Malaysian Government 7.5% 7/15/11	25,000	28,922
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 50,000	$ 55,500
United Mexican States 9.875% 2/1/10	80,000	98,208
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,364)		282,579
Floating Rate Loans - 0.2%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (f)(h)	355,000	287,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (h)	130,000	137,800
TOTAL FLOATING RATE LOANS (Cost $417,063)		425,350
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	16,481,571	16,481,571
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	134,621	134,621
TOTAL MONEY MARKET FUNDS (Cost $16,616,192)		16,616,192
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $335,233,105)		296,445,042
NET OTHER ASSETS - (0.7)%		(1,998,219)
NET ASSETS - 100%		$ 294,446,823
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
10 S&P 500 Index Contracts	March 2003	$ 2,197,250	$ (68,184)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,878,199 or 2.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,934.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Governments	4.6%
AAA, AA, A	1.1
BBB	2.4
BB	6.5
B	9.8
CCC, CC, C	1.9
Not Rated	0.4
Equities	68.8
Other Investments	0.0
Short-Term and Net Other Assets	4.5
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $486,933,210 and $541,017,307, respectively, of which long-term U.S. government and government agency obligations aggregated $51,928,867 and $52,769,134, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,685 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $865,000 or 0.3% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $65,872,000 of which $54,731,000 and $11,141,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including securities loaned of $129,236) (cost $335,233,105) - See accompanying schedule		$ 296,445,042
Cash		130,022
Receivable for investments sold		1,023,110
Receivable for fund shares sold		14,474
Dividends receivable		346,677
Interest receivable		1,535,493
Receivable for daily variation on futures contracts		3,700
Other receivables		52,112
Total assets		299,550,630
Liabilities
Payable for investments purchased Regular delivery	$ 648,891
Delayed delivery	3,853,078
Payable for fund shares redeemed	258,179
Accrued management fee	147,249
Distribution fees payable	1,377
Other payables and accrued expenses	60,412
Collateral on securities loaned, at value	134,621
Total liabilities		5,103,807

Net Assets		$ 294,446,823
Net Assets consist of:
Paid in capital		$ 394,226,327
Undistributed net investment income		11,827,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,750,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,856,037)
Net Assets		$ 294,446,823
Initial Class: Net Asset Value, offering price and redemption price per share ($284,298,078 ÷ 27,527,773 shares)		$ 10.33

Service Class: Net Asset Value, offering price and redemption price per share ($6,104,626 ÷ 594,677 shares)		$ 10.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,044,119 ÷ 395,931 shares)		$ 10.21

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 3,705,578
Interest		8,544,419
Security lending		12,461
Total income		12,262,458

Expenses
Management fee	$ 2,004,217
Transfer agent fees	245,322
Distribution fees	19,180
Accounting and security lending fees	131,737
Non-interested trustees' compensation	1,251
Custodian fees and expenses	37,950
Audit	34,013
Legal	2,570
Miscellaneous	40,875
Total expenses before reductions	2,517,115
Expense reductions	(134,187)	2,382,928
Net investment income (loss)		9,879,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,249,739)
Foreign currency transactions	41
Futures contracts	(1,057,809)
Total net realized gain (loss)		(13,307,507)
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,773,307)
Assets and liabilities in foreign currencies	13
Futures contracts	(68,184)
Total change in net unrealized appreciation (depreciation)		(59,841,478)
Net gain (loss)		(73,148,985)
Net increase (decrease) in net assets resulting from operations		$ (63,269,455)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,530	$ 11,049,699
Net realized gain (loss)	(13,307,507)	(61,039,175)
Change in net unrealized appreciation (depreciation)	(59,841,478)	12,082,275
Net increase (decrease) in net assets resulting from operations	(63,269,455)	(37,907,201)
Distributions to shareholders from net investment income	(10,416,607)	(13,343,864)
Distributions to shareholders from net realized gain	-	(16,105,049)
Total distributions	(10,416,607)	(29,448,913)
Share transactions - net increase (decrease)	(45,895,376)	(16,320,571)
Total increase (decrease) in net assets	(119,581,438)	(83,676,685)

Net Assets
Beginning of period	414,028,261	497,704,946
End of period (including undistributed net investment income of $11,827,058 and undistributed net investment income of $12,720,942, respectively)	$ 294,446,823	$ 414,028,261
Other Information:
Share Transactions	Year ended December 31, 2002
Shares	Initial Class	Service Class	Service Class 2
Sold	2,002,299	59,590	86,311
Reinvested	852,581	19,176	10,444
Redeemed	(7,128,518)	(249,039)	(120,333)
Net increase (decrease)	(4,273,638)	(170,273)	(23,578)
Dollars
Sold	$ 22,203,801	$ 701,545	$ 952,932
Reinvested	10,068,980	225,322	122,305
Redeemed	(76,233,884)	(2,697,681)	(1,238,696)
Net increase (decrease)	$ (43,961,103)	$ (1,770,814)	$ (163,459)
Share Transactions	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	2,648,332	86,383	262,678
Reinvested	2,071,741	53,533	15,343
Redeemed	(6,380,641)	(244,489)	(74,696)
Net increase (decrease)	(1,660,568)	(104,573)	203,325
Dollars
Sold	$ 33,703,712	$ 1,109,889	$ 3,373,478
Reinvested	28,507,157	732,326	209,431
Redeemed	(80,043,164)	(3,021,914)	(891,486)
Net increase (decrease)	$ (17,832,295)	$ (1,179,699)	$ 2,691,423

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,068,980	$ 225,322	$ 122,305
From net realized gain	-	-	-
Total	$ 10,068,980	$ 225,322	$ 122,305

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,927,664	$ 322,572	$ 93,628
From net realized gain	15,579,493	409,753	115,803
Total	$ 28,507,157	$ 732,325	$ 209,431

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Income from Investment Operations
Net investment income (loss) C	.32	.32	.42	.40	.41
Net realized and unrealized gain (loss)	(2.23)	(1.31)	(2.52)	2.04	2.19
Total from investment operations	(1.91)	(.99)	(2.10)	2.44	2.60
Distributions from net investment income	(.32)	(.39)	(.37)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.32)	(.86)	(1.87)	(1.09)	(1.93)
Net asset value, end of period	$ 10.33	$ 12.56	$ 14.41	$ 18.38	$ 17.03
Total Return A,B	(15.53)%	(7.39)%	(12.47)%	15.26%	17.57%
Ratios to Average Net Assets D
Expenses before expense reductions	.73%	.73%	.69%	.71%	.73%
Expenses net of voluntary waivers, if any	.73%	.73%	.69%	.71%	.73%
Expenses net of all reductions	.69%	.72%	.68%	.70%	.72%
Net investment income (loss)	2.88%	2.55%	2.61%	2.38%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,298	$ 399,273	$ 482,165	$ 580,555	$ 528,874
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.30	.31	.40	.38	.40
Net realized and unrealized gain (loss)	(2.20)	(1.32)	(2.50)	2.03	2.14
Total from investment operations	(1.90)	(1.01)	(2.10)	2.41	2.54
Distributions from net investment income	(.30)	(.37)	(.36)	(.41)	(.34)
Distributions from net realized gain	-	(.47)	(1.50)	(.68)	(1.59)
Total distributions	(.30)	(.84)	(1.86)	(1.09)	(1.93)
Net asset value, end of period	$ 10.27	$ 12.47	$ 14.32	$ 18.28	$ 16.96
Total Return A,B	(15.54)%	(7.57)%	(12.54)%	15.13%	17.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.83%	.80%	.82%	.89%
Expenses net of voluntary waivers, if any	.84%	.83%	.80%	.82%	.89%
Expenses net of all reductions	.80%	.82%	.79%	.81%	.88%
Net investment income (loss)	2.77%	2.44%	2.50%	2.27%	2.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,105	$ 9,542	$ 12,449	$ 10,825	$ 3,165
Portfolio turnover rate	149%	111%	147%	92%	98%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income (loss) E	.28	.28	.34
Net realized and unrealized gain (loss)	(2.21)	(1.30)	(1.96)
Total from investment operations	(1.93)	(1.02)	(1.62)
Distributions from net investment income	(.29)	(.38)	(.36)
Distributions from net realized gain	-	(.47)	(1.50)
Total distributions	(.29)	(.85)	(1.86)
Net asset value, end of period	$ 10.21	$ 12.43	$ 14.30
Total Return B,C,D	(15.83)%	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.03%	1.00%	.97% A
Expenses net of all reductions	.99%	.99%	.95% A
Net investment income (loss)	2.58%	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,044	$ 5,213	$ 3,091
Portfolio turnover rate	149%	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,428,129
Unrealized depreciation	(55,023,451)
Net unrealized appreciation (depreciation)	(42,595,322)
Undistributed ordinary income	8,980,135
Capital loss carryforward	(65,872,007)
Cost for federal income tax purposes	$ 339,040,364

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 10,416,607	$ 13,343,864
Long-Term Capital Gains	-	16,105,049
Total	$ 10,416,607	$ 29,448,913

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Asset Manager: Growth Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 7,636
Service Class 2	11,544
$ 19,180

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 233,643
Service Class	6,127
Service Class 2	5,552
$ 245,322

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $333,792 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $133,931 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $256.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 65% of the total outstanding shares of the fund.

Asset Manager: Growth Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers.; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager: Growth Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth. He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Richard C. Habermann (62)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (38)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (53)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Asset Manager: Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Asset Manager: Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	30%
Service Class	32%
Service Class 2	33%

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0203 337825
1.540207.105

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-9.35%	3.71%	12.27%
S&P 500 ®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class	-9.42%	3.62%	12.20%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and captial gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class 2	-9.60%	3.53%	12.13%
S&P 500®	-22.10%	-0.59%	10.31%
Variable Annuity Growth Funds Average	-25.44%	-2.13%	n/a*
Variable Annuity Multi-Cap Growth Funds Average	-30.67%	-1.76%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and captial gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund outperformed both the Standard & Poor's 500 Index, which fell 22.10%, and the variable annuity growth funds average, which fell 25.44% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear, for example, of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.

Q. Health care and consumer staples stocks accounted for more than 28% of the fund's assets at the end of the period. Why did these areas appeal to you?

A. I believe strongly that earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable growth, and I found some options in the health care and consumer staples areas. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls, innovative new products and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position at the end of the period and our best performer over the past 12 months. Under new management, Lockheed improved its operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. We avoided most major stock disasters, but I was caught off-guard by the implosions of Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt throughout the economy - at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund - with the support of Fidelity's research staff - will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2002, more than

$7.5 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investment Summary

Top Five Stocks as of December 31, 2002
% of fund's net assets
Lockheed Martin Corp.	3.8
Colgate-Palmolive Co.	3.2
Berkshire Hathaway, Inc. Class A	3.1
3M Co.	3.0
Avon Products, Inc.	2.5
15.6
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	17.8
Consumer Discretionary	15.6
Health Care	15.1
Industrials	13.4
Consumer Staples	13.4
Asset Allocation as of December 31, 2002
% of fund's net assets *
Stocks and Equity Futures	90.2%
Bonds	0.6%
Short-Term Investments and Net Other Assets	9.1%
Other Investments	0.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.1%
Gentex Corp. (a)	290,900	$ 9,204,076
Automobiles - 1.8%
Harley-Davidson, Inc.	407,500	18,826,500
Honda Motor Co. Ltd.	889,600	32,132,354
Nissan Motor Co. Ltd.	4,134,900	32,238,087
Toyota Motor Corp.	2,018,000	53,477,003
		136,673,944
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	129,000	4,160,250
California Pizza Kitchen, Inc. (a)	110,100	2,774,520
CBRL Group, Inc.	40,700	1,226,291
Darden Restaurants, Inc.	962,100	19,674,945
Friendly Ice Cream Corp. (a)	204,600	1,176,450
Harrah's Entertainment, Inc. (a)	583,600	23,110,560
Hilton Group PLC	1,996,800	5,371,797
International Game Technology (a)	160,200	12,162,384
MGM Mirage, Inc. (a)	829,600	27,351,912
P.F. Chang's China Bistro, Inc. (a)	564,300	20,484,090
Panera Bread Co. Class A (a)	69,300	2,412,333
Rank Group PLC	1,514,600	6,502,251
Rare Hospitality International, Inc. (a)	17,000	469,540
Red Robin Gourmet Burgers, Inc.	9,700	123,578
Ryan's Family Steak Houses, Inc. (a)	282,750	3,209,213
Sonic Corp. (a)	65,700	1,346,193
Stanley Leisure PLC	287,991	1,816,265
Starbucks Corp. (a)	266,000	5,421,080
Starwood Hotels & Resorts Worldwide, Inc. unit	24,400	579,256
The Cheesecake Factory, Inc. (a)	275,100	9,944,865
Wendy's International, Inc.	393,900	10,662,873
William Hill PLC	2,238,065	8,184,029
		168,164,675
Household Durables - 1.2%
Blyth, Inc.	69,000	1,846,440
D.R. Horton, Inc.	1,661,770	28,831,710
Fortune Brands, Inc.	278,300	12,943,733
Garmin Ltd. (a)	195,253	5,720,913
Harman International Industries, Inc.	380,700	22,651,650
Mohawk Industries, Inc. (a)	369,320	21,032,774
		93,027,220
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	299,400	20,305,308
FTD, Inc. Class A (a)	700	11,151
Overstock.com, Inc.	105,600	1,372,800
Ticketmaster Class B (a)	251,200	5,330,464
USA Interactive (a)	2,479,700	56,834,724
		83,854,447
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	151,600	3,812,740

	Shares	Value (Note 1)
Mattel, Inc.	1,434,700	$ 27,474,505
Mega Bloks, Inc.	40,250	601,587
		31,888,832
Media - 2.4%
Comcast Corp.:
Class A (a)	679	16,004
Class A (special) (a)	252,400	5,701,716
Cox Communications, Inc. Class A (a)	34,800	988,320
E.W. Scripps Co. Class A	314,700	24,216,165
Entercom Communications Corp. Class A (a)	13,100	614,652
Fox Entertainment Group, Inc. Class A (a)	656,100	17,012,673
Gannett Co., Inc.	32,000	2,297,600
Getty Images, Inc. (a)	58,500	1,787,175
LIN TV Corp. Class A	216,900	5,281,515
McGraw-Hill Companies, Inc.	106,200	6,418,728
Meredith Corp.	100,300	4,123,333
Pearson PLC sponsored ADR	223,900	2,093,465
Pixar (a)	229,500	12,161,205
Reader's Digest Association, Inc. (non-vtg.)	59,600	899,960
Reed Elsevier PLC	633,200	5,426,516
The McClatchy Co. Class A	16,300	924,699
The New York Times Co. Class A	98,400	4,499,832
Tribune Co.	172,600	7,846,396
Viacom, Inc. Class B (non-vtg.) (a)	1,367,336	55,732,615
Washington Post Co. Class B	21,300	15,719,400
Westwood One, Inc. (a)	216,100	8,073,496
		181,835,465
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,011,566	27,170,663
Costco Wholesale Corp. (a)	157,100	4,408,226
JCPenney Co., Inc.	731,200	16,824,912
Kohl's Corp. (a)	7,000	391,650
Marks & Spencer Group PLC	2,125,800	10,787,021
		59,582,472
Specialty Retail - 4.8%
Advance Auto Parts, Inc. (a)	320,500	15,672,450
Aeropostale, Inc.	46,500	491,505
AutoZone, Inc. (a)	892,900	63,083,385
Bed Bath & Beyond, Inc. (a)	1,254,900	43,331,697
Chico's FAS, Inc. (a)	344,500	6,514,495
Hennes & Mauritz AB (H&M) (B Shares)	229,200	4,435,107
Hot Topic, Inc. (a)	149,200	3,413,696
Inditex SA	157,600	3,724,600
Lowe's Companies, Inc.	1,809,700	67,863,750
Michaels Stores, Inc. (a)	380,800	11,919,040
Pacific Sunwear of California, Inc. (a)	161,550	2,857,820
PETCO Animal Supplies, Inc.	545,200	12,778,943
PETsMART, Inc. (a)	1,226,900	21,016,797
Pier 1 Imports, Inc.	487,200	9,222,696
Ross Stores, Inc.	356,300	15,103,557
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Talbots, Inc.	21,400	$ 589,142
TJX Companies, Inc.	2,249,200	43,904,384
Too, Inc. (a)	232,300	5,463,696
Urban Outfitters, Inc. (a)	200,900	4,735,213
Weight Watchers International, Inc. (a)	509,300	23,412,521
Williams-Sonoma, Inc. (a)	205,900	5,590,185
		365,124,679
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	2,494,338	9,020,700
Coach, Inc. (a)	648,462	21,347,369
Delta Woodside Industries, Inc. (a)	22,175	109,101
Fossil, Inc. (a)	48,900	994,626
Liz Claiborne, Inc.	515,200	15,275,680
Puma AG	92,690	6,328,409
Reebok International Ltd. (a)	90,400	2,657,760
		55,733,645
TOTAL CONSUMER DISCRETIONARY		1,185,089,455
CONSUMER STAPLES - 13.4%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	1,018,500	49,295,400
Diageo PLC	3,001,523	32,637,285
Molson, Inc. Class A	642,100	13,660,399
Pepsi Bottling Group, Inc.	689,900	17,730,430
PepsiCo, Inc.	2,079,750	87,807,045
		201,130,559
Food & Drug Retailing - 2.0%
George Weston Ltd.	275,910	15,837,231
J. Sainsbury PLC	2,435,570	10,936,644
Loblaw Companies Ltd.	191,310	6,510,843
Safeway PLC	679,698	2,334,929
Sysco Corp.	1,250,900	37,264,311
Tesco PLC	4,986,800	15,584,478
Walgreen Co.	42,500	1,240,575
Whole Foods Market, Inc. (a)	1,057,507	55,762,344
William Morrison Supermarkets PLC	2,039,734	7,097,344
Winn-Dixie Stores, Inc.	178,500	2,727,480
		155,296,179
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	142,200	5,116,356
Bunge Ltd.	19,800	476,388
Cadbury Schweppes PLC	2,124,534	13,244,734
Del Monte Foods Co. (a)	28,269	217,671
H.J. Heinz Co.	63,300	2,080,671
Hershey Foods Corp.	496,400	33,477,216
Kraft Foods, Inc. Class A	1,829,570	71,225,160
Nestle SA (Reg.)	52,633	11,162,844
Saputo, Inc.	213,300	3,371,179
Sara Lee Corp.	96,300	2,167,713

	Shares	Value (Note 1)
The J.M. Smucker Co.	34,307	$ 1,365,762
Wm. Wrigley Jr. Co.	230,700	12,660,816
		156,566,510
Household Products - 3.3%
Colgate-Palmolive Co.	4,617,030	242,070,883
Procter & Gamble Co.	64,200	5,517,348
		247,588,231
Personal Products - 3.4%
Avon Products, Inc.	3,458,428	186,305,516
Gillette Co.	2,250,100	68,313,036
		254,618,552
TOTAL CONSUMER STAPLES		1,015,200,031
ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	158,300	5,095,677
Carbo Ceramics, Inc.	27,000	909,900
ENSCO International, Inc.	118,600	3,492,770
Schlumberger Ltd. (NY Shares)	235,200	9,899,568
Smith International, Inc. (a)	372,920	12,164,650
Willbros Group, Inc. (a)	248,200	2,040,204
		33,602,769
Oil & Gas - 4.2%
Apache Corp.	184,500	10,514,655
BP PLC sponsored ADR	1,275,232	51,838,181
EnCana Corp.	5,119,412	158,827,779
EOG Resources, Inc.	68,600	2,738,512
Exxon Mobil Corp.	398,742	13,932,045
Murphy Oil Corp.	416,800	17,859,880
Niko Resources Ltd.	2,100	34,459
Noble Energy, Inc.	126,600	4,753,830
Petro-Canada	91,300	2,840,096
Pogo Producing Co.	144,700	5,390,075
Premcor, Inc.	220,200	4,895,046
Suncor Energy, Inc.	983,580	15,451,521
Talisman Energy, Inc.	212,870	7,696,788
Thunder Energy, Inc. (a)	44,400	155,314
TotalFinaElf SA sponsored ADR	265,800	19,004,700
Valero Energy Corp.	2,100	77,574
XTO Energy, Inc.	74,000	1,827,800
		317,838,255
TOTAL ENERGY		351,441,024
FINANCIALS - 17.6%
Banks - 5.7%
Allied Irish Banks PLC	317,900	4,365,623
Australia & New Zealand Banking Group Ltd.	686,261	6,681,405
Bank of America Corp.	203,500	14,157,495
Bank of Ireland	2,080,540	21,384,874
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	505,600	$ 18,479,680
Commerce Bancorp, Inc., New Jersey	1,118,817	48,321,706
Danske Bank AS	70,200	1,161,381
Fifth Third Bancorp	2,075,980	121,548,629
First BanCorp Puerto Rico	5,400	122,040
First Community Bancorp, California	25,700	846,327
Golden West Financial Corp., Delaware	784,500	56,334,945
Lloyds TSB Group PLC	21,500	154,469
M&T Bank Corp.	369,300	29,303,955
National Australia Bank Ltd.	255,000	4,543,211
NetBank, Inc. (a)	8,300	80,344
North Fork Bancorp, Inc. New York	742,900	25,065,446
Popular, Inc.	87,500	2,957,500
Royal Bank of Scotland Group PLC	2,246,169	53,841,102
SouthTrust Corp.	725,000	18,016,250
Texas Regional Bancshares, Inc. Class A	11,700	415,830
W Holding Co., Inc.	212,750	3,491,228
Wells Fargo & Co.	21,300	998,331
		432,271,771
Diversified Financials - 2.3%
Bear Stearns Companies, Inc.	10,100	599,940
Doral Financial Corp.	509,850	14,581,710
Fannie Mae	371,700	23,911,461
MBNA Corp.	85,050	1,617,651
Merrill Lynch & Co., Inc.	654,400	24,834,480
Moody's Corp.	746,200	30,810,598
SLM Corp.	774,700	80,460,342
		176,816,182
Insurance - 9.4%
ACE Ltd.	313,400	9,195,156
AFLAC, Inc.	312,500	9,412,500
Allstate Corp.	1,067,200	39,475,728
American International Group, Inc.	1,998,814	115,631,390
Arch Capital Group Ltd. (a)	142,600	4,444,842
Berkshire Hathaway, Inc.:
Class A (a)	3,219	234,182,250
Class B (a)	2,900	7,026,700
Brown & Brown, Inc.	74,800	2,417,536
Cincinnati Financial Corp.	269,100	10,104,705
Commerce Group, Inc., Massachusetts	6,200	232,438
Everest Re Group Ltd.	665,380	36,795,514
IPC Holdings Ltd. (a)	151,600	4,781,464
Markel Corp. (a)	37,950	7,798,725
MetLife, Inc.	495,800	13,406,432
Montpelier Re Holdings Ltd.	581,600	16,750,080
Ohio Casualty Corp. (a)	150,900	1,954,155
Old Republic International Corp.	86,300	2,416,400
PartnerRe Ltd.	416,400	21,577,848
Progressive Corp.	234,900	11,658,087

	Shares	Value (Note 1)
RenaissanceRe Holdings Ltd.	652,265	$ 25,829,694
SAFECO Corp.	425,800	14,762,486
The Chubb Corp.	370,400	19,334,880
The PMI Group, Inc.	116,400	3,496,656
Travelers Property Casualty Corp. Class A	1,142,604	16,739,149
Unitrin, Inc.	130,100	3,801,522
USI Holdings Corp.	320,000	3,760,000
W.R. Berkley Corp.	132,300	5,240,403
Willis Group Holdings Ltd. (a)	1,192,200	34,180,374
XL Capital Ltd. Class A	384,800	29,725,800
Zenith National Insurance Corp.	216,100	5,082,672
		711,215,586
Real Estate - 0.2%
Duke Realty Corp.	74,152	1,887,168
Equity Residential (SBI)	340,500	8,369,490
ResortQuest International, Inc. (a)	192,100	724,217
		10,980,875
TOTAL FINANCIALS		1,331,284,414
HEALTH CARE - 15.1%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	11,700	267,813
Amylin Pharmaceuticals, Inc. (a)	365,500	5,899,170
Charles River Labs International, Inc. (a)	293,000	11,274,640
Genentech, Inc. (a)	26,900	892,004
Gilead Sciences, Inc. (a)	539,880	18,355,920
IDEXX Laboratories, Inc. (a)	31,050	1,019,993
MedImmune, Inc. (a)	85,900	2,333,903
Neurocrine Biosciences, Inc. (a)	143,600	6,556,776
		46,600,219
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	43,300	1,519,830
Alcon, Inc.	914,900	36,092,805
American Medical Systems Holdings, Inc. (a)	98,800	1,601,548
Bio-Rad Laboratories, Inc. Class A (a)	81,000	3,134,700
Biomet, Inc.	224,700	6,439,902
Biosite, Inc. (a)	127,100	4,323,942
Boston Scientific Corp. (a)	1,002,000	42,605,040
Centerpulse AG (Reg.) (a)	11,760	2,051,509
CTI Molecular Imaging, Inc.	535,900	13,215,294
Cytyc Corp. (a)	60,000	612,000
DENTSPLY International, Inc.	1,060,262	39,441,746
Edwards Lifesciences Corp. (a)	59,400	1,512,918
ICU Medical, Inc. (a)	29,250	1,091,025
Medtronic, Inc.	191,000	8,709,600
Mentor Corp.	26,700	1,027,950
Nobel Biocare Holding AG (Switzerland) (a)	61,120	3,933,093
Smith & Nephew PLC	9,900,953	60,687,639
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	321,776	$ 12,780,943
Steris Corp. (a)	115,000	2,788,750
Stryker Corp.	186,500	12,517,880
Varian Medical Systems, Inc. (a)	384,700	19,081,120
Zimmer Holdings, Inc. (a)	2,281,002	94,707,203
		369,876,437
Health Care Providers & Services - 5.7%
Accredo Health, Inc. (a)	85,450	3,012,113
Advisory Board Co. (a)	149,700	4,476,030
AMN Healthcare Services, Inc. (a)	254,200	4,298,522
Anthem, Inc. (a)	116,107	7,303,130
Caremark Rx, Inc. (a)	166,164	2,700,165
Covance, Inc. (a)	4,400	108,196
HCA, Inc.	1,465,216	60,806,464
Health Management Associates, Inc. Class A	2,613,090	46,774,311
Inveresk Research Group, Inc.	21,300	459,654
Mid Atlantic Medical Services, Inc. (a)	33,400	1,082,160
Odyssey Healthcare, Inc. (a)	19,700	683,590
Patterson Dental Co. (a)	1,426,500	62,395,110
PDI, Inc. (a)	9,500	102,515
Tenet Healthcare Corp. (a)	2,279,850	37,389,540
UnitedHealth Group, Inc.	1,966,100	164,169,350
WebMD Corp. (a)	1,442,800	12,335,940
Wellpoint Health Networks, Inc. (a)	322,196	22,927,467
		431,024,257
Pharmaceuticals - 3.9%
Altana AG	37,550	1,714,933
Aventis SA (France)	167,500	9,076,825
Barr Laboratories, Inc. (a)	28,600	1,861,574
Biovail Corp. (a)	106,290	2,843,999
Eli Lilly & Co.	7,500	476,250
Forest Laboratories, Inc. (a)	128,000	12,572,160
InterMune, Inc. (a)	19,000	484,690
Johnson & Johnson	2,126,750	114,227,743
King Pharmaceuticals, Inc. (a)	42,900	737,451
Merck & Co., Inc.	545,100	30,858,111
Novo-Nordisk AS Series B	158,500	4,583,257
Pfizer, Inc.	2,613,565	79,896,682
Schering AG	74,900	3,259,525
Schering-Plough Corp.	144,500	3,207,900
Teva Pharmaceutical Industries Ltd. sponsored ADR	724,100	27,957,501
Wyeth	33,600	1,256,640
		295,015,241
TOTAL HEALTH CARE		1,142,516,154

	Shares	Value (Note 1)
INDUSTRIALS - 13.4%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	4,912,940	$ 283,722,281
MTC Technologies, Inc.	67,300	1,702,690
United Defense Industries, Inc.	40,600	945,980
Veridian Corp.	369,000	7,874,460
		294,245,411
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,222,516	38,142,499
CNF, Inc.	56,100	1,864,764
Expeditors International of Washington, Inc.	13,600	444,040
United Parcel Service, Inc. Class B	370,200	23,352,216
UTI Worldwide, Inc.	20,100	527,625
		64,331,144
Airlines - 1.4%
JetBlue Airways Corp.	789,030	21,303,810
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	192,400	1,363,505
sponsored ADR (a)	2,051,620	80,341,439
Southwest Airlines Co.	124,130	1,725,407
		104,734,161
Building Products - 0.1%
American Standard Companies, Inc. (a)	53,500	3,805,990
Commercial Services & Supplies - 2.4%
Apollo Group, Inc. Class A (a)	610,000	26,840,000
Aramark Corp. Class B	307,550	7,227,425
Avery Dennison Corp.	192,700	11,770,116
Brambles Industries Ltd.	478,613	1,262,296
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	565,125
Cintas Corp.	22,100	1,011,075
Corinthian Colleges, Inc. (a)	533,141	20,184,718
Corporate Executive Board Co. (a)	23,400	746,928
Dun & Bradstreet Corp. (a)	50,100	1,727,949
Education Management Corp. (a)	42,400	1,594,240
First Data Corp.	2,483,000	87,923,030
H&R Block, Inc.	405,200	16,289,040
Hewitt Associates, Inc.	166,100	5,263,709
Ionics, Inc. (a)	42,800	975,840
		183,381,491
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	307,020	10,929,912
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	374,600	5,675,190
Cooper Industries Ltd. Class A	64,700	2,358,315
		8,033,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 3.1%
3M Co.	1,825,510	$ 225,085,383
Tomkins PLC	1,398,900	4,281,627
Tyco International Ltd.	112,500	1,921,500
		231,288,510
Machinery - 0.7%
AGCO Corp. (a)	63,800	1,409,980
Danaher Corp.	668,022	43,889,045
Deere & Co.	117,800	5,401,130
Donaldson Co., Inc.	21,900	788,400
PACCAR, Inc.	2,070	95,489
SPX Corp. (a)	29,900	1,119,755
		52,703,799
Road & Rail - 0.8%
Arkansas Best Corp. (a)	20,130	522,998
Canadian National Railway Co.	454,050	18,848,721
Canadian Pacific Railway Ltd.	59,050	1,169,883
Heartland Express, Inc.	390,200	8,939,872
Knight Transportation, Inc. (a)	157,900	3,315,900
Landstar System, Inc. (a)	129,900	7,580,964
Norfolk Southern Corp.	59,200	1,183,408
P.A.M. Transportation Services, Inc. (a)	49,997	1,260,424
Swift Transportation Co., Inc. (a)	876,214	17,540,052
Werner Enterprises, Inc.	62,700	1,349,931
		61,712,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	15,912	594,950
MSC Industrial Direct, Inc. Class A (a)	2,300	40,825
		635,775
TOTAL INDUSTRIALS		1,015,801,851
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	429,300	2,206,602
Cisco Systems, Inc. (a)	21,400	280,340
Comverse Technology, Inc. (a)	27,900	279,558
Motorola, Inc.	215,000	1,859,750
Netscreen Technologies, Inc.	142,800	2,404,752
Nokia Corp. sponsored ADR	21,500	333,250
Sycamore Networks, Inc. (a)	384,500	1,111,205
		8,475,457
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	219,445	5,867,959
Lexmark International, Inc. Class A (a)	32,300	1,954,150
Logitech International SA (Reg.) (a)	219,903	6,566,051
SanDisk Corp. (a)	109,900	2,230,970
		16,619,130

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	4,675	$ 177,650
Flir Systems, Inc. (a)	395,500	19,300,400
Symbol Technologies, Inc.	166,000	1,364,520
Thermo Electron Corp. (a)	53,732	1,081,088
Waters Corp. (a)	59,300	1,291,554
		23,215,212
Internet Software & Services - 0.5%
Expedia, Inc. (a)	108,200	7,241,848
Keynote Systems, Inc. (a)	520,000	4,014,400
PEC Solutions, Inc. (a)	16,100	481,390
WebEx Communications, Inc. (a)	316,592	4,748,880
Yahoo!, Inc. (a)	1,243,900	20,337,765
		36,824,283
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	155,000	8,160,750
Anteon International Corp.	143,400	3,441,600
CACI International, Inc. Class A (a)	21,400	762,696
Cognizant Technology Solutions Corp. Class A (a)	24,000	1,733,520
ManTech International Corp. Class A	138,100	2,633,567
SRA International, Inc. Class A	120,400	3,261,636
		19,993,769
Office Electronics - 0.1%
Canon, Inc.	107,000	3,942,950
Zebra Technologies Corp. Class A (a)	68,000	3,896,400
		7,839,350
Semiconductor Equipment & Products - 0.5%
Linear Technology Corp.	2,100	54,012
Microchip Technology, Inc.	342,500	8,374,125
NVIDIA Corp. (a)	56,500	650,315
O2Micro International Ltd. (a)	118,200	1,152,332
Samsung Electronics Co. Ltd.	117,600	31,133,940
Silicon Laboratories, Inc. (a)	1,800	34,344
Skyworks Solutions, Inc. (a)	106,900	921,478
STMicroelectronics NV (NY Shares)	4,200	81,942
		42,402,488
Software - 1.0%
Adobe Systems, Inc.	43,800	1,086,284
Agile Software Corp. (a)	31,100	240,714
BEA Systems, Inc. (a)	218,700	2,508,489
Business Objects SA sponsored ADR (a)	21,500	322,500
Cadence Design Systems, Inc. (a)	48,100	567,099
Check Point Software Technologies Ltd. (a)	188,400	2,443,548
Citrix Systems, Inc. (a)	542,200	6,679,904
Electronic Arts, Inc. (a)	194,916	9,700,969
Microsoft Corp. (a)	136,200	7,041,540
Network Associates, Inc. (a)	1,103,700	17,758,533
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	624,641	$ 25,304,207
Verisity Ltd. (a)	31,200	594,672
		74,248,459
TOTAL INFORMATION TECHNOLOGY		229,618,148
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	128,900	3,828,330
Ecolab, Inc.	447,900	22,171,050
Ferro Corp.	81,900	2,000,817
Methanex Corp.	423,770	3,584,647
Sigma Aldrich Corp.	15,400	749,980
Syngenta AG sponsored ADR	182,900	2,107,008
The Scotts Co. Class A (a)	35,500	1,740,920
Valspar Corp.	310,800	13,731,144
		49,913,896
Construction Materials - 0.1%
Florida Rock Industries, Inc.	87,400	3,325,570
Lafarge North America, Inc.	26	854
Vulcan Materials Co.	87,900	3,296,250
		6,622,674
Containers & Packaging - 0.1%
Ball Corp.	74,939	3,836,127
Bemis Co., Inc.	32,000	1,588,160
Peak International Ltd. (a)	200,000	758,000
		6,182,287
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	287,000	5,612,956
Agnico-Eagle Mines Ltd.	305,300	4,530,083
Alcoa, Inc.	95,400	2,173,212
Anglo American PLC ADR	1,054,300	15,392,780
Anglogold Ltd. sponsored ADR	212,900	7,293,954
BHP Billiton PLC	316,879	1,693,452
Compania de Minas Buenaventura SA sponsored ADR	643,400	16,979,326
Echo Bay Mines Ltd. (a)	6,057,600	7,551,292
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,452,992	24,381,206
Glamis Gold Ltd. (a)	201,200	2,277,784
Gold Fields Ltd. New	2,516,072	35,199,467
Goldcorp, Inc.	3,956,160	50,474,190
Harmony Gold Mining Co. Ltd.	792,358	13,590,412
Impala Platinum Holdings Ltd.	105,500	6,708,768
Inco Ltd. (a)	91,200	1,936,180
Kinross Gold Corp. (a)	871,200	2,144,339
Kumba Resources Ltd.	1,657,635	6,295,551
Liquidmetal Technologies	322,300	3,313,244
Meridian Gold, Inc. (a)	674,500	11,900,165
Newcrest Mining Ltd.	745,700	3,012,837

	Shares	Value (Note 1)
Newmont Mining Corp. Holding Co.	3,033,001	$ 88,048,019
Newmont Mining Corp. Holding Co. unit	1,309,031	3,775,653
Nucor Corp.	4,600	189,980
Pechiney SA Series A	55,120	1,935,189
Rio Tinto PLC (Reg.)	2,837,200	56,673,524
SouthernEra Resources Ltd. (a)	236,100	986,566
TVX Gold, Inc. (a)	258,000	4,100,630
Xstrata PLC (a)	574,400	6,005,203
		384,175,962
Paper & Forest Products - 0.1%
Bowater, Inc.	21,500	901,925
Sappi Ltd.	746,991	9,979,636
		10,881,561
TOTAL MATERIALS		457,776,380
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	420	10,966
CenturyTel, Inc.	128,500	3,775,330
Swisscom AG sponsored ADR	170,500	4,860,955
		8,647,251
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	483,800	5,587,890
Triton PCS Holdings, Inc. Class A (a)	236,800	930,624
Vimpel Communications sponsored ADR (a)	133,000	4,257,330
Vodafone Group PLC sponsored ADR	874,600	15,847,752
		26,623,596
TOTAL TELECOMMUNICATION SERVICES		35,270,847
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	109,300	5,071,520
Southern Co.	79,540	2,258,141
		7,329,661
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	38,300	1,342,032
SCANA Corp.	29,200	904,032
		2,246,064
TOTAL UTILITIES		9,575,725
TOTAL COMMON STOCKS (Cost $6,158,727,575)		6,773,574,029
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	38,000	2,030,416
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	115,700	$ 7,621,738
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,569,049)	9,652,154
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 430,000	431,634
LSI Logic Corp.:
4% 2/15/05	3,940,000	3,491,825
4% 11/1/06	7,270,000	5,925,050
		9,848,509
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (c)	5,025,000	7,170,047
8.25% 1/31/06	3,440,000	4,908,450
		12,078,497
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	11,480,000	8,251,824
TOTAL CONVERTIBLE BONDS (Cost $25,642,950)		30,178,830
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.18% to 1.38% 1/30/03 to 2/27/03 (d)	3,250,000	3,246,589
U.S. Treasury Bonds 6.875% 8/15/25	8,800,000	11,130,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,688,902)		14,376,873
Floating Rate Loans - 0.1%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	$ 2,000,000	$ 1,930,000
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	3,381,525	3,111,003
Tranche C term loan 5.067% 12/31/08 (e)	3,381,525	3,111,003
		6,222,006
TOTAL FLOATING RATE LOANS (Cost $7,600,314)		8,152,006
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	723,801,350	723,801,350
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	86,511,332	86,511,332
TOTAL MONEY MARKET FUNDS (Cost $810,312,682)		810,312,682
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,024,541,472)	7,646,246,574
NET OTHER ASSETS - (0.9)%	(66,569,306)
NET ASSETS - 100%	$ 7,579,677,268
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
238 S&P 500 Index Contracts	March 2003	$ 52,294,550	$ (1,225,140)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,200,463 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,902,038.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,315,332,295 and $6,790,730,011, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $7,487,109, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $469,074 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows (unaudited):
United States of America	80.5%
United Kingdom	5.2
Canada	4.7
Bermuda	2.1
Japan	1.6
Ireland	1.5
South Africa	1.1
Switzerland	1.0
Others (individually less than 1%)	2.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,152,006 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $1,338,657,000 of which $675,098,000 and $663,559,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $82,403,118) (cost $7,024,541,472) - See accompanying schedule		$ 7,646,246,574
Cash		16,913
Foreign currency held at value (cost $14,673)		15,060
Receivable for investments sold		36,346,488
Receivable for fund shares sold		7,511,272
Dividends receivable		4,940,154
Interest receivable		1,746,908
Receivable for daily variation on futures contracts		61,199
Other receivables		352,607
Total assets		7,697,237,175

Liabilities
Payable for investments purchased	$ 19,174,875
Payable for fund shares redeemed	7,627,424
Accrued management fee	3,689,809
Distribution fees payable	187,088
Other payables and accrued expenses	369,379
Collateral on securities loaned, at value	86,511,332
Total liabilities		117,559,907

Net Assets		$ 7,579,677,268
Net Assets consist of:
Paid in capital		$ 8,294,431,991
Undistributed net investment income		34,847,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,370,107,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		620,505,284
Net Assets		$ 7,579,677,268

Initial Class: Net Asset Value, offering price and redemption price per share ($5,956,027,805 ÷ 329,079,302 shares)		$ 18.10

Service Class: Net Asset Value, offering price and redemption price per share ($1,183,683,146 ÷ 65,610,667 shares)		$ 18.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($439,156,696 ÷ 24,460,629 shares)		$ 17.95

Service Class 2R: Net Asset Value, offering price and redemption price per share ($809,621 ÷ 45,096 shares)		$ 17.95

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 75,317,392
Interest		15,897,343
Security lending		894,361
Total income		92,109,096

Expenses
Management fee	$ 47,191,802
Transfer agent fees	5,565,437
Distribution fees	2,033,478
Accounting and security lending fees	822,521
Non-interested trustees' compensation	26,507
Custodian fees and expenses	703,353
Audit	53,500
Legal	50,490
Miscellaneous	472,136
Total expenses before reductions	56,919,224
Expense reductions	(2,888,295)	54,030,929
Net investment income (loss)		38,078,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(629,371,715)
Foreign currency transactions	465,862
Futures contracts	(8,604,867)
Total net realized gain (loss)		(637,510,720)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,874,007)
Assets and liabilities in foreign currencies	10,295
Futures contracts	(1,225,140)
Total change in net unrealized appreciation (depreciation)		(207,088,852)
Net gain (loss)		(844,599,572)
Net increase (decrease) in net assets resulting from operations		$ (806,521,405)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,078,167	$ 65,026,266
Net realized gain (loss)	(637,510,720)	(610,968,922)
Change in net unrealized appreciation (depreciation)	(207,088,852)	(676,288,551)
Net increase (decrease) in net assets resulting from operations	(806,521,405)	(1,222,231,207)
Distributions to shareholders from net investment income	(65,347,191)	(69,399,586)
Distributions to shareholders from net realized gain	-	(248,845,348)
Total distributions	(65,347,191)	(318,244,934)
Share transactions - net increase (decrease)	46,140,066	102,246,420
Redemption fees	49	-
Total increase (decrease) in net assets	(825,728,481)	(1,438,229,721)
Net Assets
Beginning of period	8,405,405,749	9,843,635,470
End of period (including undistributed net investment income of $34,847,840 and undistributed net investment income of $62,524,412, respectively)	$ 7,579,677,268	$ 8,405,405,749
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
Shares Sold	56,833,322	17,332,750	16,787,773	45,893
Reinvested	2,820,242	432,111	91,835	-
Redeemed	(77,031,143)	(12,025,142)	(4,005,858)	(797)
Net increase (decrease)	(17,377,579)	5,739,719	12,873,750	45,096
Dollars Sold	$ 1,102,958,554	$ 329,197,923	$ 318,907,897	$ 843,220
Reinvested	55,135,751	8,426,160	1,785,280	-
Redeemed	(1,469,720,893)	(226,436,407)	(74,942,997)	(14,422)
Net increase (decrease)	$ (311,626,588)	$ 111,187,676	$ 245,750,180	$ 828,798
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	46,135,846	13,891,953	9,228,820
Reinvested	12,488,712	1,820,820	134,574
Redeemed	(70,827,054)	(8,440,108)	(1,242,618)
Net increase (decrease)	(12,202,496)	7,272,665	8,120,776
Dollars Sold	$ 938,388,669	$ 284,903,951	$ 185,001,257
Reinvested	275,251,203	40,039,821	2,953,910
Redeemed	(1,431,503,158)	(168,326,292)	(24,462,941)
Net increase (decrease)	$ (217,863,286)	$ 156,617,480	$ 163,492,226
Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2	Service Class 2R A
From net investment income	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
From net realized gain	-	-	-	-
Total	$ 55,135,751	$ 8,426,160	$ 1,785,280	$ -
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 60,769,746	$ 8,007,964	$ 621,876
From net realized gain	214,481,457	32,031,857	2,332,034
Total	$ 275,251,203	$ 40,039,821	$ 2,953,910

A For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Income from Investment Operations
Net investment income (loss)C	.10	.16	.17	.12	.13
Net realized and unrealized gain (loss)	(1.97)	(3.01)	(1.84)	5.59	5.54
Total from investment operations	(1.87)	(2.85)	(1.67)	5.71	5.67
Distributions from net investment income	(.16)	(.17)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.16)	(.77)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.10	$ 20.13	$ 23.75	$ 29.15	$ 24.44
Total ReturnA,B	(9.35)%	(12.28)%	(6.58)%	24.25%	29.98%
Ratios to Average Net AssetsD
Expenses before expense reductions	.68%	.68%	.66%	.67%	.70%
Expenses net of voluntary waivers, if any	.68%	.68%	.66%	.67%	.70%
Expenses net of all reductions	.64%	.64%	.63%	.65%	.66%
Net investment income (loss)	.50%	.77%	.69%	.48%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,956,028	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Income from Investment Operations
Net investment income (loss)C	.08	.14	.15	.10	.11
Net realized and unrealized gain (loss)	(1.96)	(3.00)	(1.85)	5.58	5.55
Total from investment operations	(1.88)	(2.86)	(1.70)	5.68	5.66
Distributions from net investment income	(.14)	(.15)	(.11)	(.12)	(.14)
Distributions from net realized gain	-	(.60)	(3.62)	(.88)	(1.03)
Total distributions	(.14)	(.75)	(3.73)	(1.00)	(1.17)
Redemption fees added to paid in capital C	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 20.06	$ 23.67	$ 29.10	$ 24.42
Total ReturnA,B	(9.42)%	(12.36)%	(6.71)%	24.15%	29.94%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.78%	.76%	.78%	.80%
Expenses net of voluntary waivers, if any	.78%	.78%	.76%	.78%	.80%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.39%	.67%	.59%	.37%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,183,683	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553
Portfolio turnover rate	84%	140%	177%	172%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income (loss)E	.05	.10	.10
Net realized and unrealized gain (loss)	(1.96)	(2.98)	(.93)
Total from investment operations	(1.91)	(2.88)	(.83)
Distributions from net investment income	(.14)	(.16)	(.11)
Distributions from net realized gain	-	(.60)	(3.62)
Total distributions	(.14)	(.76)	(3.73)
Redemption fees added to paid in capital E	-	-	-
Net asset value, end of period	$ 17.95	$ 20.00	$ 23.64
Total ReturnB,C,D	(9.60)%	(12.47)%	(3.86)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.93%	.94%	.92%A
Expenses net of voluntary waivers, if any	.93%	.94%	.92%A
Expenses net of all reductions	.90%	.90%	.90%A
Net investment income (loss)	.24%	.52%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,157	$ 231,686	$ 81,950
Portfolio turnover rate	84%	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Year ended December 31,	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.49
Income from Investment Operations
Net investment income (loss)E	.03
Net realized and unrealized gain (loss)	(2.57)
Total from investment operations	(2.54)
Redemption fees added to paid in capitalE	-
Net asset value, end of period	$ 17.95
Total ReturnB,C,D	(12.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A
Expenses net of voluntary waivers, if any	.96%A
Expenses net of all reductions	.92%A
Net investment income (loss)	.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 810
Portfolio turnover rate	84%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period April 24, 2002 (commencement of sale of shares) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Contrafund® Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 929,551,579	|
Unrealized depreciation	(338,906,917)
Net unrealized appreciation (depreciation)	590,644,662
Undistributed ordinary income	32,915,426
Capital loss carryforward	(1,338,656,963)
Cost for federal income tax purposes	$ 7,055,601,912

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 65,347,191	$ 69,399,586
Long-Term Capital Gains	-	248,845,348
Total	$ 65,347,191	$ 318,244,934

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Contrafund Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 1,195,441	|
Service Class 2	837,608
Service Class 2R	429
	$ 2,033,478

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 4,483,109	|
Service Class	828,456
Service Class 2	253,716
Service Class 2R	156
	$ 5,565,437

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,124,803 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,884,324 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,971.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 16% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies were the owners of record of 30% of the total outstanding shares of the fund.

Contrafund Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of VIP Contrafund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (42)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Contrafund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Contrafund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Contrafund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Contrafund Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	88%
Service Class	100%
Service Class 2	100%

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0203 337828
1.540131.105

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Initial Class	-22.25%	-0.84%	9.04%
S&P 500 ®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Service Class	-22.32%	-0.89%	9.02%
S&P 500®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Index 500 - Service Class 2	-22.45%	-0.99%	8.96%
S&P 500®	-22.10%	-0.59%	9.34%
Variable Annuity S&P 500 Index Objective Funds Average	-22.43%	-0.86%	9.01%
Variable Annuity S&P 500 Index Classification Funds Average	-22.43%	-0.86%	9.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jacques Perold became Portfolio Manager of Index 500 Portfolio on January 13, 2003.

Q. How did the fund perform, Jacques?

A. For the 12-month period that ended December 31, 2002, the fund's performance closely tracked that of its benchmark, the Standard & Poor's 500 Index, which lost 22.10%. The fund's results also were in line with its Lipper Inc. peer group, the variable annuity S&P 500 index objective funds average which fell 22.43% during the same time frame.

Q. How would you describe the stock market environment in 2002?

A. When the year began, analysts noted that the stock market, which lost ground in 2000 and 2001, hadn't fallen in three straight years since 1939-1941. Yet a third straight decline for the market is exactly what happened in 2002. The decline was surprisingly broad-based, with so-called blue chips such as Intel and Home Depot losing more than half their value during 2002. In fact, a number of formerly successful stocks - including Palm, Sapient and WorldCom - were dropped from the S&P 500 index because of their shrinking market value. Stocks fell for a variety of reasons. The economy, though no longer in recession, continued to struggle despite historically low interest rates and still-robust consumer spending. Questionable accounting practices of numerous companies came to light, with WorldCom being the most notable example. WorldCom drove itself into bankruptcy, a status it shared with companies such as Kmart, US Airways, United Airlines and others struggling to survive in the difficult economic environment. Finally, world events helped depress stock prices, as investors grew increasingly concerned about the potential for war in Iraq. Despite these negative influences, the fourth quarter was a significant bright spot for the market, which rose 8% between October and December.

Q. Which stocks most helped index returns?

A. In an environment where the broader market moved sharply lower, few stocks in the S&P 500 enjoyed positive results. Many of those that did were in the banking sector. For example, the index was boosted by Bank of America, Wells Fargo and Wachovia. Companies such as these, with substantial consumer banking operations, benefited from continued low interest rates, which encouraged homeowners to refinance existing mortgages. In the pharmaceutical industry, Pharmacia was another positive performer. The market responded very favorably when the company announced its pending acquisition by competitor Pfizer. Household products maker Procter & Gamble also contributed to fund results, thanks to its steady earnings despite the uncertain investing environment. Two other stocks - Boston Scientific and Newmont Mining - substantially helped results during 2002, despite representing just a very small portion of the index. Boston Scientific, which makes medical supplies for minimally invasive surgeries, benefited greatly from receiving regulatory approval for a popular coronary stent system. Newmont Mining, the world's largest gold mining company, performed well as investors prized gold as a potential hedge against market declines.

Q. Can you give examples of stocks that dragged down performance?

A. Pfizer, a leading pharmaceutical company, had a negative impact on overall results. Pfizer's stock price, ironically, was hurt when the company announced its intended acquisition of Pharmacia, the same company I cited earlier as benefiting from the merger announcement. Investors believed that Pharmacia was getting the better half of the deal. A number of leading technology companies - including Intel, Microsoft and IBM - all declined, as investor sentiment about tech stocks remained bleak for the majority of the year. AOL Time Warner also was a big disappointment. Besides being hard hit by the continued slowdown in advertising spending, the company also faced nagging questions about its financial statements. Tyco International was another poor performer; it suffered first from accounting questions, then from a corporate governance scandal involving its former CEO. The biggest detractor from fund performance, however, was General Electric. As with many other conglomerates in 2002, investors developed concerns about the complexity of the company's accounting statements and whether that complexity could be used to mask financial troubles.

Q. What's your outlook, Jacques?

A. Many of the same analysts who stressed that the market hadn't fallen in three straight years since 1941 are now pointing out that it's been 71 years since the market last declined in four consecutive years. But as recent events prove, it's impossible to predict what will happen in the market - especially over the short term. Whether stocks will recover next week, next month or next year, I can't say. But I'm comforted by the market's long-term track record, which, despite many stops and starts, has been steadily upward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2002, more than
$2.5 billion

Manager: Jacques Perold, since January 2003; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2002
% of fund's net assets
Microsoft Corp.	3.4
General Electric Co.	2.9
Exxon Mobil Corp.	2.9
Wal-Mart Stores, Inc.	2.7
Pfizer, Inc.	2.3
Citigroup, Inc.	2.2
Johnson & Johnson	2.0
American International Group, Inc.	1.8
International Business Machines Corp.	1.6
Merck & Co., Inc.	1.6
23.4
Market Sectors as of December 31, 2002
% of fund's net assets
Financials	20.4
Health Care	14.8
Information Technology	14.2
Consumer Discretionary	13.3
Industrials	11.5
Consumer Staples	9.4
Energy	6.0
Telecommunication Services	4.2
Materials	2.8
Utilities	2.8

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	22,593	$ 346,577
Dana Corp.	45,608	536,350
Delphi Corp.	172,509	1,388,697
Goodyear Tire & Rubber Co.	55,641	378,915
Johnson Controls, Inc.	27,397	2,196,417
Visteon Corp.	40,161	279,521
		5,126,477
Automobiles - 0.6%
Ford Motor Co.	564,748	5,252,156
General Motors Corp.	176,409	6,502,436
Harley-Davidson, Inc.	93,769	4,332,128
		16,086,720
Distributors - 0.1%
Genuine Parts Co.	53,878	1,659,442
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	182,540	4,554,373
Darden Restaurants, Inc.	53,226	1,088,472
Harrah's Entertainment, Inc. (a)	34,317	1,358,953
Hilton Hotels Corp.	115,599	1,469,263
International Game Technology (a)	26,895	2,041,868
Marriott International, Inc. Class A	74,646	2,453,614
McDonald's Corp.	395,825	6,364,866
Starbucks Corp. (a)	120,562	2,457,054
Starwood Hotels & Resorts Worldwide, Inc. unit	61,285	1,454,906
Wendy's International, Inc.	35,993	974,331
Yum! Brands, Inc. (a)	92,252	2,234,343
		26,452,043
Household Durables - 0.5%
American Greetings Corp. Class A	20,229	319,618
Black & Decker Corp.	24,759	1,061,914
Centex Corp.	19,246	966,149
Fortune Brands, Inc.	46,255	2,151,320
KB Home	15,598	668,374
Leggett & Platt, Inc.	60,784	1,363,993
Maytag Corp.	24,065	685,853
Newell Rubbermaid, Inc.	82,282	2,495,613
Pulte Homes, Inc.	19,132	915,849
Snap-On, Inc.	17,943	504,378
The Stanley Works	26,253	907,829
Tupperware Corp.	18,052	272,224
Whirlpool Corp.	21,126	1,103,200
		13,416,314
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	95,300	6,463,246
Leisure Equipment & Products - 0.3%
Brunswick Corp.	27,760	551,314
Eastman Kodak Co.	90,435	3,168,842

	Shares	Value (Note 1)
Hasbro, Inc.	53,474	$ 617,625
Mattel, Inc.	135,412	2,593,140
		6,930,921
Media - 4.0%
AOL Time Warner, Inc. (a)	1,376,239	18,028,731
Clear Channel Communications, Inc. (a)	188,945	7,045,759
Comcast Corp. Class A (a)	712,522	16,794,144
Dow Jones & Co., Inc.	26,007	1,124,283
Gannett Co., Inc.	83,991	6,030,554
Interpublic Group of Companies, Inc.	119,686	1,685,179
Knight-Ridder, Inc.	25,763	1,629,510
McGraw-Hill Companies, Inc.	60,136	3,634,620
Meredith Corp.	15,254	627,092
Omnicom Group, Inc.	58,479	3,777,743
The New York Times Co. Class A	46,934	2,146,292
TMP Worldwide, Inc. (a)	35,360	399,922
Tribune Co.	93,621	4,256,011
Univision Communications, Inc. Class A (a)	68,676	1,682,562
Viacom, Inc. Class B (non-vtg.) (a)	547,870	22,331,181
Walt Disney Co.	642,617	10,481,083
		101,674,666
Multiline Retail - 3.9%
Big Lots, Inc. (a)	35,910	475,089
Costco Wholesale Corp. (a)	140,485	3,942,009
Dillard's, Inc. Class A	25,862	410,171
Dollar General Corp.	102,633	1,226,464
Family Dollar Stores, Inc.	53,213	1,660,778
Federated Department Stores, Inc. (a)	61,836	1,778,403
JCPenney Co., Inc.	82,061	1,888,224
Kohl's Corp. (a)	104,156	5,827,528
Nordstrom, Inc.	43,881	832,423
Sears, Roebuck & Co.	104,927	2,513,002
Target Corp.	280,894	8,426,820
The May Department Stores Co.	88,517	2,034,121
Wal-Mart Stores, Inc.	1,369,750	69,186,073
		100,201,105
Specialty Retail - 2.1%
AutoZone, Inc. (a)	32,458	2,293,158
Bed Bath & Beyond, Inc. (a)	90,086	3,110,670
Best Buy Co., Inc. (a)	99,102	2,393,313
Circuit City Stores, Inc. - Circuit City Group	64,891	481,491
Gap, Inc.	273,339	4,242,221
Home Depot, Inc.	732,766	17,557,073
Limited Brands, Inc.	152,713	2,127,292
Lowe's Companies, Inc.	241,102	9,041,325
Office Depot, Inc. (a)	95,333	1,407,115
RadioShack Corp.	52,864	990,671
Sherwin-Williams Co.	47,012	1,328,089
Staples, Inc. (a)	144,152	2,637,982
Tiffany & Co., Inc.	44,872	1,072,890
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	169,036	$ 3,299,583
Toys 'R' Us, Inc. (a)	64,841	648,410
		52,631,283
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	39,767	1,409,342
Liz Claiborne, Inc.	33,000	978,450
NIKE, Inc. Class B	82,612	3,673,756
Reebok International Ltd. (a)	18,625	547,575
VF Corp.	33,821	1,219,247
		7,828,370
TOTAL CONSUMER DISCRETIONARY		338,470,587
CONSUMER STAPLES - 9.4%
Beverages - 3.0%
Adolph Coors Co. Class B	11,343	694,759
Anheuser-Busch Companies, Inc.	269,060	13,022,504
Brown-Forman Corp. Class B (non-vtg.)	21,203	1,385,828
Coca-Cola Enterprises, Inc.	139,243	3,024,358
Pepsi Bottling Group, Inc.	88,520	2,274,964
PepsiCo, Inc.	535,910	22,626,120
The Coca-Cola Co.	770,344	33,756,474
		76,785,007
Food & Drug Retailing - 1.2%
Albertson's, Inc.	124,999	2,782,478
CVS Corp.	121,152	3,025,165
Kroger Co. (a)	242,199	3,741,975
Safeway, Inc. (a)	143,263	3,346,624
SUPERVALU, Inc.	41,644	687,542
Sysco Corp.	205,910	6,134,059
Walgreen Co.	317,331	9,262,892
Winn-Dixie Stores, Inc.	43,205	660,172
		29,640,907
Food Products - 1.4%
Archer-Daniels-Midland Co.	202,352	2,509,165
Campbell Soup Co.	127,361	2,989,163
ConAgra Foods, Inc.	166,780	4,171,168
Del Monte Foods Co. (a)	363	2,795
General Mills, Inc.	114,208	5,362,066
H.J. Heinz Co.	109,006	3,583,027
Hershey Foods Corp.	42,417	2,860,602
Kellogg Co.	127,277	4,361,783
Sara Lee Corp.	243,508	5,481,365
Wm. Wrigley Jr. Co.	69,952	3,838,966
		35,160,100
Household Products - 2.1%
Clorox Co.	70,962	2,927,183
Colgate-Palmolive Co.	167,449	8,779,351

	Shares	Value (Note 1)
Kimberly-Clark Corp.	159,393	$ 7,566,386
Procter & Gamble Co.	402,736	34,611,132
		53,884,052
Personal Products - 0.6%
Alberto-Culver Co. Class B	17,940	904,176
Avon Products, Inc.	72,617	3,911,878
Gillette Co.	335,008	10,170,843
		14,986,897
Tobacco - 1.1%
Philip Morris Companies, Inc.	641,925	26,017,220
RJ Reynolds Tobacco Holdings, Inc.	28,700	1,208,557
UST, Inc.	54,474	1,821,066
		29,046,843
TOTAL CONSUMER STAPLES		239,503,806
ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	104,054	3,349,498
BJ Services Co. (a)	48,600	1,570,266
Halliburton Co.	134,877	2,523,549
Nabors Industries Ltd. (a)	44,717	1,577,169
Noble Corp. (a)	41,560	1,460,834
Rowan Companies, Inc.	29,301	665,133
Schlumberger Ltd. (NY Shares)	181,190	7,626,287
Transocean, Inc.	98,670	2,289,144
		21,061,880
Oil & Gas - 5.2%
Amerada Hess Corp.	28,054	1,544,373
Anadarko Petroleum Corp.	77,603	3,717,184
Apache Corp.	45,048	2,567,286
Ashland, Inc.	21,775	621,241
Burlington Resources, Inc.	62,958	2,685,159
ChevronTexaco Corp.	331,918	22,065,909
ConocoPhillips	210,385	10,180,530
Devon Energy Corp.	49,010	2,249,559
EOG Resources, Inc.	36,601	1,461,112
Exxon Mobil Corp.	2,088,070	72,957,166
Kerr-McGee Corp.	31,610	1,400,323
Marathon Oil Corp.	97,768	2,081,481
Occidental Petroleum Corp.	117,605	3,345,862
Sunoco, Inc.	24,783	822,300
Unocal Corp.	80,742	2,469,090
		130,168,575
TOTAL ENERGY		151,230,455
FINANCIALS - 20.4%
Banks - 7.4%
AmSouth Bancorp.	110,646	2,124,403
Bank of America Corp.	464,598	32,322,083
Bank of New York Co., Inc.	223,432	5,353,431
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	370,123	$ 13,527,996
BB&T Corp.	146,953	5,435,791
Charter One Financial, Inc.	70,844	2,035,348
Comerica, Inc.	53,913	2,331,198
Fifth Third Bancorp	184,144	10,781,631
First Tennessee National Corp.	39,200	1,408,848
FleetBoston Financial Corp.	322,298	7,831,841
Golden West Financial Corp., Delaware	48,353	3,472,229
Huntington Bancshares, Inc.	74,503	1,393,951
KeyCorp	131,446	3,304,552
Marshall & Ilsley Corp.	65,000	1,779,700
Mellon Financial Corp.	134,026	3,499,419
National City Corp.	187,995	5,136,023
North Fork Bancorp, Inc. New York	50,500	1,703,870
Northern Trust Corp.	68,397	2,397,315
PNC Financial Services Group, Inc.	87,423	3,663,024
Regions Financial Corp.	68,264	2,277,287
SouthTrust Corp.	106,968	2,658,155
SunTrust Banks, Inc.	87,733	4,993,762
Synovus Financial Corp.	91,565	1,776,361
U.S. Bancorp, Delaware	599,419	12,719,671
Union Planters Corp.	61,841	1,740,206
Wachovia Corp.	422,210	15,385,332
Washington Mutual, Inc.	300,905	10,390,250
Wells Fargo & Co.	524,610	24,588,471
Zions Bancorp	28,400	1,117,512
		187,149,660
Diversified Financials - 7.8%
American Express Co.	412,113	14,568,195
Bear Stearns Companies, Inc.	30,759	1,827,085
Capital One Financial Corp.	68,450	2,034,334
Charles Schwab Corp.	424,254	4,603,156
Citigroup, Inc.	1,593,848	56,087,511
Countrywide Credit Industries, Inc.	38,770	2,002,471
Fannie Mae	310,231	19,957,160
Franklin Resources, Inc.	80,888	2,756,663
Freddie Mac	215,702	12,737,203
Goldman Sachs Group, Inc.	149,500	10,180,950
Household International, Inc.	146,988	4,087,736
J.P. Morgan Chase & Co.	624,679	14,992,296
Lehman Brothers Holdings, Inc.	75,736	4,035,971
MBNA Corp.	396,030	7,532,491
Merrill Lynch & Co., Inc.	268,758	10,199,366
Moody's Corp.	48,449	2,000,459
Morgan Stanley	343,222	13,701,422
Principal Financial Group, Inc.	106,500	3,208,845
Providian Financial Corp. (a)	89,326	579,726
SLM Corp.	47,894	4,974,271
State Street Corp.	99,834	3,893,526

	Shares	Value (Note 1)
Stilwell Financial, Inc.	69,519	$ 908,613
T. Rowe Price Group, Inc.	38,280	1,044,278
		197,913,728
Insurance - 4.8%
ACE Ltd.	81,200	2,382,408
AFLAC, Inc.	158,874	4,785,285
Allstate Corp.	218,290	8,074,547
AMBAC Financial Group, Inc.	32,887	1,849,565
American International Group, Inc.	809,736	46,843,228
Aon Corp.	94,048	1,776,567
Cincinnati Financial Corp.	50,269	1,887,601
Hartford Financial Services Group, Inc.	76,553	3,477,803
Jefferson-Pilot Corp.	45,888	1,748,792
John Hancock Financial Services, Inc.	90,367	2,521,239
Lincoln National Corp.	56,564	1,786,291
Loews Corp.	57,645	2,562,897
Marsh & McLennan Companies, Inc.	166,066	7,673,910
MBIA, Inc.	45,616	2,000,718
MetLife, Inc.	215,528	5,827,877
MGIC Investment Corp.	32,067	1,324,367
Progressive Corp.	67,180	3,334,143
Prudential Financial, Inc.	178,200	5,656,068
SAFECO Corp.	41,776	1,448,374
St. Paul Companies, Inc.	69,490	2,366,135
The Chubb Corp.	53,069	2,770,202
Torchmark Corp.	36,633	1,338,203
Travelers Property Casualty Corp. Class B (a)	308,667	4,521,972
UnumProvident Corp.	74,152	1,300,626
XL Capital Ltd. Class A	42,000	3,244,500
		122,503,318
Real Estate - 0.4%
Equity Office Properties Trust	137,700	3,439,746
Equity Residential (SBI)	87,800	2,158,124
Plum Creek Timber Co., Inc.	57,700	1,361,720
Simon Property Group, Inc.	49,600	1,689,872
		8,649,462
TOTAL FINANCIALS		516,216,168
HEALTH CARE - 14.8%
Biotechnology - 1.1%
Amgen, Inc. (a)	399,380	19,306,029
Biogen, Inc. (a)	45,973	1,841,678
Chiron Corp. (a)	61,819	2,324,394
Genzyme Corp. - General Division (a)	66,300	1,960,491
MedImmune, Inc. (a)	77,484	2,105,240
		27,537,832
Health Care Equipment & Supplies - 1.8%
Applera Corp. - Applied Biosystems Group	65,704	1,152,448
Bausch & Lomb, Inc.	17,027	612,972
Baxter International, Inc.	192,556	5,391,568
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Becton, Dickinson & Co.	80,060	$ 2,457,041
Biomet, Inc.	82,088	2,352,642
Boston Scientific Corp. (a)	126,469	5,377,462
C.R. Bard, Inc.	16,172	937,976
Guidant Corp. (a)	95,270	2,939,080
Medtronic, Inc.	376,778	17,181,077
St. Jude Medical, Inc. (a)	55,244	2,194,292
Stryker Corp.	61,505	4,128,216
Zimmer Holdings, Inc. (a)	60,757	2,522,631
		47,247,405
Health Care Providers & Services - 1.8%
Aetna, Inc.	50,565	2,079,233
AmerisourceBergen Corp.	32,831	1,783,052
Anthem, Inc. (a)	43,660	2,746,214
Cardinal Health, Inc.	139,524	8,258,426
CIGNA Corp.	49,532	2,036,756
HCA, Inc.	160,433	6,657,970
Health Management Associates, Inc. Class A	74,400	1,331,760
HealthSouth Corp. (a)	127,827	536,873
Humana, Inc. (a)	54,155	541,550
IMS Health, Inc.	88,674	1,418,784
Manor Care, Inc. (a)	31,519	586,569
McKesson Corp.	89,919	2,430,511
Quest Diagnostics, Inc. (a)	29,030	1,651,807
Quintiles Transnational Corp. (a)	37,279	451,076
Tenet Healthcare Corp. (a)	150,783	2,472,841
UnitedHealth Group, Inc.	93,915	7,841,903
Wellpoint Health Networks, Inc. (a)	44,970	3,200,065
		46,025,390
Pharmaceuticals - 10.1%
Abbott Laboratories	483,898	19,355,920
Allergan, Inc.	40,084	2,309,640
Bristol-Myers Squibb Co.	599,572	13,880,092
Eli Lilly & Co.	348,047	22,100,985
Forest Laboratories, Inc. (a)	55,411	5,442,468
Johnson & Johnson	922,954	49,571,859
King Pharmaceuticals, Inc. (a)	75,079	1,290,608
Merck & Co., Inc.	697,373	39,478,286
Pfizer, Inc.	1,930,176	59,005,480
Pharmacia Corp.	391,811	16,377,700
Schering-Plough Corp.	461,207	10,238,795
Watson Pharmaceuticals, Inc. (a)	33,714	953,095
Wyeth	410,208	15,341,779
		255,346,707
TOTAL HEALTH CARE		376,157,334

	Shares	Value (Note 1)
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.9%
Boeing Co.	259,936	$ 8,575,289
General Dynamics Corp.	62,472	4,958,403
Goodrich Corp.	34,718	636,034
Honeywell International, Inc.	253,548	6,085,152
Lockheed Martin Corp.	140,835	8,133,221
Northrop Grumman Corp.	56,118	5,443,446
Raytheon Co.	124,432	3,826,284
Rockwell Collins, Inc.	56,648	1,317,632
United Technologies Corp.	147,662	9,146,184
		48,121,645
Air Freight & Logistics - 1.1%
FedEx Corp.	92,574	5,019,362
Ryder System, Inc.	20,734	465,271
United Parcel Service, Inc. Class B	346,700	21,869,836
		27,354,469
Airlines - 0.2%
AMR Corp. (a)	47,999	316,793
Delta Air Lines, Inc.	38,094	460,937
Southwest Airlines Co.	239,473	3,328,675
		4,106,405
Building Products - 0.2%
American Standard Companies, Inc. (a)	22,100	1,572,194
Masco Corp.	154,203	3,245,973
		4,818,167
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	59,699	596,990
Apollo Group, Inc. Class A (a)	54,700	2,406,800
Automatic Data Processing, Inc.	185,828	7,293,749
Avery Dennison Corp.	34,227	2,090,585
Cendant Corp. (a)	321,617	3,370,546
Cintas Corp.	53,365	2,441,449
Concord EFS, Inc. (a)	158,570	2,495,892
Convergys Corp. (a)	54,339	823,236
Deluxe Corp.	19,272	811,351
Equifax, Inc.	44,975	1,040,722
First Data Corp.	235,200	8,328,432
Fiserv, Inc. (a)	59,896	2,033,469
H&R Block, Inc.	55,846	2,245,009
Paychex, Inc.	116,955	3,263,045
Pitney Bowes, Inc.	74,328	2,427,552
R.R. Donnelley & Sons Co.	34,909	759,969
Robert Half International, Inc. (a)	56,076	903,384
Sabre Holdings Corp. Class A (a)	43,434	786,590
Waste Management, Inc.	200,259	4,589,936
		48,708,706
Construction & Engineering - 0.0%
Fluor Corp.	25,416	711,648
McDermott International, Inc. (a)	19,847	86,930
		798,578
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	60,531	$ 917,045
Cooper Industries Ltd. Class A	28,851	1,051,619
Emerson Electric Co.	130,627	6,642,383
Power-One, Inc. (a)	24,539	139,136
Rockwell Automation, Inc.	57,448	1,189,748
Thomas & Betts Corp. (a)	17,997	304,149
		10,244,080
Industrial Conglomerates - 4.0%
3M Co.	120,975	14,916,218
General Electric Co.	3,087,118	75,171,323
Textron, Inc.	42,688	1,835,157
Tyco International Ltd.	617,930	10,554,244
		102,476,942
Machinery - 1.2%
Caterpillar, Inc.	106,679	4,877,364
Crane Co.	18,326	365,237
Cummins, Inc.	12,720	357,814
Danaher Corp.	49,300	3,239,010
Deere & Co.	73,858	3,386,389
Dover Corp.	62,545	1,823,812
Eaton Corp.	21,775	1,700,845
Illinois Tool Works, Inc.	94,773	6,146,977
Ingersoll-Rand Co. Ltd. Class A	51,987	2,238,560
ITT Industries, Inc.	28,317	1,718,559
Navistar International Corp. (a)	18,602	452,215
PACCAR, Inc.	35,747	1,649,009
Pall Corp.	37,676	628,436
Parker Hannifin Corp.	36,204	1,670,091
		30,254,318
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	118,510	3,082,445
CSX Corp.	66,507	1,882,813
Norfolk Southern Corp.	121,165	2,422,088
Union Pacific Corp.	78,649	4,708,716
		12,096,062
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	28,613	1,475,000
TOTAL INDUSTRIALS		290,454,372
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 2.0%
ADC Telecommunications, Inc. (a)	251,317	525,253
Andrew Corp. (a)	29,420	302,438
Avaya, Inc. (a)	82,982	203,306
CIENA Corp. (a)	154,200	792,588
Cisco Systems, Inc. (a)	2,242,018	29,370,436
Comverse Technology, Inc. (a)	57,432	575,469
Corning, Inc. (a)	292,259	967,377
JDS Uniphase Corp. (a)	418,061	1,032,611

	Shares	Value (Note 1)
Lucent Technologies, Inc. (a)	1,054,097	$ 1,328,162
Motorola, Inc.	723,924	6,261,943
QUALCOMM, Inc. (a)	240,913	8,766,824
Scientific-Atlanta, Inc.	48,076	570,181
Tellabs, Inc. (a)	126,351	918,572
		51,615,160
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	112,216	1,608,055
Dell Computer Corp. (a)	805,958	21,551,317
EMC Corp. (a)	685,733	4,210,401
Gateway, Inc. (a)	100,460	315,444
Hewlett-Packard Co.	952,365	16,533,056
International Business Machines Corp.	524,058	40,614,495
Lexmark International, Inc. Class A (a)	39,362	2,381,401
NCR Corp. (a)	30,552	725,304
Network Appliance, Inc. (a)	105,414	1,054,140
Sun Microsystems, Inc. (a)	1,000,933	3,112,902
		92,106,515
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	143,384	2,575,177
Jabil Circuit, Inc. (a)	60,729	1,088,264
Millipore Corp.	14,935	507,790
Molex, Inc.	59,950	1,381,248
PerkinElmer, Inc.	38,400	316,800
Sanmina-SCI Corp. (a)	161,099	723,335
Solectron Corp. (a)	253,022	898,228
Symbol Technologies, Inc.	72,590	596,690
Tektronix, Inc. (a)	27,419	498,752
Thermo Electron Corp. (a)	52,207	1,050,405
Waters Corp. (a)	41,100	895,158
		10,531,847
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	186,792	3,054,049
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	53,569	1,845,452
Electronic Data Systems Corp.	149,562	2,756,428
SunGard Data Systems, Inc. (a)	88,100	2,075,636
Unisys Corp. (a)	100,434	994,297
		7,671,813
Office Electronics - 0.1%
Xerox Corp. (a)	228,163	1,836,712
Semiconductor Equipment & Products - 2.8%
Advanced Micro Devices, Inc. (a)	105,091	678,888
Agere Systems, Inc. Class A (a)	1	1
Altera Corp. (a)	117,267	1,445,902
Analog Devices, Inc. (a)	112,527	2,686,019
Applied Materials, Inc. (a)	508,750	6,629,013
Applied Micro Circuits Corp. (a)	92,488	341,281
Broadcom Corp. Class A (a)	83,440	1,256,606
Intel Corp.	2,066,897	32,181,586
KLA-Tencor Corp. (a)	61,856	2,187,847
Linear Technology Corp.	102,838	2,644,993
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. (a)	114,170	$ 658,761
Maxim Integrated Products, Inc.	99,507	3,287,711
Micron Technology, Inc. (a)	185,370	1,805,504
National Semiconductor Corp. (a)	55,502	833,085
Novellus Systems, Inc. (a)	44,587	1,252,003
NVIDIA Corp. (a)	46,500	535,215
PMC-Sierra, Inc. (a)	51,324	285,361
QLogic Corp. (a)	28,654	988,850
Teradyne, Inc. (a)	56,164	730,694
Texas Instruments, Inc.	536,530	8,053,315
Xilinx, Inc. (a)	103,652	2,135,231
		70,617,866
Software - 4.9%
Adobe Systems, Inc.	74,134	1,838,597
Autodesk, Inc.	35,838	512,483
BMC Software, Inc. (a)	74,754	1,279,041
Citrix Systems, Inc. (a)	55,018	677,822
Computer Associates International, Inc.	178,302	2,407,077
Compuware Corp. (a)	118,130	567,024
Electronic Arts, Inc. (a)	45,100	2,244,627
Intuit, Inc. (a)	65,145	3,056,603
Mercury Interactive Corp. (a)	26,302	779,854
Microsoft Corp. (a)	1,659,035	85,772,092
Novell, Inc. (a)	105,647	352,861
Oracle Corp. (a)	1,688,149	18,232,009
Parametric Technology Corp. (a)	84,820	213,746
PeopleSoft, Inc. (a)	96,562	1,767,085
Rational Software Corp. (a)	61,000	633,790
Siebel Systems, Inc. (a)	148,157	1,108,214
VERITAS Software Corp. (a)	126,723	1,979,413
		123,422,338
TOTAL INFORMATION TECHNOLOGY		360,856,300
MATERIALS - 2.8%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	70,769	3,025,375
Dow Chemical Co.	282,937	8,403,229
E.I. du Pont de Nemours & Co.	309,540	13,124,496
Eastman Chemical Co.	24,213	890,312
Ecolab, Inc.	40,384	1,999,008
Engelhard Corp.	40,623	907,924
Great Lakes Chemical Corp.	15,978	381,555
Hercules, Inc. (a)	34,938	307,454
International Flavors & Fragrances, Inc.	29,283	1,027,833
Monsanto Co.	81,606	1,570,916
PPG Industries, Inc.	52,718	2,643,808
Praxair, Inc.	50,290	2,905,253

	Shares	Value (Note 1)
Rohm & Haas Co.	68,882	$ 2,237,287
Sigma Aldrich Corp.	22,974	1,118,834
		40,543,284
Construction Materials - 0.0%
Vulcan Materials Co.	31,589	1,184,588
Containers & Packaging - 0.2%
Ball Corp.	17,922	917,427
Bemis Co., Inc.	16,554	821,575
Pactiv Corp. (a)	49,553	1,083,229
Sealed Air Corp.	26,365	983,415
Temple-Inland, Inc.	16,749	750,523
		4,556,169
Metals & Mining - 0.5%
Alcoa, Inc.	262,286	5,974,875
Allegheny Technologies, Inc.	25,837	160,965
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	46,349	777,736
Newmont Mining Corp. Holding Co.	124,126	3,603,378
Nucor Corp.	24,385	1,007,101
Phelps Dodge Corp. (a)	26,759	846,922
United States Steel Corp.	29,649	388,995
Worthington Industries, Inc.	27,091	412,867
		13,172,839
Paper & Forest Products - 0.5%
Boise Cascade Corp.	18,325	462,157
Georgia-Pacific Corp.	71,818	1,160,579
International Paper Co.	149,714	5,235,499
Louisiana-Pacific Corp. (a)	33,264	268,108
MeadWestvaco Corp.	62,331	1,540,199
Weyerhaeuser Co.	68,062	3,349,331
		12,015,873
TOTAL MATERIALS		71,472,753
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.8%
ALLTEL Corp.	96,861	4,939,911
AT&T Corp.	235,926	6,160,028
BellSouth Corp.	577,690	14,944,840
CenturyTel, Inc.	45,463	1,335,703
Citizens Communications Co.	89,018	939,140
Qwest Communications International, Inc. (a)	536,829	2,684,145
SBC Communications, Inc.	1,028,670	27,887,244
Sprint Corp. - FON Group	279,241	4,043,410
Verizon Communications, Inc.	847,119	32,825,861
		95,760,282
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	842,500	4,760,125
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	298,876	$ 3,452,018
Sprint Corp. - PCS Group Series 1 (a)	312,296	1,367,856
		9,579,999
TOTAL TELECOMMUNICATION SERVICES		105,340,281
UTILITIES - 2.8%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	39,757	300,563
Ameren Corp.	44,883	1,865,786
American Electric Power Co., Inc.	105,439	2,881,648
Centerpoint Energy, Inc.	95,239	809,532
Cinergy Corp.	52,028	1,754,384
CMS Energy Corp.	46,007	434,306
Consolidated Edison, Inc.	66,257	2,837,125
Constellation Energy Group, Inc.	51,490	1,432,452
Dominion Resources, Inc.	92,825	5,096,093
DTE Energy Co.	52,146	2,419,574
Edison International (a)	102,286	1,212,089
Entergy Corp.	69,550	3,170,785
Exelon Corp.	99,605	5,256,156
FirstEnergy Corp.	92,571	3,052,066
FPL Group, Inc.	55,118	3,314,245
PG&E Corp. (a)	121,980	1,695,522
Pinnacle West Capital Corp.	26,781	912,964
PPL Corp.	47,753	1,656,074
Progress Energy, Inc.	71,202	3,086,607
Public Service Enterprise Group, Inc.	65,990	2,118,279
Southern Co.	218,745	6,210,171
TECO Energy, Inc.	48,000	742,560
TXU Corp.	104,982	1,961,064
Xcel Energy, Inc.	121,651	1,338,161
		55,558,206
Gas Utilities - 0.3%
KeySpan Corp.	44,269	1,560,040
Kinder Morgan, Inc.	38,643	1,633,440
Nicor, Inc.	14,071	478,836
NiSource, Inc.	76,265	1,525,300
Peoples Energy Corp.	11,341	438,330
Sempra Energy	64,097	1,515,894
		7,151,840
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	170,883	516,067
Calpine Corp. (a)	97,810	318,861
Duke Energy Corp.	271,527	5,305,638
Dynegy, Inc. Class A	92,641	109,316
El Paso Corp.	184,362	1,283,160

	Shares	Value (Note 1)
Mirant Corp. (a)	128,378	$ 242,634
Williams Companies, Inc.	133,018	359,149
		8,134,825
TOTAL UTILITIES		70,844,871
TOTAL COMMON STOCKS (Cost $2,346,052,174)		2,520,546,927
U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.16% to 1.61% 1/2/03 to 3/20/03 (c) (Cost $12,494,839)	$ 12,518,000	12,496,845
Money Market Funds - 2.1%
	Shares
Deutsche Daily Assets Fund Institutional, 1.52% (b) (Cost $52,310,180)	52,310,180	52,310,180
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,410,857,193)		2,585,353,952
NET OTHER ASSETS - (2.0)%		(49,573,281)
NET ASSETS - 100%		$ 2,535,780,671
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
76 S&P 500 Index Contracts	March 2003	$ 16,699,100	$ (247,292)

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,045,375.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $201,681,536 and $340,561,335, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,228 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $12,809,000. The weighted average interest rate was 2.16%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $178,357,000 of which $12,929,000, $42,621,000 and $122,807,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $49,925,163) (cost $2,410,857,193) - See accompanying schedule		$ 2,585,353,952
Cash		1,849
Receivable for investments sold		371,402
Receivable for fund shares sold		3,075,153
Dividends receivable		4,045,556
Receivable for daily variation on futures contracts		25,027
Receivable from investment adviser for expense reductions		72,653
Other receivables		58,037
Total assets		2,593,003,629

Liabilities
Payable for fund shares redeemed	$ 4,050,392
Accrued management fee	521,158
Distribution fees payable	7,384
Other payables and accrued expenses	333,844
Collateral on securities loaned, at value	52,310,180
Total liabilities		57,222,958

Net Assets		$ 2,535,780,671
Net Assets consist of:
Paid in capital		$ 2,501,318,318
Undistributed net investment income		39,666,152
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,453,266)
Net unrealized appreciation (depreciation) on investments		174,249,467
Net Assets		$ 2,535,780,671
Initial Class: Net Asset Value, offering price and redemption price per share ($2,497,251,849 ÷ 24,992,696 shares)		$ 99.92

Service Class: Net Asset Value, offering price and redemption price per share ($7,493,812 ÷ 75,137 shares)		$ 99.74

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,035,010 ÷ 312,556 shares)		$ 99.29

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 47,156,647
Interest		356,422
Security lending		565,253
Total income		48,078,322

Expenses
Management fee	$ 7,113,992
Transfer agent fees	2,027,417
Distribution fees	69,474
Accounting and security lending fees	573,775
Non-interested trustees' compensation	10,181
Audit	47,653
Legal	15,596
Interest	4,613
Miscellaneous	107,816
Total expenses before reductions	9,970,517
Expense reductions	(1,603,945)	8,366,572
Net investment income (loss)		39,711,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(101,198,317)
Foreign currency transactions	(2,394)
Futures contracts	(3,617,732)
Total net realized gain (loss)		(104,818,443)
Change in net unrealized appreciation (depreciation) on: Investment securities	(705,307,670)
Futures contracts	(578,337)
Total change in net unrealized appreciation (depreciation)		(705,886,007)
Net gain (loss)		(810,704,450)
Net increase (decrease) in net assets resulting from operations		$ (770,992,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 39,711,750	$ 39,993,861
Net realized gain (loss)	(104,818,443)	(75,070,584)
Change in net unrealized appreciation (depreciation)	(705,886,007)	(470,213,066)
Net increase (decrease) in net assets resulting from operations	(770,992,700)	(505,289,789)
Distributions to shareholders from net investment income	(39,813,740)	(44,349,182)
Share transactions - net increase (decrease)	(151,386,548)	(101,528,167)
Total increase (decrease) in net assets	(962,192,988)	(651,167,138)

Net Assets
Beginning of period	3,497,973,659	4,149,140,797
End of period (including undistributed net investment income of $39,666,152 and undistributed net investment income of $39,763,829, respectively)	$ 2,535,780,671	$ 3,497,973,659
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	3,790,969	60,557	570,859
Reinvested	321,923	354	1,841
Redeemed	(5,838,189)	(11,000)	(409,561)
Net increase (decrease)	(1,725,297)	49,911	163,139

Dollars Sold	$ 431,128,827	$ 6,939,815	$ 60,711,481
Reinvested	39,545,037	43,491	225,252
Redeemed	(645,993,552)	(1,271,169)	(42,715,730)
Net increase (decrease)	$ (175,319,688)	$ 5,712,137	$ 18,221,003

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	6,184,955	25,891	260,463
Reinvested	292,574	6	464
Redeemed	(7,504,344)	(1,271)	(113,677)
Net increase (decrease)	(1,026,815)	24,626	147,250

Dollars Sold	$ 838,885,942	$ 3,293,163	$ 34,748,747
Reinvested	44,278,192	967	70,023
Redeemed	(1,008,036,633)	(160,944)	(14,607,624)
Net increase (decrease)	$ (124,872,499)	$ 3,133,186	$ 20,211,146

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 39,544,997	$ 43,491	$ 225,252
From net realized gain	-	-	-
Total	$ 39,544,997	$ 43,491	$ 225,252

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 44,278,192	$ 967	$ 70,023
From net realized gain	-	-	-
Total	$ 44,278,192	$ 967	$ 70,023

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Income from Investment Operations
Net investment income (loss) C	1.51	1.48	1.51	1.64	1.65
Net realized and unrealized gain (loss)	(30.18)	(19.34)	(16.99)	26.88	29.70
Total from investment operations	(28.67)	(17.86)	(15.48)	28.52	31.35
Distributions from net investment income	(1.49)	(1.59)	(1.67)	(1.40)	(1.36)
Distributions from net realized gain	-	-	(.73)	(.95)	(3.15)
Total distributions	(1.49)	(1.59)	(2.40)	(2.35)	(4.51)
Net asset value, end of period	$ 99.92	$ 130.08	$ 149.53	$ 167.41	$ 141.24
Total Return A, B	(22.25)%	(12.09)%	(9.30)%	20.52%	28.31%
Ratios to Average Net Assets D
Expenses before expense reductions	.33%	.35%	.33%	.34%	.35%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income (loss)	1.34%	1.09%	.94%	1.09%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,252	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068
Portfolio turnover rate	7%	9%	10%	8%	4%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.94	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income (loss) E	1.34	1.24	.65
Net realized and unrealized gain (loss)	(30.07)	(19.23)	(17.88)
Total from investment operations	(28.73)	(17.99)	(17.23)
Distributions from net investment income	(1.47)	(1.53)	-
Net asset value, end of period	$ 99.74	$ 129.94	$ 149.46
Total Return B, C, D	(22.32)%	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.47%	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38%	.38% A
Expenses net of all reductions	.38%	.38%	.38% A
Net investment income (loss)	1.24%	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,494	$ 3,278	$ 90
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 129.43	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income (loss) E	1.19	1.09	1.04
Net realized and unrealized gain (loss)	(30.00)	(19.23)	(12.71)
Total from investment operations	(28.81)	(18.14)	(11.67)
Distributions from net investment income	(1.33)	(1.61)	(1.67)
Distributions from net realized gain	-	-	(.73)
Total distributions	(1.33)	(1.61)	(2.40)
Net asset value, end of period	$ 99.29	$ 129.43	$ 149.18
Total Return B, C, D	(22.45)%	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.60%	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53%	.53% A
Expenses net of all reductions	.53%	.53%	.53% A
Net investment income (loss)	1.09%	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,035	$ 19,338	$ 323
Portfolio turnover rate	7%	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Index 500 Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 659,508,490
Unrealized depreciation	(486,325,516)
Net unrealized appreciation (depreciation)	173,182,974
Undistributed ordinary income	39,636,608
Capital loss carryforward	(178,357,319)
Total Distributable earnings	$ 34,462,263
Cost for federal income tax purposes	$ 2,412,170,978

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 39,813,740	$ 44,349,182

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .24% of the fund's average net assets.

Sub-Adviser Fee. FMR and the fund have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective January 13, 2003, Deutsche Asset Management, Inc. will no longer serve as sub-adviser. The Fund's adviser will assume responsibility for all investment management decisions.

The Fund has entered into a securities lending agreement with Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. DBTCA retains up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $142,760. Effective January 13, 2003, DBTCA will no longer provide securities lending services. Mellon Bank, N.A. will assume responsibility for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

Index 500 Portfolio

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 5,557
Service Class 2	63,917
$ 69,474

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 2,000,876
Service Class	5,609
Service Class 2	20,932
$ 2,027,417

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	.28%	$ 1,578,549
Service Class	.38%	4,716
Service Class 2.53%		16,990
		$ 1,600,255

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,690.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 28% of the total outstanding shares of the fund.

Index 500 Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index 500 Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Index 500. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of VIP Index 500. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Index 500. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Index 500. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Index 500. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1992 Assistant Treasurer of VIP Index 500. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Index 500. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Index 500. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Index 500. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Index 500 Portfolio

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPIDX-ANN-0203 337899
1.540028.105

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments at period end.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Investment-grade bonds - both foreign and domestic - were the place to be in 2002, as U.S. equities dropped for the third consecutive year. In fact, it was the worst performance for U.S. stocks since the mid 1970s, and the first time they've fallen for three straight years since 1939-41. While faring slightly better on an absolute basis, international equities generally suffered double-digit losses as well. A slowing global economy, weakness in capital spending, the continued feeble performance of the technology and telecommunications sectors, and geopolitical tension were some of the common themes that plagued stock markets around the world. In addition, the U.S. markets had to contend with a series of high-profile accounting and corporate governance scandals that rocked investors' confidence. While tech and telecom were obvious laggards, no sector of the market offered sanctuary during the past year. All seven major domestic market sectors tracked by Goldman Sachs posted double-digit losses. On the bond front, the picture was much brighter. International bonds fared best, benefiting from a weaker U.S. dollar. Emerging-markets debt posted its fourth straight year of positive returns, and U.S. investment-grade bonds offered returns in the general range of 9% to nearly 12%.

U.S. Stock Markets

Three years into the new millennium, major U.S. equity indexes still have yet to generate a positive return. Only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap-oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the tech and telecom sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, it was learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the '90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investors' psyche. On a more upbeat note, a solid fourth-quarter rally spurred hopes for a recovery in 2003.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 15.74% during the past year, a much better showing than many American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P/TSX Composite Index had a return of -11.52%. Japan did exceptionally well in the first half of the year, before slipping again on the lack of progress with banking reforms. For the year overall, the Tokyo Stock Exchange Index (TOPIX), a broad measure of the Japanese stock market, fell 8.89%. Europe was a trouble spot relative to most other developed nations. The European region continued to suffer from declining trends in production, consumption and consumer confidence, largely contributing to the 18.17% descent of the MSCI Europe index.

U.S. Bond Markets

Every investment-grade debt benchmark had a positive return in 2002. The Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 10.26% for the past 12 months. As beneficiaries of the rush to quality, Treasuries fared the best during the year, returning 11.79% according to the Lehman Brothers Treasury Index. Corporate bonds had a nice rally late in the period, shrugging off the multiple credit downgrades that tempered their performance earlier in the year. The corporates' benchmark, the Lehman Brothers Credit Bond Index, finished 2002 with a 10.52% gain. Agencies did well all year long, and the Lehman Brothers U.S. Agency Index advanced 11.01%. Mortgages also fared well, despite significant refinancing activity. The Lehman Brothers Mortgage-Backed Securities Index was up 8.75%. Below-investment-grade bonds were another story, however. The high-yield market fought through numerous defaults, bankruptcies and credit downgrades for most of 2002. A strong fourth-quarter rally helped, but still left the market shy of positive territory, as the Merrill Lynch High Yield Master II Index dropped 1.89% for the year overall.

Foreign Bond Markets

Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 government bond markets around the world, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	10.34%	7.47%	7.29%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	10.20%	7.39%	7.25%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	10.09%	7.26%	7.19%
LB Aggregate Bond	10.26%	7.54%	7.51%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.61%	6.50%	6.79%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ford O'Neil, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Ford?

A. For the year ending December 31, 2002, the fund performed roughly in line with the Lehman Brothers Aggregate Bond Index, which returned 10.26%, and solidly outpaced the Lipper Inc. variable annuity intermediate investment grade debt funds average, which returned 8.61%.

Q. What drove investment-grade bonds during the past year?

A. It was a strong, albeit volatile period for bonds, which generally did well amid a favorable interest rate environment, spurred by sluggish economic growth, fears of deflation, lackluster corporate profits and slumping stock prices. Rates across the yield curve plunged to historically low levels during the first nine months of the year, as the prospects for Federal Reserve Board tightening diminished and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government securities - namely Treasuries and agencies. Investors' aversion to riskier assets hurt corporate bonds, which also were plagued by widespread credit-quality downgrades. Yield spreads widened to record levels relative to Treasuries before they narrowed sharply during the fourth quarter in response to the Fed's half-point rate cut plus expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Mortgage securities performed well throughout the period despite increased volatility and higher prepayment activity, due to robust demand for high-quality, higher-yielding investments.

Q. Against this backdrop, what dictated fund results?

A. The fund's positioning in corporate bonds had the most influence on performance. While my decision to overweight corporates relative to the index rather than stronger-performing government issues curbed results for most of the year, it was a home run during the fourth quarter - particularly in November, one of the best months ever for corporates. Using the sector's volatility to our advantage and sticking with our investment process was key to our outperformance, as we generated strong excess returns by snapping up beaten-down BBB-rated telecommunications and media issues that rebounded strongly after we bought them in July and September. The fund fared reasonably well in corporates overall during the first three quarters of the period, which was important given the stiff headwind.

Q. What kept you in the ball game as corporates headed south?

A. Assuming a more conservative posture helped, given heightened credit risk and increased short-selling activity by institutional investors. Despite scaling back on corporates, security selection was the main driver of performance. While we weren't immune to troubled securities, good research, diversification and credit analysis - supported by thorough knowledge of company management teams - enabled us to own more of the right names, while avoiding several prominent issuers that were downgraded. This resource and information advantage helped us limit our downside versus the index and soundly beat our average Lipper peer. However, the fund was hurt by a few gas and electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and scant credit problems.

Q. What can you tell us about your other key strategies?

A. Given how low interest rates had fallen, I decided to rotate some assets out of Treasuries, agencies and cash and into high-quality, higher-yielding mortgage and asset-backed securities based on their superior return potential. Although rates trended lower, the yield advantage gained from focusing on these sectors overwhelmed the rally in government bond prices. Moreover, while declining mortgage rates triggered another massive wave of mortgage refinancing during the summer, the fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to being prepaid. Newly issued current-coupon mortgages in the 4%-6% range helped performance, as did commercial mortgage-backed securities. With most of the market priced above par - or face value - holders of more seasoned, higher-coupon bonds experienced faster prepayments than anticipated, causing them to book a loss without the chance of gaining the additional interest income.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel the economic recovery is solidifying. At that point, a tighter monetary policy likely will ensue, which should cause short-term Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform - changes that could bode well for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks as high a level of current income as
is consistent with the preservation of capital

Start date: December 5, 1988

Size: as of December 31, 2002, more than
$2.0 billion

Manager: Ford O'Neil, since 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investment Summary

Quality Diversification (% of fund's net assets)
As of December 31, 2002
U.S. Governments 55.3%
AAA 5.9%
AA 2.9%
A 13.4%
BBB 16.1%
BB and Below 2.0%
Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of December 31, 2002
Years	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2002
% of fund's net assets
Financials	15.4
Telecommunication Services	3.6
Utilities	3.2
Consumer Discretionary	3.0
Industrials	2.0

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.4%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 4,645,000	$ 5,164,014
Media - 2.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	7,141,000	7,541,639
7.7% 5/1/32	1,745,000	1,816,079
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	2,100,000	2,268,000
Comcast Cable Communications, Inc. 6.875% 6/15/09	5,000,000	5,319,465
Continental Cablevision, Inc.:
8.3% 5/15/06	810,000	877,463
9% 9/1/08	4,000,000	4,560,600
Cox Communications, Inc.:
7.125% 10/1/12	2,670,000	2,965,660
7.75% 11/1/10	3,700,000	4,214,134
News America Holdings, Inc. 7.75% 12/1/45	12,500,000	12,284,763
Shaw Communications, Inc. yankee 7.2% 12/15/11	2,000,000	1,729,374
TCI Communications, Inc. 9.8% 2/1/12	7,000,000	8,414,161
Time Warner, Inc. 8.18% 8/15/07	1,240,000	1,361,196
		53,352,534
TOTAL CONSUMER DISCRETIONARY		58,516,548
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.1%
Kroger Co. 6.8% 4/1/11	2,285,000	2,504,723
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	3,870,000	4,400,805
Tobacco - 0.6%
Philip Morris Companies, Inc.:
7% 7/15/05	1,500,000	1,629,248
7.65% 7/1/08	5,000,000	5,767,245
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	2,205,000	2,300,529
7.75% 5/15/06	1,570,000	1,712,000
		11,409,022
TOTAL CONSUMER STAPLES		18,314,550

	Principal Amount	Value (Note 1)
ENERGY - 0.5%
Oil & Gas - 0.5%
Duke Energy Field Services LLC 7.875% 8/16/10	$ 4,000,000	$ 4,233,292
Pemex Project Funding Master Trust:
7.375% 12/15/14 (c)	4,500,000	4,612,500
7.875% 2/1/09 (c)	1,200,000	1,290,000
The Coastal Corp. 7.75% 10/15/35	1,355,000	894,300
		11,030,092
FINANCIALS - 14.9%
Banks - 2.3%
Bank of America Corp. 4.75% 10/15/06	2,035,000	2,153,590
Bank of Montreal 6.1% 9/15/05	3,000,000	3,242,571
Bank One Corp. 6.5% 2/1/06	1,245,000	1,375,256
BankBoston Corp. 6.625% 12/1/05	4,420,000	4,838,777
Capital One Bank:
6.5% 7/30/04	2,763,000	2,702,192
6.875% 2/1/06	1,200,000	1,160,942
First Union Corp. 7.55% 8/18/05	1,055,000	1,188,691
Fleet Financial Group, Inc. 7.125% 4/15/06	980,000	1,085,504
FleetBoston Financial Corp. 7.25% 9/15/05	1,695,000	1,876,836
HSBC Holdings PLC 5.25% 12/12/12	1,500,000	1,537,469
Korea Development Bank 7.375% 9/17/04	1,320,000	1,428,101
MBNA Corp.:
6.25% 1/17/07	1,905,000	1,988,635
6.34% 6/2/03	350,000	355,704
7.5% 3/15/12	3,005,000	3,230,630
Merita Bank Ltd. yankee 6.5% 1/15/06	1,500,000	1,633,305
PNC Funding Corp. 5.75% 8/1/06	4,440,000	4,752,811
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	1,750,000	2,025,487
8.817% 3/31/49	1,640,000	1,840,674
Union Planters Corp. 6.75% 11/1/05	400,000	439,853
Washington Mutual Bank 6.875% 6/15/11	3,000,000	3,363,843
Washington Mutual, Inc. 5.625% 1/15/07	3,955,000	4,232,416
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	900,000	1,071,031
		47,524,318
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 11.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	$ 625,000	$ 685,151
Alliance Capital Management LP 5.625% 8/15/06	2,475,000	2,605,381
American General Finance Corp. 5.875% 7/14/06	5,400,000	5,812,857
Amvescap PLC yankee 6.6% 5/15/05	5,100,000	5,504,818
Associates Corp. of North America 6% 7/15/05	2,500,000	2,696,393
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	1,100,000	1,254,514
Capital One Financial Corp.:
7.125% 8/1/08	1,290,000	1,194,659
7.25% 5/1/06	5,000,000	4,799,060
CIT Group, Inc.:
5.5% 2/15/04	500,000	511,292
7.75% 4/2/12	4,125,000	4,633,010
Citigroup, Inc. 5.625% 8/27/12	3,600,000	3,785,335
Countrywide Home Loans, Inc.:
5.5% 8/1/06	4,500,000	4,784,873
5.5% 2/1/07	2,500,000	2,654,390
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	2,000,000	2,141,956
6.5% 1/15/12	1,520,000	1,624,514
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	315,000	314,674
7.92% 5/18/12	3,700,000	3,085,323
Deutsche Telekom International Finance BV:
8.25% 6/15/05	4,000,000	4,373,624
8.75% 6/15/30	10,750,000	12,417,873
Ford Motor Credit Co.:
5.8% 1/12/09	5,065,000	4,697,757
6.5% 1/25/07	4,710,000	4,652,156
6.875% 2/1/06	4,600,000	4,608,059
7.875% 6/15/10	3,500,000	3,521,924
General Electric Capital Corp. 6% 6/15/12	8,045,000	8,685,985

	Principal Amount	Value (Note 1)
General Motors Acceptance Corp.:
6.75% 1/15/06	$ 4,660,000	$ 4,825,994
7.5% 7/15/05	500,000	526,543
7.75% 1/19/10	5,650,000	5,914,929
Goldman Sachs Group, Inc.:
5.7% 9/1/12	2,935,000	3,066,195
6.6% 1/15/12	4,925,000	5,442,100
Household Finance Corp.:
6.375% 10/15/11	5,290,000	5,530,732
6.375% 11/27/12	2,635,000	2,750,761
6.5% 1/24/06	605,000	644,278
6.75% 5/15/11	4,000,000	4,264,756
7% 5/15/12	840,000	920,043
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	9,640,000	11,856,410
ING Capital Funding Trust III 8.439% 12/31/10	2,050,000	2,383,814
J.P. Morgan Chase & Co.:
5.35% 3/1/07	2,415,000	2,554,587
5.625% 8/15/06	1,065,000	1,139,317
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	1,425,000	1,558,005
6.625% 1/18/12	7,500,000	8,301,225
Mellon Funding Corp. 7.5% 6/15/05	5,650,000	6,342,583
Merrill Lynch & Co., Inc. 4% 11/15/07	7,475,000	7,551,275
Morgan Stanley 6.6% 4/1/12	5,695,000	6,311,865
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	3,970,000	4,172,847
NiSource Finance Corp.:
7.625% 11/15/05	3,745,000	3,911,495
7.875% 11/15/10	4,360,000	4,791,758
Petronas Capital Ltd. 7% 5/22/12 (c)	12,280,000	13,500,325
Popular North America, Inc. 6.125% 10/15/06	3,235,000	3,500,412
Sprint Capital Corp.:
6.875% 11/15/28	2,040,000	1,642,200
7.125% 1/30/06	1,480,000	1,465,200
TCI Communications Financing III 9.65% 3/31/27	1,500,000	1,380,248
TXU Eastern Funding yankee 6.75% 5/15/09 (a)	785,000	74,575
Verizon Global Funding Corp.:
7.25% 12/1/10	5,500,000	6,250,926
7.375% 9/1/12	2,335,000	2,686,509
Verizon Wireless Capital LLC 5.375% 12/15/06	8,850,000	9,245,471
		225,552,956
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
MetLife, Inc. 5.375% 12/15/12	$ 800,000	$ 826,404
Principal Life Global Funding I:
5.125% 6/28/07 (c)	3,000,000	3,162,141
6.25% 2/15/12 (c)	1,350,000	1,430,988
		5,419,533
Real Estate - 1.2%
Arden Realty LP 7% 11/15/07	5,000,000	5,432,100
AvalonBay Communities, Inc. 5% 8/1/07	2,315,000	2,330,263
Boston Properties, Inc. 6.25% 1/15/13 (c)	3,000,000	3,046,200
Cabot Industrial Property LP 7.125% 5/1/04	1,430,000	1,486,890
CenterPoint Properties Trust 6.75% 4/1/05	510,000	548,849
Duke Realty LP 7.3% 6/30/03	1,500,000	1,535,541
EOP Operating LP:
6.5% 1/15/04	1,610,000	1,663,112
6.625% 2/15/05	4,500,000	4,770,617
ERP Operating LP 7.1% 6/23/04	1,000,000	1,057,852
Mack-Cali Realty LP 7.75% 2/15/11	2,700,000	3,037,883
ProLogis Trust 6.7% 4/15/04	460,000	479,195
		25,388,502
TOTAL FINANCIALS		303,885,309
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp. 8.2% 12/1/09	2,000,000	2,471,616
Raytheon Co.:
5.5% 11/15/12	1,500,000	1,521,546
5.7% 11/1/03	1,800,000	1,835,426
8.2% 3/1/06	9,400,000	10,561,144
		16,389,732
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificates 8.54% 1/2/07	317,398	231,812
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee 6.75% 2/15/11	11,000,000	10,395,000

	Principal Amount	Value (Note 1)
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	$ 3,000,000	$ 3,124,890
CSX Corp. 7.95% 5/1/27	4,000,000	4,907,684
Norfolk Southern Corp. 7.25% 2/15/31	2,800,000	3,254,821
		11,287,395
TOTAL INDUSTRIALS		38,303,939
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.75% 2/1/06	2,000,000	2,070,000
8% 11/1/11	1,685,000	1,743,975
		3,813,975
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 6.5% 7/1/12	4,805,000	5,332,632
TOTAL INFORMATION TECHNOLOGY		9,146,607
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. yankee 7.35% 6/5/12	1,900,000	1,968,153
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.75% 3/15/12	1,675,000	1,826,316
TOTAL MATERIALS		3,794,469
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
6.5% 3/15/13	7,080,000	7,102,139
7.8% 11/15/11	1,915,000	2,093,106
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (c)	1,700,000	1,918,049
Citizens Communications Co. 8.5% 5/15/06	7,750,000	8,582,311
France Telecom SA 9.25% 3/1/11	7,700,000	8,903,279
Koninklijke KPN NV yankee 8% 10/1/10	9,500,000	11,125,213
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	965,000	1,021,715
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 5,000,000	$ 5,780,075
Telefonos de Mexico SA de CV 8.25% 1/26/06	3,500,000	3,832,500
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (a)	2,858,000	64,305
7.7% 7/20/29 (a)	1,066,000	23,985
TELUS Corp. yankee:
7.5% 6/1/07	4,830,000	4,685,100
8% 6/1/11	3,150,000	3,024,000
Verizon New York, Inc. 7.375% 4/1/32	1,570,000	1,815,509
		59,971,286
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,500,000	1,545,000
7.875% 3/1/11	4,250,000	4,271,250
8.75% 3/1/31	3,455,000	3,385,900
Cingular Wireless LLC 5.625% 12/15/06	2,000,000	2,102,728
		11,304,878
TOTAL TELECOMMUNICATION SERVICES		71,276,164
UTILITIES - 3.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	4,300,000	2,752,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	1,500,000	1,305,000
7.05% 12/11/07 (c)	3,000,000	2,700,000
Constellation Energy Group, Inc.:
6.125% 9/1/09	330,000	337,448
7% 4/1/12	1,410,000	1,481,920
Detroit Edison Co. 6.125% 10/1/10	2,350,000	2,588,419
Dominion Resources, Inc. 6.25% 6/30/12	2,825,000	2,988,285
Duke Capital Corp. 6.75% 2/15/32	362,000	283,269
FirstEnergy Corp. 6.45% 11/15/11	2,930,000	2,914,890
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	325,000	294,091

	Principal Amount	Value (Note 1)
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	$ 1,795,000	$ 1,804,745
5.875% 10/1/12 (c)	1,955,000	1,981,844
Monongahela Power Co. 5% 10/1/06	1,890,000	1,824,908
Oncor Electric Delivery Co. 6.375% 1/15/15 (c)	2,230,000	2,273,485
Public Service Co. of Colorado 7.875% 10/1/12 (c)	2,470,000	2,757,246
Reliant Energy Resources Corp. 8.125% 7/15/05	1,000,000	921,587
TECO Energy, Inc. 7% 5/1/12	9,125,000	7,665,000
TXU Corp. 6.375% 6/15/06	950,000	869,250
		37,743,387
Gas Utilities - 1.2%
Consolidated Natural Gas Co.:
5.375% 11/1/06	2,190,000	2,315,021
6.85% 4/15/11	445,000	496,761
Kinder Morgan Energy Partners LP:
7.125% 3/15/12	1,740,000	1,951,020
7.3% 8/15/33	5,950,000	6,378,787
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	4,370,000	4,738,391
Sempra Energy 7.95% 3/1/10	345,000	393,393
Tennessee Gas Pipeline Co. 6% 12/15/11	6,115,000	5,136,600
Texas Eastern Transmission Corp.:
5.25% 7/15/07	805,000	826,806
7.3% 12/1/10	1,270,000	1,403,497
		23,640,276
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc.:
7.125% 9/1/11	2,990,000	1,958,450
7.5% 1/15/31	1,105,000	690,625
		2,649,075
TOTAL UTILITIES		64,032,738
TOTAL NONCONVERTIBLE BONDS (Cost $545,082,285)		578,300,416
U.S. Government and Government Agency Obligations - 13.9%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5% 1/15/07	$ 24,907,000	$ 26,998,067
5.125% 2/13/04	4,000,000	4,167,512
5.25% 4/15/07	21,980,000	24,063,396
Freddie Mac:
3.5% 9/15/07	19,750,000	20,161,412
3.75% 4/15/04	10,000	10,297
5.75% 3/15/09	4,300,000	4,828,565
5.75% 1/15/12	7,740,000	8,612,290
5.875% 3/21/11	7,205,000	7,901,659
6.25% 7/15/32	1,001,000	1,133,959
6.75% 3/15/31	1,479,000	1,768,752
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	997,057	1,117,711
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,778	1,834
Series 1993-D, 5.23% 5/15/05	4,255	4,470
Series 1994-A, 7.12% 4/15/06	3,831	4,124
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	3,738	4,061
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	1,176	1,181
Private Export Funding Corp. secured:
5.65% 3/15/03	20,250	20,365
6.86% 4/30/04	343,775	360,053
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		101,159,708
U.S. Treasury Obligations - 9.0%
U.S. Treasury Bonds:
6.25% 5/15/30	103,195,000	123,491,393
8% 11/15/21	890,000	1,240,090

	Principal Amount	Value (Note 1)
U.S. Treasury Notes:
3.375% 4/30/04	$ 6,000,000	$ 6,162,420
5.75% 11/15/05	7,016,000	7,755,697
6.5% 2/15/10	16,375,000	19,573,234
6.75% 5/15/05	22,100,000	24,638,914
TOTAL U.S. TREASURY OBLIGATIONS		182,861,748
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $273,496,417)		284,021,456
U.S. Government Agency - Mortgage Securities - 40.1%

Fannie Mae - 28.0%
5.5% 8/1/14 to 12/1/14	20,851,130	21,810,469
5.5% 1/1/18 to 1/14/33 (d)	176,327,376	181,135,227
6% 2/1/13 to 1/1/29	25,687,836	26,880,495
6% 1/1/33 (d)	92,018,237	95,181,364
6.5% 2/1/10 to 11/1/32	158,828,185	165,801,089
6.5% 1/1/33 to 1/14/33 (d)	54,467,825	56,731,644
7% 3/1/15 to 6/1/31	8,600,191	9,087,819
7.5% 7/1/07 to 11/1/31	14,091,792	15,005,338
8% 3/1/30	12,421	13,391
8.5% 3/1/25 to 6/1/25	8,765	9,514
TOTAL FANNIE MAE		571,656,350
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	1,048,494	1,136,362
Government National Mortgage Association - 12.0%
6% 8/15/08 to 8/15/29	13,679,956	14,329,747
6% 1/1/33 (d)	45,925,601	47,805,680
6.5% 10/15/27 to 8/15/32	8,484,146	8,928,918
7% 1/15/28 to 7/15/32	139,609,900	148,062,317
7% 1/1/33 (d)	20,568,244	21,783,056
7.5% 3/15/06 to 10/15/28	3,130,170	3,354,172
8% 2/15/17	66,568	73,074
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		244,336,964
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $800,484,598)		817,129,676
Asset-Backed Securities - 3.1%
	Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 1,500,000	$ 1,586,445
Capital One Master Trust 5.45% 3/16/09	4,000,000	4,322,040
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	686,820	707,013
5.07% 2/15/08	4,900,000	5,163,375
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,000,000	5,204,350
Discover Card Master Trust I 5.75% 12/15/08	7,000,000	7,659,614
Ford Credit Auto Owner Trust:
5.54% 12/15/05	1,400,000	1,463,476
5.71% 9/15/05	755,000	792,626
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	2,852,601	2,907,470
5.09% 10/18/06	1,640,000	1,710,061
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,875,000	5,224,629
JCPenney Master Credit Card Trust 5.5% 6/15/07	7,000,000	7,211,610
MBNA Credit Card Master Note Trust:
1.78% 1/15/09 (e)	12,100,000	12,051,836
5.75% 10/15/08	1,800,000	1,967,044
Railcar Trust 7.75% 6/1/04	211,120	220,950
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,255,000	2,497,134
7.5% 11/15/07	1,300,000	1,353,170
TOTAL ASSET-BACKED SECURITIES (Cost $59,189,730)		62,042,843
Commercial Mortgage Securities - 2.5%

Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,887,500
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	3,481,298	3,765,785
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	2,075,000	2,336,087
Series 2000-C1 Class A2, 7.545% 4/14/62	1,100,000	1,312,136
Series 1997-C2 Class D, 7.27% 1/17/35	720,000	796,296
Series 1998-C1 Class C, 6.78% 5/17/40	5,000,000	5,552,300
Series 2001-CKN5 Class AX, 1.0973% 9/15/34 (c)(e)(g)	32,280,773	2,462,119

	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	$ 3,000,000	$ 3,594,768
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	500,000	561,735
Class C1, 7.52% 5/15/06 (c)	500,000	562,214
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	3,470,084	3,640,184
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	245,000	234,894
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	3,745,000	4,476,773
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,642,909
Series 2001-C3 Class A1, 6.058% 6/15/20	5,732,015	6,230,575
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (c)	2,600,000	2,430,188
Class C, 4.13% 11/20/37 (c)	2,600,000	2,320,500
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	2,500,000	2,775,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $47,678,878)		51,582,744
Foreign Government and Government Agency Obligations - 1.8%

British Columbia Province yankee 7% 1/15/03	500,000	500,672
Chilean Republic:
6.875% 4/28/09	2,300,000	2,513,831
7.125% 1/11/12	8,520,000	9,648,900
Malaysian Government 7.5% 7/15/11	1,890,000	2,186,494
Polish Government 6.25% 7/3/12	4,405,000	4,889,550
Quebec Province 7% 1/30/07	1,000,000	1,142,400
United Mexican States:
7.5% 1/14/12	5,000,000	5,362,500
8% 9/24/22	8,000,000	8,280,000
9.875% 2/1/10	2,290,000	2,811,204
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,180,530)		37,335,551
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	1,725,000	1,808,400
Fixed-Income Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $145,000,041)	1,455,301	$ 144,380,402
Cash Equivalents - 22.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.25%, dated 12/31/02 due 1/2/03) (Cost $450,262,000)	$ 450,293,388	450,262,000
TOTAL INVESTMENT PORTFOLIO - 119.1% (Cost $2,357,081,027)	2,426,863,488
NET OTHER ASSETS - (19.1)%	(389,221,541)
NET ASSETS - 100%	$ 2,037,641,947
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,627,072 or 4.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,684,839,811 and $3,201,848,732, respectively, of which long-term U.S. government and government agency obligations aggregated $3,120,829,780 and $2,788,455,929, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $4,500,667. The weighted average interest rate was 1.62%. Interest earned from the interfund lending program amounted to $2,424 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $7,787,760 and repurchase agreements of $450,262,000) (cost $2,357,081,027) - See accompanying schedule		$ 2,426,863,488
Cash		30,470
Receivable for fund shares sold		4,393,803
Interest receivable		16,864,014
Total assets		2,448,151,775

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 400,048,598
Payable for fund shares redeemed	1,516,805
Accrued management fee	722,693
Distribution fees payable	13,931
Other payables and accrued expenses	264,120
Collateral on securities loaned, at value	7,943,681
Total liabilities		410,509,828

Net Assets		$ 2,037,641,947
Net Assets consist of:
Paid in capital		$ 1,857,656,968
Undistributed net investment income		82,446,651
Accumulated undistributed net realized gain (loss) on investments		27,755,867
Net unrealized appreciation (depreciation) on investments		69,782,461
Net Assets		$ 2,037,641,947
Initial Class: Net Asset Value, offering price and redemption price per share ($1,965,036,074 ÷ 143,424,337 shares)		$ 13.70

Service Class: Net Asset Value, offering price and redemption price per share ($975,329 ÷ 71,406 shares)		$ 13.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($71,630,544 ÷ 5,278,254 shares)		$ 13.57

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 91,237,546
Security lending		31,192
Total income		91,268,738

Expenses
Management fee	$ 7,489,189
Transfer agent fees	1,199,140
Distribution fees	114,153
Accounting and security lending fees	379,634
Non-interested trustees' compensation	6,213
Custodian fees and expenses	95,669
Audit	57,320
Legal	6,659
Miscellaneous	110,643
Total expenses before reductions	9,458,620
Expense reductions	(24,339)	9,434,281
Net investment income (loss)		81,834,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		32,349,066
Change in net unrealized appreciation (depreciation) on investment securities		59,508,829
Net gain (loss)		91,857,895
Net increase (decrease) in net assets resulting from operations		$ 173,692,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 81,834,457	$ 60,422,321
Net realized gain (loss)	32,349,066	18,264,143
Change in net unrealized appreciation (depreciation)	59,508,829	2,695,000
Net increase (decrease) in net assets resulting from operations	173,692,352	81,381,464
Distributions to shareholders from net investment income	(58,817,521)	(42,039,084)
Share transactions - net increase (decrease)	458,501,562	684,676,925
Total increase (decrease) in net assets	573,376,393	724,019,305

Net Assets
Beginning of period	1,464,265,554	740,246,249
End of period (including undistributed net investment income of $82,446,651 and undistributed net investment income of $59,683,304, respectively)	$ 2,037,641,947	$ 1,464,265,554
Other Information:
Share Transactions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
Shares Sold	65,347,675	145,315	7,935,513
Reinvested	4,614,396	357	68,663
Redeemed	(38,454,755)	(83,223)	(4,147,148)
Net increase (decrease)	31,507,316	62,449	3,857,028

Dollars Sold	$ 848,704,131	$ 1,843,036	$ 102,465,637
Reinvested	57,956,815	4,479	856,227
Redeemed	(498,597,688)	(1,048,248)	(53,682,827)
Net increase (decrease)	$ 408,063,258	$ 799,267	$ 49,639,037

Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	76,499,188	-	1,835,171
Reinvested	3,464,378	483	3,730
Redeemed	(26,813,346)	-	(435,939)
Net increase (decrease)	53,150,220	483	1,402,962

Dollars Sold	$ 964,627,665	$ -	$ 23,132,398
Reinvested	41,988,258	5,847	44,979
Redeemed	(339,570,756)	-	(5,551,466)
Net increase (decrease)	$ 667,045,167	$ 5,847	$ 17,625,911

Distributions	Year ended December 31, 2002
	Initial Class	Service Class	Service Class 2
From net investment income	$ 57,956,815	$ 4,479	$ 856,227

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 41,988,258	$ 5,847	$ 44,979

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.59	$ 12.16	$ 12.96	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.610	.685 E	.771	.743	.725
Net realized and unrealized gain (loss)	.680	.335 E	.499	(.873)	.335
Total from investment operations	1.290	1.020	1.270	(.130)	1.060
Distributions from net investment income	(.510)	(.690)	(.840)	(.510)	(.590)
Distributions from net realized gain	-	-	-	(.160)	(.070)
Total distributions	(.510)	(.690)	(.840)	(.670)	(.660)
Net asset value, end of period	$ 13.70	$ 12.92	$ 12.59	$ 12.16	$ 12.96
Total Return A, B	10.34%	8.46%	11.22%	(1.05)%	8.85%
Ratios to Average Net Assets D
Expenses before expense reductions	.54%	.54%	.54%	.54%	.57%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.54%	.57%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.57%
Net investment income (loss)	4.71%	5.47% E	6.50%	6.07%	5.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,965,036	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813
Portfolio turnover rate	192%	278%	154%	87%	239%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.89	$ 12.58	$ 11.80
Income from Investment Operations
Net investment income (loss) E	.591	.674 H	.377
Net realized and unrealized gain (loss)	.679	.326 H	.403
Total from investment operations	1.270	1.000	.780
Distributions from net investment income	(.500)	(.690)	-
Net asset value, end of period	$ 13.66	$ 12.89	$ 12.58
Total Return B, C, D	10.20%	8.30%	6.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.64%	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64%	.64% A
Expenses net of all reductions	.64%	.64%	.64% A
Net investment income (loss)	4.60%	5.37% H	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 975	$ 115	$ 107
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 12.54	$ 12.06
Income from Investment Operations
Net investment income (loss) E	.571	.643 H	.686
Net realized and unrealized gain (loss)	.679	.327 H	.634
Total from investment operations	1.250	.970	1.320
Distributions from net investment income	(.500)	(.690)	(.840)
Net asset value, end of period	$ 13.57	$ 12.82	$ 12.54
Total Return B, C, D	10.09%	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.82%	1.75% A
Expenses net of voluntary waivers, if any	.79%	.82%	1.05% A
Expenses net of all reductions	.79%	.82%	1.05% A
Net investment income (loss)	4.45%	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,631	$ 18,225	$ 229
Portfolio turnover rate	192%	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Investment Grade Bond Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,696,762	|
Unrealized depreciation	(12,446,054)
Net unrealized appreciation (depreciation)	71,250,708
Undistributed ordinary income	99,462,054
Undistributed long-term capital gain	9,272,230
Total Distributable earnings	$ 179,984,992
Cost for federal income tax purposes	$ 2,355,612,780

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 58,817,521	$ 42,039,084

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Joint Trading Account.

At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated December 31, 2002, due January 2, 2003	1.25%
Number of dealers or banks	12
Maximum amount with one dealer or bank	22.2%
Aggregate principal amount of agreements	$11,264,350,000
Aggregate maturity amount of agreements	$11,265,135,254
Aggregate market value of transferred assets	$11,496,363,467
Coupon rates of transferred assets	0% to 15.50%
Maturity dates of transferred assets	1/2/03 to 11/1/41

Investment Grade Bond Portfolio

4. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class's average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 661	|
Service Class 2	113,492
	$ 114,153

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,163,618	|
Service Class	485
Service Class 2	35,037
	$ 1,199,140

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,742,419 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $24,339.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 56% of the total outstanding shares of the fund.

Investment Grade Bond Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Investment Grade Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1988

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997

Vice President of VIP Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of VIP Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of VIP Investment Grade Bond and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of VIP Investment Grade Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of VIP Investment Grade Bond. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Investment Grade Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1988 Assistant Treasurer of VIP Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Investment Grade Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Investment Grade Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of VIP Investment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Class	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/07/03	02/07/03	$0.54	$0.19
Service Class	02/07/03	02/07/03	$0.52	$0.19
Service Class 2	02/07/03	02/07/03	$0.52	$0.19

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 12.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-ANN-0203 338256
1.540025.105